                                                          2001 SEMIANNUAL REPORT

[GRAPHIC OF COMPASS OMITTED]

                                 NAVIGATING THE
                                       MARKET'S CURRENTS

ICON FUNDS

                                   ICON FUNDS



MANAGEMENT DISCUSSION AND ANALYSIS .........................................  5
DOMESTIC FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS .........................................  35
SHORT-TERM FIXED INCOME FUND

MANAGEMENT DISCUSSION AND ANALYSIS .........................................  36
INTERNATIONAL FUNDS

FINANCIAL STATEMENTS .......................................................  48

FINANCIAL HIGHLIGHTS .......................................................  56

NOTES TO FINANCIAL STATEMENTS ..............................................  65

                                        Meridian Investment Management
                                        Corporation serves as the Adviser for
                                        the ICON Funds.

ICON FUNDS      2001 SEMIANNUAL REPORT


NAVIGATING THE MARKET'S CURRENTS


DEAR ICON FUNDS SHAREHOLDERS AND ADVISERS:

While we believe the market rotation in 2000 was missed by many investors, the shift was not unforeseen.

It is normal for market conditions to change through time. The economy speeds up and slows down, interest rates rise and fall, inflation waxes and wanes. Nothing is constant. Cycles are the norm. Through those changes, different industries take turns leading the market, generally over one- to two-year periods. The system used to manage the ICON Funds was specifically designed to capture this changing industry leadership through time.

THE EVER-TURNING TIDES

Stocks in industries that have led the market for a year or two may become overpriced relative to intrinsic value. Investors, whether they are following a momentum investment strategy or are simply following the herd, tend to gravitate toward those issues. As an industry's leadership continues, investors may grow to accept and believe a certain scenario that favors only that industry. They become incapable of seeing change. This is natural and understandable: most investors want what is in favor and do want what is out of favor.

At the same time, other industries that have been ignored and left behind become bargains, with prices below intrinsic value. It is these industries that we feel have the


--------------------------------------------------------------------------------

SECTOR PERFORMANCE

SIGNS OF AN APPROACHING STORM

LAST YEAR FEATURED CLASSIC STOCK-MARKET BEHAVIOR. AS IS TYPICAL, THE MARKET LED THE ECONOMY BY ITS USUAL SIX TO NINE MONTHS. TECHNOLOGY ISSUES HIT A PEAK IN JANUARY 2000 AND STARTED DOWN ALONG WITH CYCLICAL STOCKS WHEN THE ECONOMY LOOKED BRIGHT. SURE ENOUGH, BY NOVEMBER AND DECEMBER, THE POTENTIAL FOR A SLOWDOWN--OR EVEN RECESSION--APPEARED.

DEFENSIVE INDUSTRIES AND SECTORS (SUCH AS UTILITIES, HEALTHCARE, FINANCIALS, AND CONSUMER STAPLES) RALLIED THE FINAL TEN MONTHS OF 2000, WELL BEFORE HEADLINES OF A SLOWING ECONOMY WERE FRONT-PAGE NEWS. UNFORTUNATELY, INVESTORS LOOKING SOLELY AT CURRENT NEWS, HEADLINES, AND EARNINGS REPORTS MISSED THIS SECTOR SHIFT. VALUATION, AS USED TO MANAGE THE ICON FUNDS, PROVED INVALUABLE IN DISTINGUISHING BETWEEN OVER-PRICED INDUSTRIES ON THE VERGE OF DECLINE AND UNDER-PRICED INDUSTRIES READY TO LEAD.

                ICON FUNDS                 LETTER TO SHAREHOLDERS AND ADVISERS


potential to begin a new cycle and rise to lead the market. But there is a complicating factor: the market has demonstrated the tendency to lead the economy by six to nine months at turning points. New industries emerge as leaders well before there is news or economic data to support, or explain, that new leadership.

PLOTTING A COURSE

Valuation analysis of stocks within industry groupings is the key to determining what industries are so expensive as to be near the end of their leadership role. The same approach can be used to help discover which industries are "on sale" and in a position to be the next potential leaders when conditions change.

Peaks and bottoms for the market and industries can be very emotional, for individual and professional investors alike. We rely on a quantitative system in an attempt to take the emotions out of the decision making process.

SKIRTING THE MAELSTROM

The recent history of technology stocks provides an excellent illustration of our approach. The peak in

--------------------------------------------------------------------------------

A GRAPH OF THE RETURNS OF THE NINE ICON U.S. SECTOR MUTUAL FUNDS FOR 2000 SHOWS THE SECTOR LEADERSHIP LAST YEAR. IT WAS NOT AN OVERALL BEAR MARKET AS MANY OBSERVERS CLAIM; AND SOME SECTORS ACTUALLY DID QUITE WELL. TECHNOLOGY STOCKS, IN GENERAL, EXPERIENCED STEEP DECLINES.

[CHART]

                         ICON DOMESTIC FUND PERFORMANCE
                                      2000

Energy                                         78.65%
Financial                                      50.02%
Healthcare                                     43.03%
Leisure & Consumer Staples                     14.38%
Information Technology                         14.07%
Telecom & Utilities                            11.82%
Industrials                                     4.27%
Consumer Discretionary                        -11.51%
Materials                                     -23.56%
S&P 1500                                       -6.97%

TOTAL ANNUAL RETURNS FOR THE ONE-YEAR PERIOD ENDED MARCH 31, 2001 AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIFE OF EACH OF THE RESPECTIVE ICON FUNDS AND ACCOMPANYING DISCLOSURES ARE CONTAINED IN THE MANAGEMENT DISCUSSION & ANALYSES LOCATED ON PAGES 5 THROUGH 46 OF THIS REPORT. THE YEAR 2000 RETURNS IN THIS GRAPH ARE TOTAL RETURNS AND INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE PRINCIPAL VALUE AND RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE S&P 1500 SUPERCOMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX
OF 1500 U.S. COMPANIES AND IS COMPRISED OF THE S&P 400, THE S&P 500 AND THE
S&P 600. IT IS COMPRISED OF 1500 STOCKS. THE S&P 1500 SUPERCOMPOSITE INDEX IS
AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSION, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF. SOURCE: MORNINGSTAR PRINCIPAL PRO.

ICON FUNDS      LETTER TO SHAREHOLDERS AND ADVISERS


technology stocks in early 2000 featured equities as overpriced as our system had ever seen. The mainline technology stocks that had been held in the ICON Information Technology Fund were therefore sold in late 1999 and early 2000. Cash was accumulated as no attractively valued replacements could be found.

By Spring 2000 we had found some good candidates, though not from among the market favorites--they were still too expensive. Bargains were found on the fringe of the tech sector among companies that use technology to provide services. As a result, the ICON Information Technology Fund was able to avoid much of the turbulence that devastated the Tech sector during 2000.

WELL-CHARTED TERRITORY

Cycles and themes with industry leadership changes are normal--the events of the late 1990s were abnormal and may not be seen again for many years. Because the Federal Reserve tightened so slowly with quarter point steps (and also briefly eased in late 1998), the expansion of the late 1990s was unnaturally extended. A unique setting was created which favored momentum investing.

Many novice investors, who tend to begin with momentum strategies, were attracted to the market in the late 1990s and assumed the conditions were normal. Even some experienced investors abandoned their disciplines to chase the excitement of the times. Now both groups wait for that setting to return. We expect them to be disappointed.

To us, the last three years were very normal. The peak in technology issues was more extreme than usual, but the industry rotation and market's anticipation of economic slowing were classic. Cycles, changes and strong industry themes are all typical components of the stock market and are just what our system is designed to capture.

We thank you for your continued confidence in our disciplined, value-conscious approach.

Sincerely,

/s/ Craig Callahan

Craig Callahan



[PHOTO OF CRAIG T. CALLAHAN]

CRAIG T. CALLAHAN, D.B.A. TRUSTEE, CHIEF INVESTMENT OFFICER OF THE ADVISER

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

MATERIALS
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Materials Fund depreciated 10.29% in the six months ending March 31, 2001. While this compares to an 18.12% retreat in the S&P 1500 SuperComposite Index(1) it lags the 17.53% gain in the S&P SuperComposite Basic Materials Index.(2) That index is comprised of 101 securities, but the largest four contribute approximately 35% of the influence. Those four securities, two chemical and two aluminum, surged late last year and quickly drove the index higher. The ICON Materials Fund did not own them initially.

SECTOR REVIEW

The Materials sector is highly susceptible to economic cycles. Historically, as the economy has started to head into a recession, inventories generally have risen to near cyclical highs. This increase in inventories typically lowers demand for input materials in manufacturing. Thus the Materials sector has been a leading indicator for economic cycles.

The first half of 2000 did not bode well for the Materials sector. Materials poor performance was mitigated by a strong rally the last two months of 2000. As of the end of October 2000, the S&P Basic Materials Index lost 20.85% but finished the year down only 10.47%.

In a time of devaluation in the broader market, Materials has held up well during the past six months. The Aluminum and Chemicals industries both started upward trends in the 4th Quarter of 2000, which continued through the 1st Quarter of 2001. This follows a difficult six-months where the S&P Basic Materials Index lost 18.78%. This has resulted in under-valuation of equities in the Materials sector as a whole according to the Adviser's quantitative valuation model.

INVESTMENT STRATEGY AND ACTIVITY

Since January 2001 the Federal Reserve has taken an anti-recession posture. Historically this stance by the Fed has been a strong upward force on the equities market. The Adviser believes that the ICON Materials Fund is well positioned for strong performance in this environment. The primary focus over the last six-months has been to expand industry representation. At the close of September 2000, the Fund was invested in six industries. Since then, the universal under-valuation of the sector and strong performance has led us to add four industries to the portfolio from this sector. These additions include Aluminum, Steel, Diversified Mining, and Paper Packaging. All of these industries were on sale and have performed well relative to the broader market. In Aluminum we added companies like the Dow component Alcoa (AA). We also purchased some strong performing coal mining stocks to increase diversification in the Fund. Engelhard Corporation (EC), a Diversified Chemical company, is currently the largest holding in the Fund and has been outperforming the market with strong returns.

SECTOR OUTLOOK

After a period of apparent investor neglect for the Materials sector due to the tech rally in 1999 and early in 2000 we anticipate improved performance in this sector. Many of the sector's industries have good value and are performing well compared to the broader market. As the market appreciates, the number of industries held by the Fund may decrease as they reach or exceed their fair value.

FUND RETURNS*
----------------------------------------------------------------------
                           Total Annual Return          Average Total
                              for one-year              Annual Return
                              period ended             Since Inception
                             March 31, 2001             (May 5, 1997)
----------------------------------------------------------------------
ICON Materials Fund              -17.53%                   -12.02%
----------------------------------------------------------------------

[SIDENOTE]
* The returns for the ICON Materials Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. The principal value and return of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less at redemption than their original cost. Past performance does not guarantee future results.

(1) THE S&P 1500 SUPERCOMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P SUPERCOMPOSITE BASIC MATERIALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE BASIC MATERIALS SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

ICON FUNDS

MATERIALS
--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)
Equities                                     95.2%
Top 10 Equity Holdings (% of Net Assets)     47.9%
Number of Stocks                             31
Cash & Cash Equivalents                       5.9%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
Engelhard Corp.                               7.7%
Alcoa Inc.                                    5.7%
Florida Rock Inds.                            5.5%
Alcan Inc.                                    4.6%
Nucor Corp.                                   4.4%
Vulcan Materials Co.                          4.4%
Om Group Inc.                                 4.3%
Albemarle Corp.                               4.1%
Stillwater Mining Co.                         3.7%
Sonoco Products Co.                           3.5%

--------------------------------------------------------------------------------
TOP INDUSTRIES                             MARCH 31, 2001 (UNAUDITED)
Specialty Chemicals                          16.6%
Diversified Metals & Mining                  15.7%
Steel                                        11.8%
Diversified Chemicals                        11.0%
Aluminum                                     10.3%
Construction Materials                       10.0%
Paper Packaging                               6.9%
Industrial Gases                              4.3%
Metal & Glass Containers                      3.4%
Electrical Components & Equipment             3.2%
Fertilizers & Agricultural Chemicals          2.0%

MATERIALS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS 95.2%

ALUMINUM 10.3%
     33,500     Alcan Inc.                                           $ 1,206,000
     41,800     Alcoa Inc.                                             1,502,710
--------------------------------------------------------------------------------
Total Aluminum                                                         2,708,710

CONSTRUCTION MATERIALS 10.0%
     37,100     Florida Rock Inds.                                     1,463,966
     24,800     Vulcan Materials Co.                                   1,161,384
--------------------------------------------------------------------------------
Total Construction Materials                                           2,625,350

DIVERSIFIED CHEMICALS 11.0%
     78,000     Engelhard Corp.                                        2,017,080
     12,200     FMC Corp.(a)                                             898,408
--------------------------------------------------------------------------------
Total Diversified Chemicals                                            2,915,488

DIVERSIFIED METALS & MINING 15.7%
     13,500     Brush Engineered Materials                               251,775
     14,100     Consol Energy Inc.(a)                                    486,450
     58,200     Freeport Mcmoran Copper-B(a)                             759,510
     21,800     Massey Energy Company                                    521,456
     22,400     Phelps Dodge Corp.                                       900,032
     17,900     RTI International Metals Inc.(a)                         240,755
     36,400     Stillwater Mining Company(a)                             984,620
--------------------------------------------------------------------------------
Total Diversified Metals & Mining                                      4,144,598

FERTILIZERS & AGRICULTURAL CHEMICALS 2.0%
     19,700     Chemfirst Inc.(a)                                        525,005
--------------------------------------------------------------------------------
Total Fertilizers & Agricultural Chemicals                               525,005

INDUSTRIAL GASES 4.3%
     14,300     Air Products & Chemicals Inc                             549,120
     74,900     Airgas, Inc.(a)                                          590,212
--------------------------------------------------------------------------------
Total Industrial Gases                                                 1,139,332

METAL & GLASS CONTAINERS 3.4%
     66,500     Myers Industries Inc.                                    897,750
--------------------------------------------------------------------------------
Total Metal & Glass Containers                                           897,750

PAPER PACKAGING 6.9%
     27,000     Sealed Air Corp.(a)                                      899,910
     42,800     Sonoco Products Co.                                      920,200
--------------------------------------------------------------------------------
Total Paper Packaging                                                  1,820,110

SPECIALTY CHEMICALS 16.6%
     47,700     Albemarle Corpe.                                       1,070,865
     18,000     Cambrex Corp.                                            747,900
     45,500     MacDermid Inc.                                           822,640
     21,400     OM Group Inc.                                          1,139,550
     34,200     Quaker Chemicals Corp.                                   604,998
--------------------------------------------------------------------------------
Total Specialty Chemicals                                              4,385,953

STEEL 11.8%
     24,900     Commercial Metals Co.(a)                                 624,990
     29,000     Nucor Corp.                                            1,162,030
     21,500     Quanex Corp.                                             385,925
     46,300     Steel Technologies Inc(a)                                293,716
     68,900     Worthington Industries                                   640,770
--------------------------------------------------------------------------------
Total Steel                                                            3,107,431

Shares or Principal Amount                                          Market Value

COMMON STOCKS - CONTINUED

ELECTRICAL COMPONENTS & EQUIPMENT 3.2%
     19,300     Hubbell Inc. Cl B                                    $   449,690
     10,900     Rockwell Intl Corp.                                      396,215
--------------------------------------------------------------------------------
Total Electrical Components & Equipment                                  845,905

Total Common Stocks
                (Cost $24,415,019)                                    25,115,632
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 5.9%
--------------------------------------------------------------------------------
   $639,617     Sara Lee Demand Note
                4.65%    10/19/2001                                      639,617
--------------------------------------------------------------------------------
    271,246     Wisconsin Electric Demand Note
                4.63%    9/24/2001                                       271,246
--------------------------------------------------------------------------------
    646,276     American Family Demand Note
                4.63%    8/11/2001                                       646,276
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                (Cost $1,557,139)                                      1,557,139
--------------------------------------------------------------------------------
Total Investments 101.1%
                (Cost $25,972,158)                                    26,672,771
--------------------------------------------------------------------------------
Liabilities less other Assets (1.1%)                                    (288,732)
--------------------------------------------------------------------------------
Net Assets     100%                                                  $26,384,039

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

CONSUMER DISCRETIONARY
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Consumer Discretionary Fund appreciated 3.25% for the six-month period ending March 31, 2001. The return for the S&P 1500 SuperComposite Index(1) over the same six-month period was negative 18.12%. For comparative purposes, it is also instructive to view the ICON Consumer Discretionary Fund's performance to other more narrowly based sector indexes. Two Standard & Poor's indexes provide a sharper picture of the Consumer Discretionary sector over the past six months: the S&P Consumer Goods Composite Index,(2) which monitors 145 producers of consumer goods; and, the S&P Consumer Cyclicals Index,(3) which tracks 76 consumer cyclical companies. Together, these two indexes contain a representative cross-section of the universe available for selection in the ICON Consumer Discretionary Fund. For the six-month period in review, the S&P Consumer Goods Composite Index depreciated 2.64%, while the S&P Consumer Cyclicals Index appreciated 3.70%.

SECTOR REVIEW

The Consumer Discretionary sector significantly outperformed the broader market as measured by the S&P SuperComposite 1500 Index over the last six-month period. In early January of this year, the Federal Reserve began a series of interest rate reductions. The rate cuts helped stem the rising fears of a U.S. recession that were building in the fourth quarter of last year, and spurred investors to begin to move into issues whose companies stood to benefit from a declining interest rate environment. The Consumer Discretionary sector is heavily weighted with these economically sensitive cyclical companies. For example, Homebuilding, Department Stores, Specialty Retailers, Home Furnishing Manufacturers, and Automobile Manufacturers, all are a part of this sector.

The Consumer Discretionary sector's company cross-section of primarily cyclical issues, as well as stocks containing defensive elements, enabled it to post modest gains over the six-month period ending March 31, 2001. In the fourth quarter of last year, the defensive component of the sector supported its performance in the midst of economic uncertainty. In the first quarter of this year, the sector's heavy cyclical composition attracted investors looking to benefit from renewed economic prosperity. In addition, the mass exodus from the volatile Technology sector, which began in March 2000, and has continued since, also buoyed the Consumer Discretionary sector. As investors have become increasingly disillusioned with the volatile technology driven "new economy" theme, they have begun to return to relatively safer old economy companies. The Consumer Discretionary sector is filled with such companies.

INVESTMENT STRATEGY AND ACTIVITY

During the past six-month period of economic uncertainty, the Adviser has continued to implement its systematic, quantitative investment approach. We calculate the intrinsic values of companies and rotate into those industries and sectors of the market where we identify a preponderance of stocks priced at a discount based on our valuations. Towards the end of last year, we discovered more companies priced below their intrinsic values in the Consumer Discretionary sector than in any other sector of the market. Then, early this year when the Federal Reserve made a surprise interest rate cut in-between their scheduled Federal Open Market Committee (FOMC) meetings, we moved aggressively into the Consumer Discretionary sector. The heavy cyclical component of this sector suggests it should perform well as interest rate cuts spur economic growth.


(1) THE S&P 1500 SUPERCOMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P CONSUMER GOODS COMPOSITE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL OF THE STOCKS IN THE STANDARD & POOR'S 500 THAT ARE PRODUCERS OF CONSUMER GOODS. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE S&P CONSUMER CYCLICALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE CONSUMER CYCLICALS SECTOR OF THE STANDARD & POOR'S 500 INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

CONSUMER DISCRETIONARY
--------------------------------------------------------------------------------

INDUSTRIES. The Adviser increased the number of industries held within the ICON Consumer Discretionary Fund from five at the beginning of the six-month period in review, to 14 by the end of the period. While we were highly concentrated in only a handful of industries that offered value coming into this reporting period, as conditions changed early this year we spotted value throughout the sector and, accordingly, broadened our industry exposure. We focused our investment selections on those industries that were not only undervalued in the market, but were also well positioned to benefit most from an economic upturn. This methodology led us naturally to, among other industries, Specialty Stores, Computer & Electronics Retailers, Department Store Retailers, Home Furnishers, Automobile Manufacturers, and Auto Parts & Equipment Manufacturers. All of these economically sensitive industry groups were selling at price levels well below their intrinsic values at the time positions were taken in them.

EQUITIES. Old economy names like Department Store Retailers Sears (S) and J C Penney (JCP), and Auto Manufacturer General Motors (GM) were added to the Fund. All three were under-priced in the marketplace based on our valuations and are well positioned to take advantage of a strengthening economy. Consistent with this investment strategy, Computer & Electronics Retailer Best Buy (BBY), and its competitor, CDW Computer Centers (CDWC), a direct marketer of computer products, were both purchased for the Fund. In the Home Furnishings industry, Mohawk Industries (MHK), a maker of carpets and rugs, principally for the retail market, was purchased. Additional significant purchases to the Fund included Johnson Controls (JCI) from the Auto Parts & Equipment industry, and Linens `N Things (LIN), a leading specialty retailer of items for the home.

SECTOR OUTLOOK

As the series of interest rate reductions initiated by the Fed during the first quarter of this year takes hold of the economy, we anticipate growth in consumer spending. Such a scenario bodes particularly well for the Consumer Discretionary sector. Lower interest rates should spur everything from new housing starts to new car sales to purchases of big-ticket items like refrigerators and television sets. We believe that the Consumer Discretionary sector, with its composition of homebuilders, auto manufacturers, retailers, and textile and furniture manufacturers will benefit in this economic environment. Consequently, we expect this sector to be a leader in the stock market over the next six to twelve months.

FUND RETURNS*
--------------------------------------------------------------------------------
                           Total Annual Return          Average Total
                              for one-year              Annual Return
                              period ended             Since Inception
                             March 31, 2001            (July 9, 1997)
--------------------------------------------------------------------------------
  ICON Consumer
Discretionary Fund               -7.12%                    -0.66%
--------------------------------------------------------------------------------

[SIDENOTE]
* The returns for the ICON Consumer Discretionary Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. The principal value and return of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less at redemption than their original cost. Past performance does not guarantee future results.

ICON FUNDS

CONSUMER DISCRETIONARY

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)
Equities                                     98.4%
Top 10 Equity Holdings (% of Net Assets)     32.1%
Number of Stocks                             53
Cash & Cash Equivalents                       2.9%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
Johnson Controls Inc.                         4.3%
CDW Computer Centers Inc.                     4.0%
Quicksilver Inc.                              3.5%
General Motors Corp.                          3.4%
Linens `N Things Inc.                         3.3%
Jones Apparel Group Inc.                      3.0%
VF Corp.                                      2.9%
Toll Brothers Inc.                            2.6%
Pacific Sunwear California Inc.               2.6%
Lowes Cos.                                    2.5%

--------------------------------------------------------------------------------
TOP INDUSTRIES                             MARCH 31, 2001 (UNAUDITED)
Specialty Stores                             12.4%
General Merchandise Stores                    9.3%
Apparel & Accessories                         9.3%
Department Stores                             8.7%
Auto Parts & Equipment                        8.3%
Computer & Electronics Retail                 8.2%
Automobile Manufacturers                      7.6%
Home Furnishings                              7.3%
Homebuilding                                  7.2%
Home Improvement Retail                       5.6%
Household Appliances                          4.8%
Housewares & Specialties                      3.2%
Apparel Retail                                2.6%
Leisure Products                              2.5%
Footwear                                      1.4%

--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS 98.4%
APPAREL & ACCESSORIES 9.3%
     63,600     Jones Apparel Group Inc.(a)                          $ 2,404,080
    106,700     Quiksilver, Inc.(a)                                    2,832,885
     67,000     VF Corp.                                               2,345,000
--------------------------------------------------------------------------------
Total Apparel & Accessories                                            7,581,965
APPAREL RETAIL 2.6%
     75,900     Pacific Sunwear California.(a)                         2,087,250
--------------------------------------------------------------------------------
Total Apparel Retail                                                   2,087,250
AUTO PARTS & EQUIPMENT 8.3%
     82,600     Gentex Corp.(a)                                        1,910,125
     55,500     Johnson Controls Inc.                                  3,466,530
     38,700     Superior Industries Intl.(a)                           1,337,859
--------------------------------------------------------------------------------
Total Auto Parts & Equipment                                           6,714,514
AUTOMOBILE MANUFACTURERS 7.6%
    118,900     Coachmen Industries Inc.                               1,064,155
     53,100     General Motors Corp.                                   2,753,235
     68,000     Monaco Coach Corp.(a)                                  1,221,280
     53,500     Thor Industries Inc.                                   1,163,625
--------------------------------------------------------------------------------
Total Automobile Manufacturers                                         6,202,295
COMPUTER & ELECTRONICS RETAIL 8.2%
     56,000     Best Buy Company Inc.(a)                               2,013,760
    104,400     CDW Computer Centers Inc.(a)                           3,236,400
    135,500     Circuit City Stores - Circuit                          1,436,300
--------------------------------------------------------------------------------
Total Computer & Electronics Retail                                    6,686,460
DEPARTMENT STORES 8.7%
     29,400     Federated Dept Stores(a)                               1,221,570
    303,200     Gottschalks Inc.(a)                                    1,531,160
     15,200     Neiman-Marcus
                Group Inc. - Cl A(a)                                     495,520
    118,500     J.C. Penney Company Inc.(a)                            1,894,815
     54,400     Sears Roebuck & Co.                                    1,918,688
--------------------------------------------------------------------------------
Total Department Stores                                                7,061,753
FOOTWEAR 1.4%
     18,300     Reebok International Ltd.(a)                             454,938
     13,200     Timberland Company - Cl A(a)                             670,560
--------------------------------------------------------------------------------
Total Footwear                                                         1,125,498
GENERAL MERCHANDISE STORES 9.3%
     65,400     99 Cents Only Stores(a)                                1,511,394
     88,700     Dollar General                                         1,813,028
     61,600     Dollar Tree Stores, Inc.(a)                            1,186,763
     61,200     Family Dollar Stores                                   1,572,840
     80,500     Ross Stores Inc.                                       1,509,375
--------------------------------------------------------------------------------
Total General Merchandise Stores                                       7,593,400
HOME FURNISHINGS 7.3%
     37,900     Furniture Brands Int'l Inc.(a)                           898,230
     86,500     La-Z-Boy Inc.                                          1,539,700
     52,800     Leggett & Platt Inc.                                   1,015,344
     55,300     Mohawk Industries Inc.(a)                              1,552,824
    107,100     Westpoint Stevens Inc.                                   963,900
--------------------------------------------------------------------------------
Total Home Furnishings                                                 5,969,998
COMMON STOCKS - CONTINUED
HOME IMPROVEMENT RETAIL 5.6%
    102,500     Hughes Supply Inc.                                  $  1,498,550
     35,200     Lowes Companies                                        2,057,440
     37,700     Sherwin-Williams Co.                                     960,596
--------------------------------------------------------------------------------
Total Home Improvement Retail                                          4,516,586
HOMEBUILDING 7.2%
     36,500     Centex Corp.                                           1,520,225
     26,280     MDC Holdings Inc.                                      1,034,118
     28,500     Pulte Corp.                                            1,151,685
     55,500     Toll Bros Inc.(a)                                      2,136,750
--------------------------------------------------------------------------------
Total Homebuilding                                                     5,842,778
HOUSEHOLD APPLIANCES 4.8%
     19,100     Black & Decker Corp.                                     701,925
     40,000     Maytag Corp.                                           1,290,000
     17,600     Stanley Works                                            579,920
     26,600     Whirlpool Corp.                                        1,329,734
--------------------------------------------------------------------------------
Total Household Appliances                                             3,901,579
HOUSEWARES & SPECIALTIES 3.2%
     18,800     Department 56 Inc. - Ser A(a)                            167,320
     33,900     Fortune Brands Inc.                                    1,166,160
     42,200     Lancaster Colony Corp.                                 1,226,438
--------------------------------------------------------------------------------
Total Housewares & Specialties                                         2,559,918
SPECIALTY STORES 12.4%
     36,400     Autozone Inc.(a)                                       1,019,928
     96,000     Claire's Stores Inc.                                   1,699,200
     97,200     Linens `n Things Inc.(a)                               2,673,000
     34,700     Michaels Stores Inc.(a)                                1,038,831
     18,300     Payless Shoesource Inc.(a)                             1,139,175
     59,900     Pier 1 Imports Inc./Del.                                 778,700
    117,700     Regis Corp.                                            1,721,363
--------------------------------------------------------------------------------
Total Specialty Stores                                                10,070,197
LEISURE PRODUCTS 2.5%
     44,400     Polaris Industries Inc.                                2,006,879
--------------------------------------------------------------------------------
Total Leisure Products                                                 2,006,879
Total Common Stocks
                (Cost $79,551,605)                                    79,921,070
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 2.9%
--------------------------------------------------------------------------------
$1,766,328      Sara Lee Demand Note
                4.65%  10/19/2001                                      1,766,328
--------------------------------------------------------------------------------
    123,618     Wisconsin Electric Demand Note
                4.63%  9/24/2001                                         123,618
--------------------------------------------------------------------------------
    434,686     American Family Demand Note
                4.63%  8/11/2001                                         434,686
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                (Cost $2,324,632 )                                     2,324,632
--------------------------------------------------------------------------------
Total Investments 101.3%
                (Cost $81,876,237)                                    82,245,702
--------------------------------------------------------------------------------
Liabilities less other Assets (-1.3%)                                 (1,009,915)
--------------------------------------------------------------------------------
Net Assets   100%                                                    $81,235,787

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]
ENERGY
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Energy Fund appreciated 12.34% for the six-month period ending
March 31, 2001. The return for the S&P 1500 SuperComposite Index(1) over the same six-month period was negative 18.12%. To more closely analyze how the ICON Energy Fund performed, it is appropriate to view the ICON Energy Fund's performance relative to other more narrowly based sector indexes. The S&P SuperComposite Energy Index,(2) which tracks 75 energy companies, was down 5.12% for the six-month period ended March 31, 2001. The American Stock Exchange (AMEX) Energy Select Index(3) composed of 31 stocks from all five energy industry groups depreciated 5.40% over the same period.

SECTOR REVIEW

The economy slowed during this semi-annual period resulting in reduced estimates in Gross Domestic Product growth for at least the rest of 2001. Weaker economic growth combined with an upward revision in industrialized country oil inventories at the end of 2000 could have resulted in weaker oil prices. However, OPEC's announcement of two rounds of output cuts since the beginning of the year averted the weakening of world oil prices and kept oil prices higher. Of the five industries comprising the Energy sector, Oil & Gas Refining & Marketing easily outperformed the broader market during this six-month time period while Oil & Gas Equipment & Services just slightly outperformed the broader market.

INVESTMENT STRATEGY AND ACTIVITY

Our quantitative system showed equities in the Oil & Gas Exploration & Production, Oil & Gas Refining & Marketing, and Oil & Gas Equipment & Services industries to be priced below their intrinsic value during the six-month time period. Therefore, we have weighted more heavily in these industries. During this period, we began seeing fair value increase in the Oil & Gas Drilling industry and therefore added holdings in this industry.

INDUSTRIES.

Our valuation model suggests that we have been positioned well within the Energy sector, therefore we did not make any significant industry rotations during the semi-annual period. Oil & Gas Equipment & Services, Oil & Gas Exploration & Production, and Oil & Gas Refining & Marketing comprise the majority of the ICON Energy Fund. Integrated Oil & Gas was also priced slightly below intrinsic value and was a smaller portion of the Fund. The Adviser's systematic quantitative investment approach demonstrates to us that the individual holdings in the Integrated Oil & Gas sector were still worthy of ownership.

EQUITIES.

Within these industries we have purchased a variety of well-known stocks such as Chevron Corporation (CHV), which is engaged in fully integrated petroleum operations, chemicals operations, and coal mining through subsidiaries and affiliates worldwide. Also, we have purchased Anadarko Petroleum Corporation
(APC), which is an independent oil and gas exploration and production company. Both of these companies have a large market capitalization. We also added Helmerich & Payne (HP). They are primarily engaged in the exploration, production, and sale of crude oil and natural gas, and perform contract drilling of oil and gas wells for others. All of the purchases we made during this period demonstrate consistent earnings per share growth, price strength relative to the broader market, and are trading at levels below their intrinsic values.

SECTOR OUTLOOK

In the United States, crude oil and gasoline inventories remain below normal and are expected to

(1) THE S&P 1500 SUPERCOMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P SUPERCOMPOSITE ENERGY INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE ENERGY SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE AMEX ENERGY SELECT INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX. THE INDEX IS INTENDED TO TRACK THE MOVEMENTS OF COMPANIES THAT ARE COMPONENTS OF THE S&P 500 AND ARE INVOLVED IN THE DEVELOPMENT OR PRODUCTION OF ENERGY PRODUCTS. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

                ICON FUNDS   MANAGEMENT DISCUSSION & ANALYSIS
ENERGY
--------------------------------------------------------------------------------
remain this way through the driving season. The Oil Refining & Marketing industry (responsible for turning the oil into gasoline) should continue to benefit from these low gasoline inventories. Companies in this industry are experiencing good profit margins and are operating at high production levels because of the situation. Lower oil and gasoline inventories, the U.S. driving season, the slumping economy, and production output monitoring by OPEC, are all factors that contribute to the probability of continued oil price volatility. As a whole, we see the Energy sector as mature but one that still has room for growth.

FUND RETURNS*
--------------------------------------------------------------------------------
                        Total Annual Return             Average Total
                            for one-year                Annual Return
                            period ended               Since Inception
                           March 31, 2001            (November 5, 1997)
--------------------------------------------------------------------------------
ICON Energy Fund               35.32%                      12.67%
--------------------------------------------------------------------------------

[SIDENOTE]
* The returns for the ICON Energy Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. The principal value and return of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less at redemption than their original cost. Past performance does not guarantee future results.

--------------------------------------------------------------------------------
ENERGY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)
Equities                                     102.6%
Top 10 Equity Holdings (% of Net Assets)      54.9%
Number of Stocks                              31
Cash & Cash Equivalents                        5.4%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
Seitel, Inc.                                   9.1%
Ashland, Inc.                                  7.1%
Pennzoil-Quaker State Co.                      6.7%
Offshore Logistics                             5.5%
USX-Marathon Group                             5.2%
Seacor Smit, Inc.                              4.8%
Ultramar Diamond Shamrock                      4.5%
Murphy Oil Corp.                               4.2%
Occidental Petroleum Corp.                     3.9%
Sunoco, Inc.                                   3.9%

--------------------------------------------------------------------------------
TOP INDUSTRIES                             MARCH 31, 2001 (UNAUDITED)
Oil & Gas Equipment & Services                29.7%
Oil & Gas Exploration & Production            26.8%
Oil & Gas Refining & Marketing                22.1%
Integrated Oil & Gas                          14.5%
Oil & Gas Drilling                             9.5%

--------------------------------------------------------------------------------

ENERGY
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS 102.6%

INTEGRATED OIL & GAS 14.5%
      7,000     Chevron Corp.                                      $     614,600
     31,900     Conoco Inc. Cl B                                         901,175
     74,900     Occidental
                Petroleum Corp.                                        1,853,775
     17,700     Phillips Petroleum Co.                                   974,385
     90,400     USX-Marathon Group                                     2,436,280
--------------------------------------------------------------------------------
Total Integrated Oil & Gas                                             6,780,215

OIL & GAS DRILLING 9.5%
     29,900     Ensco
                International Inc.                                     1,046,500
     38,000     Global Marine Inc.(a)                                    972,800
     27,800     Helmerich & Payne                                      1,287,140
     24,900     Noble Drilling Corp.                                   1,149,384
--------------------------------------------------------------------------------
Total Oil & Gas Drilling                                               4,455,824

OIL & GAS EQUIPMENT & SERVICES 29.7%
     35,500     Cal Dive
                International Inc.(a)                                    900,813
     37,100     Hanover
                Compressor Co.(a)                                      1,176,070
     82,000     Oceaneering
                Intl. Inc.(a)                                          1,763,000
    103,300     Offshore Logistics(a)                                  2,563,131
     49,500     Seacor Smit Inc.(a)                                    2,237,400
    229,200     Seitel Inc.(a)                                         4,263,120
     23,000     Tidewater Inc.                                         1,039,600
--------------------------------------------------------------------------------
Total Oil & Gas Equipment & Services                                  13,943,134

OIL & GAS EXPLORATION & PRODUCTION 26.8%
     23,400     Anadarko
                Petroleum Corp.                                        1,469,052
     24,200     Apache Corp.(a)                                        1,394,162
     15,600     Devon
                Energy Corporation                                       907,920
     23,394     Kerr-Mcgee Corp.                                       1,518,271
     29,500     Murphy Oil Corp.                                       1,964,110
     33,400     Newfield Exploration
                Company(a)                                             1,165,660
     19,400     Noble Affiliates Inc.                                    809,562
     34,600     Remington Oil &
                Gas Corp.(a)                                             477,913
     51,300     St Mary Land &
                Exploration(a)                                         1,192,725
      7,100     Stone Energy Corp.(a)                                    349,815
     66,000     Vintage Petroleum, Inc.                                1,343,100
--------------------------------------------------------------------------------
Total Oil & Gas Exploration &
                Production                                            12,592,290

COMMON STOCKS - CONTINUED

OIL & GAS REFINING & MARKETING 22.1%
     86,300     Ashland Inc.                                       $   3,313,920
    223,400     Pennzoil-Quaker
                State Co.                                              3,127,600
     56,500     Sunoco Inc.                                            1,832,295
     58,400     Ultramar Diamond
                 Shamrock                                              2,112,913
--------------------------------------------------------------------------------
Total Oil & Gas Refining & Marketing                                  10,386,728

Total Common Stocks
                (Cost $43,335,657)                                    48,158,191
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 5.4%
--------------------------------------------------------------------------------
$   903,864     Sara Lee Demand Note
                4.65%   10/19/2001                                       903,864
--------------------------------------------------------------------------------
    805,496     Wisconsin Electric Demand Note
                4.63%   9/24/2001                                        805,496
--------------------------------------------------------------------------------
    831,606     American Family Demand Note
                4.63% 8/11/2001                                          831,606
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes (Cost $2,540,966)                    2,540,966
--------------------------------------------------------------------------------
Total Investments 108.0%
                (Cost $45,876,623)                                    50,699,157
--------------------------------------------------------------------------------
Liabilities less other Assets (-8.0%)                                 (3,748,819)
--------------------------------------------------------------------------------
Net Assets      100%                                               $  46,950,338

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

                ICON FUNDS    MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHICS]
FINANCIAL
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Financial Fund had strong performance in the six-month period ending March 31, 2001 gaining 9.02%. This gain compares to a 7.72% decline in the 168 securities that comprise the S&P SuperComposite Financials Index(1) and an 18.12% erosion in the broader S&P 1500 SuperComposite Index.(2) The NYSE Financials Index(3) lost 5.24% during the same period.

SECTOR REVIEW

The Federal Reserve played a significant role in the Financial sector over the last six-months. After notable Federal Funds rate increases in early 2000 the Federal Reserve took a passive stance to see if the economy would make the desired soft landing. As the economy began to slow and consumer confidence waned, the Federal Reserve feared that prior actions taken to slow economy were too extreme and had stifled the economy. In response, on January 3rd of this year, the Federal Reserve attempted to stimulate the economy with a 0.5% reduction in the Federal Funds rate (6% to 5.5%) between Federal Open Market Committee meetings. Since January 3, 2001, the Federal Funds rate has been reduced two additional times netting a 1.5% reduction in an attempt to bolster the sagging economy.

The S&P SuperComposite Financials Index had a sharp decline of 19.05% from January 3, 2001 to March 22, 2001 as the Federal Reserve lowered rates. As rates were lowered investors became concerned about the depth of economic slowdown. The financial market's reaction was focused on recession and the fear of increasing numbers of loans in default. As expected, banks increased loan default write-offs this past quarter, resulting in reduced forecasted earnings per share for the next few quarters.

INVESTMENT STRATEGY AND ACTIVITY

With some notable exceptions in major regional banks, the precipitous drop in the S&P SC Financials Index has led to broad under-valuation of many securities in the Financial sector. This has permitted the Adviser to broaden industry representation in the ICON Financial Fund by selling some of the larger overvalued banks and adding positions in other industries. As of September 2000 banks comprised nearly 50% of the Fund. We have reduced that exposure by half and increased exposure in Consumer Finance and Property & Casualty Insurance in the past six-months. Consumer Finance now makes up about one-third of the Fund with companies like Americredit Corporation (ACF) and MBNA Corporation (KRB). Both of these companies are under-valued based on our valuation model. They have also outperformed the market, have strong balance sheets and consistent earning per share growth. The same qualities can be found in Ambac Financial (ABK) and MGIC Investment Corporation (MTG) in the Property & Casualty Insurance Industry.

SECTOR OUTLOOK

The steep drop in the Financial sector has led to broad under-valuation in the sector as a whole. Although past performance cannot guarantee future results, we anticipate that the ICON Financial Fund is well positioned in anticipation of a broad rally in the Financial sector as the economic stimulation induced by Federal Funds rate decreases overcomes the pressure induced by fears of recession.

FUND RETURNS*
--------------------------------------------------------------------------------
                           Total Annual Return          Average Total
                              for one-year              Annual Return
                              period ended             Since Inception
                             March 31, 2001            (July 1, 1997)
--------------------------------------------------------------------------------
ICON Financial Fund              37.51%                    12.58%
--------------------------------------------------------------------------------

[SIDENOTE]

* The returns for the ICON Financial Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. The principal value and return of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less at redemption than their original cost. Past performance does not guarantee future results.

(1) THE S&P SUPERCOMPOSITE FINANCIALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE FINANCIALS SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P 1500 SUPERCOMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE NYSE FINANCIALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE FINANCIAL STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE FINANCIAL SECTOR OF THE NYSE. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

FINANCIAL

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)
Equities                                     95.1%
Top 10 Equity Holdings (% of Net Assets)     55.4%
Number of Stocks                             24
Cash & Cash Equivalents                       5.2%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
Americredit Corp.                             7.4%
MBNA Corp.                                    6.9%
Household International Inc.                  6.4%
Providian Financial Corp.                     5.9%
Capital One Finl Corp.                        5.5%
MGIC Investment Corp./WI                      5.5%
AMBAC Financial Gp                            5.5%
Downey Financial Corp.                        4.4%
Bear Stearns Companies Inc.                   4.0%
Alliance Cap Mgmt Hldg - LP                   3.9%

--------------------------------------------------------------------------------
TOP INDUSTRIES                             MARCH 31, 2001 (UNAUDITED)
Consumer Finance                             32.2%
Banks                                        25.7%
Diversified Financial Services               22.2%
Property & Casualty Insurance                11.0%
Computer Hardware                             2.4%
Real Estate Investment Trusts                 1.6%

FINANCIAL
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS 95.1%

BANKS 25.7%
     68,300     Anchor Bancorp
                Wisconsin Inc.                                         $ 947,663
     23,400     Bank of America Corp.                                  1,281,150
     14,600     Centura Banks Inc.                                       721,970
     26,275     Charter One Finl Inc.                                    743,583
     36,500     Community First
                Bankshares(a)                                            736,844
     32,400     Downey Financial Corp.                                 1,467,720
     50,000     Firstmerit Corporation                                 1,300,000
     18,600     Fleetboston
                Financial Corp.                                          702,150
     29,053     U S Bancorp                                              674,030
--------------------------------------------------------------------------------
Total Banks                                                            8,575,110

CONSUMER FINANCE 32.2%
     76,200     AmeriCredit Corp.(a)                                   2,471,166
     33,100     Capital One
                Financial Corp.                                        1,837,050
     36,300     Household
                International Inc.                                     2,150,412
     69,600     MBNA Corp.                                             2,303,760
     40,200     Providian
                Financial Corp.                                        1,971,810
--------------------------------------------------------------------------------
Total Consumer Finance                                                10,734,198

DIVERSIFIED FINANCIAL SERVICES 22.2%
     31,900     Alliance Cap Mgmt.
                Hold.                                                  1,314,280
     29,500     Bear Stearns
                Companies Inc.                                         1,349,330
     42,000     Eaton Vance Corp.                                      1,304,100
     19,600     Lehman Brothers
                Holdings Inc.                                          1,228,920
     40,600     Raymond James
                Financial Inc.                                         1,128,680
     35,100     SEI Investments
                Company                                                1,094,681
--------------------------------------------------------------------------------
Total Diversified Financial Services                                   7,419,991

COMMON STOCKS - CONTINUED

PROPERTY & CASUALTY INSURANCE 11.0%
     28,800     AMBAC Financial
                Group, Inc.                                          $ 1,826,784
     26,700     MGIC Investment Corp.                                  1,826,814
--------------------------------------------------------------------------------
Total Property & Casualty Insurance                                    3,653,598

REAL ESTATE INVESTMENT TRUSTS 1.6%
     12,300     Kimco Realty Corp.(a)                                    528,900
--------------------------------------------------------------------------------
Total Real Estate Investment Trusts                                      528,900

COMPUTER HARDWARE 2.4%
     21,000     NCR Corporation(a)                                       819,629
--------------------------------------------------------------------------------
Total Computer Hardware                                                  819,629

Total Common Stocks
                (Cost $30,021,256)                                    31,731,426
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 5.2%
--------------------------------------------------------------------------------
$   678,910     Sara Lee Demand Note
                4.65%   10/19/2001                                       678,910
--------------------------------------------------------------------------------
    687,648     Wisconsin Electric Demand Note
                4.63%   9/24/2001                                        687,648
--------------------------------------------------------------------------------
    381,324     American Family Demand Note
                4.63%   8/11/2001                                        381,324
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                (Cost $1,747,882)                                      1,747,882
--------------------------------------------------------------------------------
Total Investments 100.4%
                (Cost $31,769,138)                                    33,479,308
--------------------------------------------------------------------------------
Liabilities less other Assets (-.4%)                                    (117,349)
--------------------------------------------------------------------------------
Net Assets      100%                                                 $33,361,959

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS
[GRAPHIC]
HEALTHCARE
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Healthcare Fund appreciated 4.19% for the six-month period ending March 31, 2001. The return for the S&P 1500 SuperComposite Index(1) over the same six-month period was negative 18.12%. For comparative purposes, it is also instructive to view the ICON Healthcare Fund's performance relative to a narrower sector index. The S&P SuperComposite Healthcare Index,(2) which tracks 127 healthcare companies, was down 7.42% for the six-month period ended March 31, 2001.

SECTOR REVIEW

After the S&P SuperComposite Healthcare Index performed well in 2000 (returning 38.08%), this index depreciated 15.58% during the first quarter of 2001. The decline in the performance of the sector as a whole during the first quarter 2001 can be attributed to the Biotechnology and Pharmaceuticals industries. Biotechnology and Pharmaceuticals stocks did not possess relative strength and thus lagged the broader market. We were able to buffer ourselves from the downturn in healthcare stocks during the first quarter by avoiding these two industries.

INVESTMENT STRATEGY AND ACTIVITY

Our quantitative system revealed that as of October 31, 2000, equities in the Health Care Distributors & Services, Health Care Supplies, and Managed Health Care industries were priced well below their intrinsic value. Therefore, we have weighted the Fund more heavily in these industries. We began adding positions in the Managed Health Care industry during the six month period as we began seeing fair value increase. We have continued to avoid Biotechnology and Pharmaceuticals, as most of these stocks in the Adviser's universe do not have the combination of intrinsic value and relative strength that we desire. We are comfortable with our current diversification and industry weightings in the Fund and therefore do not anticipate any immediate change in industry weightings.

INDUSTRIES.

We did not make any significant changes to the composition of the Fund during this period because Health Care Distributors & Services continued to demonstrate good value and relative strength. This industry has contributed significantly to the success of the Fund. In addition to the industries mentioned above, we also added to our positions in the Health Care Equipment industry; it is now our second largest weighting.

EQUITIES.

Within these industries we have purchased Invacare Corporation (IVC), which designs, manufactures and distributes an extensive line of healthcare products to the home healthcare, retail and extended care markets. Mentor Corporation
(MNTR), which develops, manufactures and markets a broad range of products for various medical specialties, was also added during the six-month period. Wellpoint Health Network (WLP) and Cigna Corporation (CI), members of the Managed Care industry, were also added as their prices fell below their intrinsic values. All of these purchases have demonstrated strong consistent earnings per share growth, price strength relative to the broader market, and are trading at levels below their intrinsic values.

SECTOR OUTLOOK

The demographic trends in America and the aging baby boomer population will likely prove advantageous for the Healthcare sector. Medical needs associated with the baby boomers, coupled with the proposed increases in the federal budget for healthcare spending should stimulate industries in the Healthcare sector. Those companies that provide services to the aging population stand to benefit from this trend. We continue to seek out companies that are priced fairly and have strong relative strength compared to the broader market.

FUND RETURNS*
--------------------------------------------------------------------------------
                              Total Annual
                               Return for                        Average Total
                                one-year                         Annual Return
                              period ended                      Since Inception
                             March 31, 2001                   (February 24, 1997)
--------------------------------------------------------------------------------
ICON Healthcare
      Fund                       22.95%                             16.55%
--------------------------------------------------------------------------------

[SIDENOTE]

* The returns for the ICON Healthcare Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. The principal value and return of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less at redemption than their original cost. Past performance does not guarantee future results.

(1) THE S&P 1500 SUPERCOMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P SUPERCOMPOSITE HEALTH CARE INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE HEALTH CARE SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

HEALTHCARE

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)
Equities                                     95.5%
Top 10 Equity Holdings (% of Net Assets)     55.3%
Number of Stocks                             25
Cash & Cash Equivalents                       3.5%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
Cooper Companies Inc                          7.5%
Express Scripts Inc -CL (a)                   6.6%
Boston Scientific Corp                        6.5%
Lincare Holdings Inc                          6.1%
Priority Hlthcare Corp. -CL B                 5.3%
Invacare Corp                                 5.2%
US Oncology Inc                               4.8%
Pacificare Health Sys                         4.5%
Dentsply Internatl Inc                        4.5%
Conmed Corp                                   4.3%

--------------------------------------------------------------------------------
TOP INDUSTRIES                             MARCH 31, 2001 (UNAUDITED)
Health Care Supplies                         15.9%
Managed Health Care                          17.6%
Health Care Equipment                        27.6%
Health Care Distributors & Services          34.4%

--------------------------------------------------------------------------------
HEALTHCARE
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS 95.5%

HEALTH CARE DISTRIBUTORS & SERVICES 34.4%
     13,400     Express Scripts
                Inc. -CL A(a)                                         $1,161,512
     23,100     Hooper Holmes Inc(a)                                     198,429
     20,300     Lincare Holdings Inc(a)                                1,074,631
     22,100     Maximus Inc(a)                                           654,381
     24,400     Owens & Minor Inc                                        403,332
     22,000     Patterson Dental Company(a)                              676,500
     24,600     Priority Healthcare Corp-b(a)                            928,650
     27,900     Renal Care Group Inc(a)                                  748,278
      5,100     Syncor Intl Corp-Del(a)                                  164,475
--------------------------------------------------------------------------------
Total Health Care Distributors &
   Services                                                            6,010,188

HEALTH CARE EQUIPMENT 27.6%
      8,600     Bard (C.R.) Inc(a)                                       390,440
      5,300     Beckman Coulter Inc.(a)                                  207,177
     56,500     Boston Scientific Corp(a)                              1,140,170
     39,000     Conmed Corp(a)                                           748,313
      5,500     Datascope Corp                                           199,031
     21,400     Dentsply International Inc                               781,100
     33,000     Mentor Corp./Minn                                        742,500
     36,300     Visx Inc(a)                                              623,271
--------------------------------------------------------------------------------
Total Health Care Equipment                                            4,832,002

HEALTH CARE SUPPLIES 15.9%
     12,000     Bausch & Lomb Inc                                        547,920
     27,700     Cooper Companies Inc                                   1,311,595
     23,200     Invacare Corp                                            916,864
--------------------------------------------------------------------------------
Total Health Care Supplies                                             2,776,379

COMMON STOCKS - CONTINUED

MANAGED HEALTH CARE 17.6%
      3,800     Cigna Corp                                              $407,968
     64,100     Humana Inc(a)                                            671,768
     31,800     Pacificare Health Systems(a)                             791,025
    102,300     US Oncology Inc(a)                                       831,188
      4,000     Wellpoint Health
                Networks(a)                                              381,240
--------------------------------------------------------------------------------
Total Managed Health Care                                              3,083,189

Total Common Stocks
                (Cost $15,784,493)                                    16,701,758
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 3.5%
--------------------------------------------------------------------------------
   $225,028     Sara Lee Demand Note
                4.65%   10/19/2001                                       225,028
--------------------------------------------------------------------------------
    209,044     Wisconsin Electric Demand Note
                4.63%   9/24/2001                                        209,044
--------------------------------------------------------------------------------
    174,822     American Family Demand Note
                4.63%   8/11/2001                                        174,822
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                (Cost $608,895)                                          608,894
--------------------------------------------------------------------------------
Total Investments 99%
                (Cost $16,393,388)                                    17,310,652
--------------------------------------------------------------------------------
Other Assets less Liabilities 1.0%                                       184,188
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $17,494,840

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS
[GRAPHIC]
LEISURE AND CONSUMER STAPLES
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Leisure and Consumer Staples Fund gained 5.30% in the six-month period ending March 31, 2001. This was a strong performance compared to the S&P 1500 SuperComposite Index's 18.12% loss in the same time period.(1) The S&P SuperComposite Consumer Staples Index(2) remained virtually unchanged (up 0.01%) while the S&P Consumer Cyclicals Index(3) gained 3.70%. While neither index is a good comparison individually, together they provide a good reference for the Fund's performance relative to a narrow index.

SECTOR REVIEW

Both the Leisure and Consumer Staples sector equities are more defensive in economic downturns compared to the broader market. Despite the Federal Reserve's attempts to bolster the economy by lowering the Federal Funds rate since the beginning of this year, they clearly have not succeeded to date. This has aided the strong performance of many leisure securities and equities in the Consumer Staples sector over the past six-months. This strong performance in these groups has resulted from investors seeking safe havens from the broader declining market. Investors moved out of the Technology sector in the past six months and the highly cyclical industries like Automobiles the last quarter of 2000. In the Consumer Staples sector Agricultural Products ranked in the top 10 performing industries from September 30, 2000 to March 31, 2001, while Hotels and Leisure Time Products fared well among Leisure stocks

INVESTMENT STRATEGY AND ACTIVITY

During the six-month period ending March 31, 2001, the Adviser was able to take advantage of strong performing industries in the ICON Leisure and Consumer Staples Fund like Agricultural Products. Archer Daniels Midland (ADM) and Corn Products International (CPO) both performed well for the Fund. These and other Consumer Staple securities comprised over one-third of the Fund the last quarter of 2000. This placed the Fund in a more defensive posture. During the 1st quarter 2001 we reduced our exposure in defensive equities to about 20% of the Fund as we anticipated a broad rally in the equity market with even greater potential in the cyclical industries. At the first of the year many of the cyclical industries were on sale as the market had weakened during the final quarter of 2000. Review of securities with our valuation model caused us to increase exposure to Leisure Products and companies like Brunswick Corporation
(BC). Brunswick Corporation, a manufacturer of everything from bowling balls to fishing boats, is under-valued, outperforming the market, and has strong earnings per share growth. Restaurants selected for the Fund have also performed well. For example, CEC Entertainment, better know as Chuck E. Cheese's restaurants, meets all of the requirements of the ICON selection process and is anticipated have good up-side potential.

SECTOR OUTLOOK

With the Federal Reserve Board taking swift action to bolster the economy. We anticipate a broad rally in equities as a whole. Although components of the ICON Leisure and Consumer Staples Fund may be characterized as defensive, we feel the Fund is postured to participate in this upward move.

FUND RETURNS*
--------------------------------------------------------------------------------
                           Total Annual Return          Average Total
                              for one-year              Annual Return
                              period ended             Since Inception
                             March 31, 2001             (May 9, 1997)
--------------------------------------------------------------------------------
  ICON Leisure
  and Consumer
  Staples Fund                   18.94%                    11.05%
--------------------------------------------------------------------------------

[SIDENOTE]

* The returns for the ICON Leisure and Consumer Staples Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. The principal value and return of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less at redemption than their original cost. Past performance does not guarantee future results.

(1) THE S&P 1500 SUPERCOMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P SUPERCOMPOSITE CONSUMER STAPLES INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE CONSUMER STAPLES SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE S&P CONSUMER CYCLICALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE CONSUMER CYCLICALS SECTOR OF THE S&P 500 INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

LEISURE AND CONSUMER STAPLES

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)
Equities                                     99.4%
Top 10 Equity Holdings (% of Net Assets)     55.9%
Number of Stocks                             29
Cash & Cash Equivalents                       1.1%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
CEC Entertainment Inc                         6.4%
Polaris Inds Inc                              6.3%
Ruby Tuesday Inc                              6.3%
Brunswick Corp                                6.2%
Outback Steakhouse Inc                        5.6%
Sonic Corp                                    5.5%
Archer-Daniels-Midland Co                     5.1%
Hilton Hotels Corp                            5.1%
Anchor Gaming                                 4.7%
Wendy's International Inc                     4.7%

--------------------------------------------------------------------------------
TOP INDUSTRIES                             MARCH 31, 2001 (UNAUDITED)
Restaurants                                  34.7%
Leisure Products                             16.3%
Casinos & Gaming                             13.3%
Packaged Foods                               11.6%
Agricultural Products                         9.7%
Hotels                                        5.1%
Computer & Electronics Retail                 4.5%
Leisure Facilities                            2.3%
Broadcasting & Cable TV                       1.9%

--------------------------------------------------------------------------------

LEISURE AND CONSUMER STAPLES
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS 99.4%

COMPUTER & ELECTRONICS RETAIL 4.5%
     11,600     Best Buy Company Inc(a)                                 $417,136
     20,800     CDW Computer Centers
                Inc(a)                                                   644,800
     39,400     Circuit City Stores - Circuit                            417,640
--------------------------------------------------------------------------------
Total Computer & Electronics Retail                                    1,479,576

AGRICULTURAL PRODUCTS 9.7%
    127,500     Archer-Daniels-Midland Co                              1,676,625
     57,800     Corn Products Intl Inc                                 1,483,148
--------------------------------------------------------------------------------
Total Agricultural Products                                            3,159,773

BROADCASTING & CABLE TV 1.9%
     11,410     Clear Channel
                Communications(a)                                        621,275
--------------------------------------------------------------------------------
Total Broadcasting & Cable TV                                            621,275

CASINOS & GAMING 13.3%
     25,000     Anchor Gaming(a)                                       1,531,250
     21,200     GTech Holdings Corp(a)                                   577,700
     39,800     Harrahs Entertainment
                Inc(a)                                                 1,171,314
     53,000     Mandalay Resort Group(a)                               1,058,410
--------------------------------------------------------------------------------
Total Casinos & Gaming                                                 4,338,674

HOTELS 5.1%
    159,310     Hilton Hotels Corp                                     1,664,790
--------------------------------------------------------------------------------
Total Hotels                                                           1,664,790

LEISURE FACILITIES 2.3%
     28,600     Speedway Motorsports Inc.(a)                             743,600
--------------------------------------------------------------------------------
Total Leisure Facilities                                                 743,600

LEISURE PRODUCTS 16.3%
     49,400     Arctic Cat Inc(a)                                        676,163
    103,200     Brunswick Corp                                         2,025,816
     25,600     Callaway Golf Company                                    568,576
     45,400     Polaris Industries Inc.                                2,052,080
--------------------------------------------------------------------------------
Total Leisure Products                                                 5,322,635

COMMON STOCKS - CONTINUED

PACKAGED FOODS 11.6%
     61,100     Hormel Foods Corp                                     $1,190,228
     31,600     Intl Multifoods Inc(a)                                   608,300
     33,300     Michael Foods Inc                                        994,838
     20,300     Suiza Foods Corp(a)                                      976,227
--------------------------------------------------------------------------------
Total Packaged Foods                                                   3,769,593

RESTAURANTS 34.7%
     46,700     CEC Entertainment Inc(a)                               2,071,145
     66,800     IHOP Corp(a)                                           1,336,000
     16,700     O'Charleys Inc(a)                                        349,656
     72,300     Outback Steakhouse Inc(a)                              1,840,758
      5,500     Papa Johns Intl Inc(a)                                   130,969
    104,500     Ruby Tuesday Inc.                                      2,049,245
     72,050     Sonic Corp(a)                                          1,805,753
     25,100     Steak N Shake Company(a)                                 215,860
     68,000     Wendys International Inc                               1,517,758
--------------------------------------------------------------------------------
Total Restaurants                                                     11,317,144

Total Common Stocks
                (Cost $29,738,612)                                    32,417,060
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 1.1%
--------------------------------------------------------------------------------
   $256,935     Wisconsin Electric Demand Note
                4.63%   9/24/2001                                        256,935
--------------------------------------------------------------------------------
    106,318     American Family Demand Note
                4.63%   8/11/2001                                        106,318
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                (Cost $363,253)                                          363,253
--------------------------------------------------------------------------------
Total Investments 100.5%
                (Cost $30,101,865)                                    32,780,313
--------------------------------------------------------------------------------
Liabilities less other Assets (.5%)                                    (181,244)
--------------------------------------------------------------------------------
Net Assets      100%                                                 $32,599,069

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

INFORMATION TECHNOLOGY
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Information Technology Fund depreciated 15.86% for the six-month period ending March 31, 2001. This performance reflects the broader market decline. The return for the S&P 1500 SuperComposite Index(1) over the same six-month period was negative 18.12%. The return on the technology laden NASDAQ Composite Index(2) was negative 49.83% for the period. For comparative purposes, it is also instructive to view the ICON Information Technology Fund's performance to other more narrowly based sector indexes. The Pacific Stock Exchange High Tech Index (PSE),(3) which tracks 100 technology companies, was down 36.20% for the six-month period ended March 31, 2001. The Morgan Stanley High Tech Index
(MSH),(4) composed of 35 stocks from nine Technology industry groups, depreciated 44.83% over the same period.

SECTOR REVIEW

The Technology sector continued a downward spiral over the past six months that began just over a year ago on March 10, 2000 when the NASDAQ Composite Index reached its all time high of 5132. At that time, euphoria and greed were at extreme levels. The NASDAQ had concluded an unprecedented 278% bull run from its 1998 low in October of 1357 to its March, 2000 peak of 5132. The returns on the two pure Tech sector indexes mentioned above, the PSE and the MSH, were even more breathtaking: 374% and 391%, respectively, from the same October 1998 NASDAQ low.

Since reaching its pinnacle in March 2000, however, the Technology sector has seen most of those gains deteriorate in a rapid and sustained manner. The tech heavy NASDAQ Composite ended the 2001 first quarter at 1840, giving back almost all of the gains that had been made since the October, 1998 bull run.

The ICON Information Technology Fund avoided a significant portion of the decline in the sector over this period by maintaining a portfolio composition that de-emphasized mainline Technology industries. The Fund also maintained a significant cash position at the start of the period because most Tech industries were overpriced based on our valuation model. This posture was initially taken early last year just prior to the NASDAQ Composite Index's peak. At the time, the Adviser recognized that the market was unrealistically optimistic about the prospects for mainline technology companies. The market was pricing those issues well in excess of their intrinsic values.

INVESTMENT STRATEGY AND ACTIVITY

The desperation and fear now percolating throughout the Technology sector lies in stark contrast to the euphoric bullishness that permeated the sector in March 2000. The current atmosphere of rampant pessimism can cause equity holders to make irrational investment decisions, selling quality stocks at or near their historical lows. During these extreme market periods, emotions can adversely influence investment decisions. The Adviser's quantitative, systematic investment methodology serves as a compass objectively guiding us toward those industries that have become bargains. Amid the doom and gloom, we seek out for purchase those industries that the market is pricing below their average

(1) THE S&P 1500 SUPERCOMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX OF ALL NASDAQ NATIONAL MARKET AND SMALL CAP STOCKS. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE PACIFIC STOCK EXCHANGE TECHNOLOGY INDEX IS A PRICE-WEIGHTED INDEX OF THE TOP 100 U.S. TECHNOLOGY STOCKS. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(4) THE MORGAN STANLEY HIGH TECH INDEX IS AN EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM 9 TECHNOLOGY SUBSECTORS: COMPUTER SERVICES, DESIGN SOFTWARE, SERVER SOFTWARE, PC SOFTWARE AND NEW MEDIA, NETWORKING AND TELECOM EQUIPMENT, SERVER HARDWARE, PC HARDWARE AND PERIPHERALS, SPECIALIZED SYSTEMS, AND SEMICONDUCTORS. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

                ICON FUNDS   MANAGEMENT DISCUSSION & ANALYSIS

INFORMATION TECHNOLOGY
--------------------------------------------------------------------------------

intrinsic values, rather than selling positions out of fear and desperation.

INDUSTRIES.

We began to identify and rotate into Tech industries that were trading below their intrinsic values at the beginning of 2001, just after the Federal Reserve lowered interest rates in early January. We rotated out of industries such as Electrical Components & Equipment that had helped us avoid the downturn in the Tech sector last year, and began rotating into those groups that were now on sale based on our valuations. We have taken large positions in Semiconductors, Semiconductor Equipment, Computer Hardware, Software Industries, and Telecommunications Equipment. All of these industries are priced well below their intrinsic values based on our valuation model.

EQUITIES.

Within these groups we have purchased a mix of large-cap, marquee name stocks that were avoided all of last year due to their high prices relative to their intrinsic values. We also added lessor known mid-cap and small-cap names that the market has under-valued. In the large-cap category we have purchased the world's number one manufacturer of semiconductor equipment, Applied Materials
(AMAT). We also established positions in Cisco Systems (CSCO), the world leader in the Computer Networking industry, and in the computer software giant Microsoft (MSFT). In the mid-cap category, we have taken a large position in Microchip Technology (MCHP), a semiconductor maker, as well as Adtran (ADTN), a telecommunications equipment maker. In the small-cap category, we have added Anixter International (AXE), a networking products manufacturer. All of these purchases have three common factors. They have demonstrated strong consistent earnings per share growth, have displayed price strength relative to the broader market, and are trading at levels below their intrinsic values.

SECTOR OUTLOOK

Despite the sharp decline and extreme bearish sentiment that has marked the Technology sector over the past six-months, the future appears much brighter. The Federal Reserve's decision to lower interest rates in the first quarter of this year should serve as a catalyst to spark the U.S. economy, which bodes well for the equity market. Technology issues, which have demonstrated a cyclical nature, should be a primary beneficiary of the Federal Reserve rate cuts. Therefore, while past performance cannot predict future results, we anticipate this sector will post sharp gains over the next six- to nine-month period.

FUND RETURNS*
--------------------------------------------------------------------------------
                           Total Annual Return         Average Total
                              for one-year              Annual Return
                              period ended             Since Inception
                             March 31, 2001          (February 19, 1997)
--------------------------------------------------------------------------------
ICON Information
 Technology Fund                 -22.22%                   28.61%
--------------------------------------------------------------------------------

[SIDENOTE]
* The returns for the ICON Information Technology Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. The principal value and return of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less at redemption than their original cost. Past performance does not guarantee future results. Technology companies have performed exceptionally well since 1997, and the ICON Information Technology Fund may have benefited from that performance. Such performance may not be sustainable. Taking a temporary defensive cash position during a period less favorable to technology stocks may have positively impacted returns.

INFORMATION TECHNOLOGY

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)
Equities                                     97.9%
Top 10 Equity Holdings (% of Net Assets)     38.8%
Number of Stocks                             46
Cash & Cash Equivalents                       2.1%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
Applied Materials Inc.                        5.9%
Microchip Technology Inc.                     5.7%
Anixter International Inc.                    4.4%
Helix Technology Corp.                        4.2%
NCR Corp.                                     3.8%
Inter-Tel Inc.-Ser A                          3.1%
Investment Technology Group Inc.              3.1%
Hewlett-Packard Co.                           2.9%
Gateway Inc.                                  2.9%
Compaq Computer Corp.                         2.8%

--------------------------------------------------------------------------------
TOP INDUSTRIES                             MARCH 31, 2001 (UNAUDITED)
Semiconductors                               17.2%
Computer Hardware                            14.6%
Systems Software                             14.1%
Semiconductor Equipment                      13.7%
Telecommunications Equipment                 13.5%
IT Consulting & Services                      7.0%
Electronic Equipment & Instruments            6.9%
Networking Equipment                          4.9%
Application Software                          3.7%
Diversified Commercial Services               2.3%

--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS 97.9%

DIVERSIFIED COMMERCIAL SERVICES 2.3%
     56,300     Concord EFS Inc.(a)                                 $  2,276,631
APPLICATION SOFTWARE 3.7%
     37,900     BARRA Inc.(a)                                          2,046,600
     28,500     Fair Isaac & Company Inc.                              1,667,535
--------------------------------------------------------------------------------
Total Application Software                                             3,714,135

COMPUTER HARDWARE 14.6%
    155,400     Compaq Computer Corp.                                  2,828,280
     81,700     Dell Computer Corp.(a)                                 2,098,669
    172,900     Gateway Inc.(a)                                        2,906,449
     93,000     Hewlett-Packard Co.                                    2,908,110
     97,600     NCR Corporation(a)                                     3,809,328
--------------------------------------------------------------------------------
Total Computer Hardware                                               14,550,836

ELECTRONIC EQUIPMENT & INSTRUMENTS 6.9%
     72,900     Arrow Electronics, Inc.(a)                             1,647,540
     86,800     Avnet Inc.                                             1,779,400
     34,700     Harman International                                     887,973
    115,400     Kemet Corp.(a)                                         1,954,876
     26,250     Park Electrochemical Corp.                               593,250
--------------------------------------------------------------------------------
Total Electronic Equipment &                                           6,863,039
Instruments

IT CONSULTING & SERVICES 7.0%
     82,500     Acxiom Corp.(a)                                        1,722,188
    117,500     American Mgmt. Systems(a)                              2,151,719
     60,300     Investment Technology
                Group(a)                                               3,087,360
--------------------------------------------------------------------------------
Total IT Consulting & Services                                         6,961,267

NETWORKING EQUIPMENT 4.9%
    180,300     Anixter International Inc.(a)                          4,345,230
     32,300     Cisco Systems Inc.(a)                                    510,744
--------------------------------------------------------------------------------
Total Networking Equipment                                             4,855,974

SEMICONDUCTOR EQUIPMENT 13.7%
    134,800     Applied Materials Inc.(a)                              5,863,800
    179,100     Helix Technology Corp.                                 4,206,052
     46,600     Novellus Systems, Inc.(a)                              1,890,212
     52,300     Teradyne, Inc.(a)                                      1,725,900
--------------------------------------------------------------------------------
Total Semiconductor Equipment                                         13,685,964

SEMICONDUCTORS 17.2%
    156,000     Adaptec Inc.(a)                                        1,352,813
     35,400     Alpha Industries Inc.(a)                                 557,550
    126,500     Altera Corporation(a)                                  2,711,844
     73,000     Micrel Inc.(a)                                         2,039,438
    223,400     Microchip Technology Inc.(a)                           5,654,813
     52,500     Texas Instruments Inc.                                 1,626,450
     87,000     Three-Five Systems Inc.(a)                             1,061,400
     59,000     Xilinx Inc.(a)                                         2,072,373
--------------------------------------------------------------------------------
Total Semiconductors                                                  17,076,681

COMMON STOCKS - CONTINUED

SYSTEMS SOFTWARE 14.1%
     29,700     Black Box Corporation(a)                           $   1,323,506
     52,000     BMC Software, Inc.(a)                                  1,118,000
     80,000     Computer Associates
                Intl. Inc.(a)                                          2,176,000
    229,700     Compuware Corp.(a)                                     2,239,575
     22,000     DST Systems Inc.(a)                                    1,060,180
     38,500     Microsoft Corp.(a)                                     2,105,469
     83,200     Progress Software Corp.(a)                             1,206,400
     66,600     Symantec Corp.(a)                                      2,784,713
--------------------------------------------------------------------------------
Total Systems Software                                                14,013,843

TELCOMMUNICATIONS EQUIPMENT 13.5%
     78,700     ADC Telecommunications
                Inc.(a)                                                  668,950
     94,000     Adtran, Inc.(a)                                        2,308,875
    221,800     C-cor.net Corporation(a)                               1,483,288
    121,000     Commscope Inc.(a)                                      2,018,280
    304,500     Inter-Tel Inc.                                         3,102,094
     50,900     Plantronics Inc.(a)                                      904,492
     62,900     Polycom Inc.(a)                                          778,388
     53,500     Tellabs Inc.(a)                                        2,176,780
--------------------------------------------------------------------------------
Total Telcommunications Equipment                                     13,441,147

Total Common Stocks
                (Cost $113,185,530)                                   97,439,517
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 2.1%
--------------------------------------------------------------------------------
 $1,888,563     Sara Lee Demand Note
                4.65%   10/19/2001                                     1,888,563
--------------------------------------------------------------------------------
    223,256     American Family Demand Note
                4.63%   8/11/2001                                        223,256
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                (Cost $2,111,819)                                      2,111,819
--------------------------------------------------------------------------------
Total Investments 100.0%
                (Cost $115,297,349)                                   99,551,336
--------------------------------------------------------------------------------
Liabilities less other Assets (0%)                                       (30,443)
--------------------------------------------------------------------------------
Net Assets      100.0%                                               $99,520,893

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]

TELECOMMUNICATION AND UTILITIES
--------------------------------------------------------------------------------

PERFORMANCE

The ICON Telecommunication and Utilities Fund depreciated 15.19% for the six-month period ending March 31, 2001. The return for the S&P 1500 SuperComposite Index(1) over the same six-month period was negative 18.12%. For comparative purposes, it is also instructive to view the ICON Telecommunication and Utilities Fund's performance to other more narrowly based sector indexes. Two Standard & Poor's indexes are helpful to capture the Fund's performance: the S&P SuperComposite Communications Services Index,(2) which is composed of 20 telecommunications stocks; and, the S&P SuperComposite Utilities Index,(3) which contains 96 companies in the electric, gas, water utility, and power generating industries. For the six-month period in review, the Communication Services Index depreciated 20.39%, while the Utilities Index depreciated 2.98%.

SECTOR REVIEW

While both components of this sector depreciated over the past six months, telecommunications issues were hit particularly hard. Utility stocks also declined, but not by nearly as much. The deterioration in the Telecommunications sector has been related to fundamental factors such as an intensely competitive business environment and rising capital budgets. Further, as a result of competitive pressures, many leading telecommunication companies such as AT&T and Sprint warned Wall Street during the period that their 2000 and 2001 earnings per share results would be lower than analysts were estimating. These earnings warnings fueled negative sentiment about the sector causing selling activity to increase towards the end of last year. For all of calendar year 2000, the S&P Communication Services Index was down 38.10%. During the last quarter of 2000, the Index declined 18.93%.

The Utilities sector, on the other hand, fared much better than the Telecommunications sector. For all of calendar year 2000, the S&P Utilities Index appreciated 59.44%. Even during the fourth quarter of last year when the broader market, as measured by the S&P SuperComposite 1500, lost 7.31%, utility issues managed to post positive returns. For the final quarter of last year, the S&P Utilities Index was up 4.26%. The significant gains in utility stocks last year were predominantly attributable to their defensive investment characteristics. Utility issues generally offer greater price stability, steadier dividend streams, and relative earnings stability than do stocks in other sectors of the economy such as the Technology and Consumer Cyclical sectors. Therefore, as the massive sell-off in the Technology sector shook investor confidence, and concerns steadily rose about the underlying strength of the U.S. economy, investors naturally flocked into utility issues last year.

INVESTMENT STRATEGY AND ACTIVITY

As we entered the six-month period in review, the ICON Telecommunication and Utilities Fund was heavily weighted in utility issues relative to telecommunication issues. As of September 30, 2000, 64.9% of the Fund was invested in utility stocks, while 19.0% was invested in telecommunication stocks. The balance of the Fund was invested in electrical equipment companies and a small position in cash.

In early January of this year, the strong rally in utility issues began to slow. Further, valuations on these issues relative to their market prices were no longer as attractive as they had been coming into the six-month period in review. At the same time, as the sell-off in the Telecommunication sector heightened, the Adviser's valuation model identified numerous bargains in this sector. Accordingly, the Adviser trimmed the Fund's weighting in utility

(1) THE S&P 1500 SUPERCOMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2)  THE S&P SUPERCOMPOSITE COMMUNICATIONS SERVICES INDEX IS A
     CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE COMMUNICATIONS SERVICES SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE S&P SUPERCOMPOSITE UTILITIES INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE UTILITIES SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

TELECOMMUNICATION AND UTILITIES
--------------------------------------------------------------------------------

stocks and increased the Fund's exposure to telecommunication stocks. By the end of the period, utility issues were reduced to 44.9% of the Fund, while telecommunication holdings were increased up to 40.1%. The balance of the Fund continued to be invested predominantly in electrical equipment stocks with a small cash position.

INDUSTRIES.

Almost all of the reduction in the utility weighting of the Fund came from the Electric Utilities industry. We reduced the weighting of this industry almost 20%, from 51.0% on September 30, 2000, to 32.3% by the close of this semi-annual reporting period. We used the funds raised through the utility sales to rotate into the Telecommunication Equipment industry and to add to existing positions in the Telecommunication Services industry. The driving force behind this investment decision was the attractive valuations in the Telecommunication industries relative to the Electric Utilities industry.

EQUITIES.

In mid February, the Adviser sold holdings in two of the largest energy companies operating in the western United States: PG&E Corporation (PCG) and Edison International (EIX).

A significant new purchase in the Utilities sector was Calpine Corporation
(CPN), a leading independent power generation company. At the time of purchase, Calpine had a record of consistently higher earnings, was selling below its intrinsic value, and had demonstrated price strength relative to the broader market. The majority of funds raised from the utility sales, however, were used to purchase companies in the Telecommunications sector. In the Telecommunications Services industry, the Adviser purchased Sprint Fon Group
(FON) and AT&T Corp (T). Both of these large-capitalization, global telecommunication service providers were trading at prices well below their intrinsic values at the time of purchase. In the Telecommunications Equipment industry(4), the Adviser bought Adtran Incorporated (ADTN), a manufacturer of high-speed communication products utilized by telecommunication services companies. In the same industry, Plantronics (PLT), a manufacturer of communications headsets, was purchased. Both companies were also bargains based on the Adviser's valuation model.

SECTOR OUTLOOK

The Federal Reserve's decision to lower interest rates earlier this year should provide a boost to the sluggish U.S. economy over the next six- to twelve-month period. A stronger domestic economy will in turn benefit companies whose revenues are strongly tied to economic swings. In the ICON Telecommunication and Utilities Fund such companies are prevalent in the Telecommunication Services industry. As companies in this industry experience growth, they will in turn need to increase capital spending on telecommunications equipment so that they can meet customer demand for their services. Hence, the Adviser has weighted the Fund heavily in both of these industry groups.

FUND RETURNS*
--------------------------------------------------------------------------------
                          Total Annual Return           Average Total
                              for one-year              Annual Return
                              period ended             Since Inception
                             March 31, 2001            (July 9, 1997)
--------------------------------------------------------------------------------
      ICON
Telecommunication
& Utilities Fund                  0.22%                    13.42%
--------------------------------------------------------------------------------

[SIDENOTE]
* The returns for the ICON Telecommunication & Utilities Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. The principal value and return of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less at redemption than their original cost. Past performance does not guarantee future results.

(4) THE TELECOMMUNICATIONS EQUIPMENT INDUSTRY IS CLASSIFIED WITHIN THE INFORMATION TECHNOLOGY SECTOR.

TELECOMMUNICATION AND UTILITIES

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)
Equities                                     95.4%
Top 10 Equity Holdings (% of Net Assets)     45.1%
Number of Stocks                             37
Cash & Cash Equivalents                       4.1%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
DTE Energy Co.                                5.4%
Calpine Corp.                                 5.4%
Sempra Energy                                 5.3%
Consolidated Edison Inc.                      5.2%
Telephone & Data                              4.8%
GPU Inc.                                      4.8%
Sprint Fon Group                              4.0%
Southwestern Energy Co.                       3.5%
Tellabs Inc.                                  3.4%
SBC Communications Inc.                       3.3%

--------------------------------------------------------------------------------
TOP INDUSTRIES                             MARCH 31, 2001 (UNAUDITED)
Electric Utilities                           32.1%
Integrated Telecommunications Services       20.8%
Telcommunications Equipment                  13.7%
Electrical Components & Equipment            10.8%
Gas Utilities                                 8.8%
Wireless Telecommunication Services           4.8%
Multi-Utilities                               3.8%
Alternative Carriers                          0.6%

--------------------------------------------------------------------------------

TELECOMMUNICATION AND UTILITIES
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS 95.4%

ELECTRICAL COMPONENTS & EQUIPMENT 10.8%
      9,000     Artesyn Technologies Inc.(a)                        $     97,313
     17,300     Benchmark Electronics Inc.(a)                            337,350
     13,400     C&D Technologies Inc.                                    369,840
     10,000     Cooper Industries Inc.                                   334,500
      8,700     Hubbell Inc. Class B                                     202,710
--------------------------------------------------------------------------------
Total Electrical Components &
  Equipment                                                            1,341,713

TELCOMMUNICATIONS EQUIPMENT 13.7%
     12,900     ADC Telecommunications
                Inc.(a)                                                  109,650
     14,400     Adtran, Inc.(a)                                          353,700
      7,000     Andrew Corp.(a)                                          100,625
     15,600     Cable Design Technologies(a)                             209,040
     18,400     Commscope Inc.(a)                                        306,912
      4,600     Plantronics Inc.(a)                                       81,742
     10,300     Polycom Inc.(a)                                          127,463
     10,300     Tellabs Inc.(a)                                          419,081
--------------------------------------------------------------------------------
Total Telcommunications Equipment                                      1,708,213

ALTERNATIVE CARRIERS 0.6%
      5,800     Global Crossing Ltd.(a)                                   78,242
ELECTRIC UTILITIES 32.1%
      4,500     AES Corporation(a)                                       224,820
     12,200     Calpine Corporation(a)                                   671,854
     17,400     Consolidated Edison, Inc.                                645,540
     16,900     DTE Energy Company                                       672,620
     21,000     Energy East Corporation(a)                               364,350
      7,600     Entergy Corp.                                            288,800
     18,400     GPU Inc.                                                 597,816
      2,700     Pinnacle West Capital(a)                                 123,849
      7,300     Reliant Energy Inc.                                      330,325
      3,500     Wisconsin Energy Corp.                                    75,530
--------------------------------------------------------------------------------
Total Electric Utilities                                               3,995,504

GAS UTILITIES 8.8%
     28,200     Sempra Energy                                            656,496
     44,000     Southwestern Energy
                Company(a)                                               435,600
--------------------------------------------------------------------------------
Total Gas Utilities                                                    1,092,096

INTEGRATED TELECOMMUNICATIONS SERVICES 20.8%
      7,562     Alltel Corp.                                             396,703
     17,900     AT&T Corp.(a)                                            381,270
      3,900     Bellsouth Corp.                                          159,588
      8,425     Centurytel Inc.                                          242,219
      5,706     Qwest Communication Intl.(a)                             199,995
      9,132     SBC Communications, Inc.                                 407,561
     22,800     Sprint Corp. (Fon Group)                                 501,372
      6,142     Verizon Communications Inc.                              302,801
--------------------------------------------------------------------------------
Total Integrated Telecommunications
   Services                                                            2,591,509

COMMON STOCKS - CONTINUED

MULTI-UTILITIES 3.8%
     13,800     Northwestern
                Corporation(a)                                     $     338,100
      4,700     Questar Corp.                                            128,780
--------------------------------------------------------------------------------
Total Multi-Utilities                                                    466,880

WIRELESS TELECOMMUNICATION SERVICES 4.8%
      6,400     Telephone and Data Systems                               598,398

Total Common Stocks
                (Cost $12,999,794)                                    11,872,555
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 4.1%
--------------------------------------------------------------------------------
$   261,097     Sara Lee Demand Note
                4.65%   10/19/2001                                       261,097
--------------------------------------------------------------------------------
    203,379     Wisconsin Electric Demand Note
                4.63%   9/24/2001                                        203,379
--------------------------------------------------------------------------------
     44,004     American Family Demand Note
                4.63%   8/11/2001                                         44,004
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                (Cost $508,480)                                          508,480
--------------------------------------------------------------------------------
Total Investments 99.5%
                (Cost $13,508,274)                                    12,381,035
--------------------------------------------------------------------------------
Other Assets less Liabilities 0.5%                                        62,157
--------------------------------------------------------------------------------
Net Assets      100.0%                                               $12,443,192
--------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

                ICON FUNDS    MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]
INDUSTRIALS
-------------------------------------------------------------------------------
PERFORMANCE

The ICON Industrials Fund depreciated 0.91% for the six-month period ending March 31, 2001. The return for the S&P 1500 SuperComposite Index(1) over the same six-month period was negative 18.12%. For comparative purposes, it is also instructive to view the ICON Industrials Fund's performance relative to a sector index. The NYSE Industrials Index,(2) which tracks 1478 industrial companies, was down 10.36% for the six-month period ended March 31, 2001. The American Stock Exchange (AMEX) Industrial Select Index,(3) composed of 43 different companies, depreciated 11.78% over the same period.

SECTOR REVIEW

The Industrials sector followed the general economic slowdown during the six-month period. In the Industrials sector, there were many companies whose stock prices decreased in 2000. Investors also tended to favor other sectors throughout the past year. This appears to be the product of the cyclical nature of our markets and economy. Now many stocks in the Industrials sector are priced well below their intrinsic value because they were recently out of favor. This indicates a good buying opportunity to us. From among the 23 industries in the sector, all but two demonstrate a combination of price below intrinsic value and good relative strength.

INVESTMENT STRATEGY AND ACTIVITY

Our quantitative system shows a number of equities in the Industrials sector to be on sale. During this six-month period, we increased the number of industries in the Fund from six on September 30, 2000 to 14 as of March 31, 2001. As a result, the weightings of the industries in the Fund also changed over this period. We are well diversified within the sector while at the same time maintaining focus on our favorite equities.

INDUSTRIES

Industries such as Building Products, Construction & Engineering, Construction & Farm Machinery, Electrical Components & Equipment, and Office Service & Supplies have been added to the Fund. These industries have shown impressive fair value and relative strength. Although these industries were generally out of favor during the previous year, it appears that investors are now recognizing that these industries are on sale. In addition, we have increased our weightings in industries like Industrial Conglomerates, Industrial Machinery, and Railroads as their intrinsic values and relative strength have increased. We decreased our weightings significantly in the Air Freight & Couriers, Airlines, and Trucking industries since individual holdings in these industries became over-valued and our investment model identified better value in other industries.

EQUITIES

Based on the Adviser's valuation model, we purchased many quality stocks in numerous different industries across the sector. Stocks such as American Standard Companies Inc. (ASD), a manufacturer of products for the home and automotive markets and Jacobs Engineering Group Inc. (JEC), from the Construction & Engineering industry are a few that were added over the six month time period ended March 31, 2001. We also added Paxar Corporation (PXR), which provides identification and tracking solutions to retailers, apparel manufacturers and selected markets and Textron Inc. (TXT), a global multi-industry company in the Industrial Conglomerates industry.

SECTOR OUTLOOK

We anticipate that the Industrials sector should be one of the market leaders over the next six to nine months given the current condition of the economy.

(1) THE S&P 1500 SUPERCOMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE NYSE INDUSTRIALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE INDUSTRIAL STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE INDUSTRIAL SECTOR OF THE NYSE. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3)  THE AMEX INDUSTRIAL SELECT SECTOR INDEX IS A MODIFIED
     CAPITALIZATION-WEIGHTED INDEX. THE INDEX IS INTENDED TO TRACK THE MOVEMENTS OF COMPANIES THAT ARE COMPONENTS OF THE S&P 500 AND ARE INVOLVED IN INDUSTRIAL PRODUCTS AND SERVICES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

                ICON FUNDS    MANAGEMENT DISCUSSION & ANALYSIS

INDUSTRIALS
--------------------------------------------------------------------------------

The Industrials sector has traditionally been a good market performer when the economy nears its cyclical low. Our quantitative, systematic investment process shows us that there are numerous stocks in this large sector that are poised to lead in the new market. Many stocks in the industrials sector have been out of favor and now are on sale at deep discounts. Over time, the market price of these stocks should return to their fair value. We therefore have an optimistic outlook for the ICON Industrials Fund.

FUND RETURNS*
--------------------------------------------------------------------------------
                           Total Annual Return          Average Total
                              for one-year              Annual Return
                              period ended             Since Inception
                             March 31, 2001             (May 9, 1997)
--------------------------------------------------------------------------------
      ICON
Industrials Fund                 -3.26%                     1.77%
--------------------------------------------------------------------------------

[SIDENOTE]
* The returns for the ICON Industrials Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. The principal value and return of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less at redemption than their original cost. Past performance does not guarantee future results.

--------------------------------------------------------------------------------
INDUSTRIALS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)
Equities                                     93.8%
Top 10 Equity Holdings (% of Net Assets)     30.4%
Number of Stocks                             57
Cash & Cash Equivalents                       5.9%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
Jacobs Engineering Group Inc.                 5.3%
Donnelley (R R) & Sons Co.                    3.5%
CSX Corp.                                     3.2%
Burlington Northern Santa Fe                  3.0%
Ingersoll-Rand Co.                            2.8%
Wabash National Corp.                         2.7%
Astec Industries Inc.                         2.6%
Simpson Manufacturing Inc.                    2.6%
Granite Construction Inc.                     2.4%
Graco Inc.                                    2.3%

--------------------------------------------------------------------------------
TOP INDUSTRIES                             MARCH 31, 2001 (UNAUDITED)
Industrial Machinery                         12.8%
Construction & Engineering                   10.6%
Electrical Components & Equipment            10.4%
Railroads                                     8.6%
Building Products                             7.1%
Trucking                                      7.0%
Construction & Farm Machinery                 6.4%
Commercial Printing                           6.3%
Office Services & Supplies                    5.6%
Airlines                                      5.6%
Industrial Conglomerates                      5.0%
Marine                                        3.7%
Air Freight & Couriers                        3.0%
Aerospace & Defense                           1.7%

INDUSTRIALS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS 93.8%

AEROSPACE & DEFENSE 1.7%
     10,000     Northrop Grumman Corp.                                $  870,000
AIR FREIGHT & COURIERS 3.0%
     28,600     CNF Inc.                                                 826,254
      9,800     Expeditors Intl Wash Inc.                                494,288
      6,400     Fedex Corporation(a)                                     266,752
--------------------------------------------------------------------------------
Total Air Freight & Couriers                                           1,587,294

AIRLINES 5.6%
     17,400     Alaska Airgroup Inc.(a)                                  447,180
     15,000     AMR Corp/Del(a)                                          526,800
     50,200     Atlantic Coast Airline Hldg(a)                         1,054,200
     38,900     Skywest Inc.                                             904,425
--------------------------------------------------------------------------------
Total Airlines                                                         2,932,605

BUILDING PRODUCTS 7.1%
     16,800     American Standard
                Companies(a)                                             992,376
     11,900     Insituform Tecnologies
                Class A(a)                                               388,238
     16,100     Masco Corp.                                              388,654
     27,700     Simpson Manufacturing
                Co. Inc.(a)                                            1,365,610
     49,500     Watsco Inc.                                              573,210
--------------------------------------------------------------------------------
Total Building Products                                                3,708,088

COMMERCIAL PRINTING 6.3%
     35,800     Banta Corp.                                              868,150
     70,700     Donnelley (R R) & Sons Co.                             1,853,754
     31,000     Harland (John H.) Co.(a)                                 579,700
--------------------------------------------------------------------------------
Total Commercial Printing                                              3,301,604

CONSTRUCTION & ENGINEERING 10.6%
     25,700     Butler Manufacturing Co.                                 591,100
     37,500     Granite Construction Inc.                              1,274,250
     48,300     Jacobs Engineering
                Group Inc.(a)                                          2,801,400
     46,900     URS Corp.(a)                                             891,100
--------------------------------------------------------------------------------
Total Construction & Engineering                                       5,557,850

CONSTRUCTION & FARM MACHINERY 6.4%
    105,600     Astec Industries Inc.(a)                               1,379,400
     29,700     Trinity Industries(a)                                    579,150
    139,100     Wabash National Corp.                                  1,425,775
--------------------------------------------------------------------------------
Total Construction & Farm Machinery                                    3,384,325

ELECTRICAL COMPONENTS & EQUIPMENT 10.4%
     41,100     Ametek Inc.                                            1,134,360
     48,500     Baldor Electric                                        1,020,925
     31,000     Brady Corporation Class A(a)                           1,044,700
     24,400     Cooper Industries Inc.                                   816,180
     33,200     Hubbell Inc. Class B                                     773,560
     53,700     Paxar Corp.(a)                                           671,250
--------------------------------------------------------------------------------
Total Electrical Components &
                Equipment                                              5,460,975

INDUSTRIAL CONGLOMERATES 5.0%
      8,700     Carlisle Cos. Inc.(a)                                    283,794
     12,000     ITT Industries Inc.                                      465,000
     43,700     Lydall Inc.(a)                                           454,480
     17,600     Textron Inc.                                           1,000,384
     23,000     Tredegar Corporation                                     404,800
--------------------------------------------------------------------------------
Total Industrial Conglomerates                                         2,608,458

INDUSTRIAL MACHINERY 12.8%
      9,400     Briggs & Stratton                                        360,678
     40,500     Clarcor Inc.                                             935,550
     42,950     Graco Inc.                                             1,202,600
     37,000     Ingersoll-Rand Co.(a)                                  1,469,270
     66,500     JLG Industries Inc.                                      864,500
     36,800     Kaydon Corp.                                             992,864
     19,200     Manitowoc Company Inc.                                   476,160
     12,400     Roper Industries Inc.                                    443,920
--------------------------------------------------------------------------------
Total Industrial Machinery                                             6,745,542

MARINE 3.7%
     39,500     Alexander & Baldwin Inc.                                 844,313
     55,200     Kirby Corp.(a)                                         1,104,000
--------------------------------------------------------------------------------
Total Marine                                                           1,948,313

OFFICE SERVICES & SUPPLIES 5.6%
     39,800     Herman Miller Inc.                                       920,375
     26,500     New England Business
                Service(a)                                               490,250
     15,200     Pitney Bowes Inc.(a)                                     528,200
     41,700     United Stationers Inc.(a)                              1,011,225
--------------------------------------------------------------------------------
Total Office Services & Supplies                                       2,950,050

RAILROADS 8.6%
     51,600     Burlington Northern
                Santa Fe                                               1,567,608
     49,400     CSX Corp.(a)                                           1,664,780
     44,900     Norfolk Southern Corp.(a)                                751,626
      9,900     Union Pacific Corp.                                      556,875
--------------------------------------------------------------------------------
Total Railroads                                                        4,540,889

TRUCKING 7.0%
     15,200     Landstar System Inc.(a)                                1,029,800
     12,500     M S Carriers(a)                                          382,813
     22,500     Swift Transportation Co., Inc.(a)                        416,250
     28,900     USFreightways Corporation                                910,350
     55,000     Werner Enterprises Inc.(a)                               941,873
--------------------------------------------------------------------------------
Total Trucking                                                         3,681,086

Total Common Stocks
                (Cost $48,899,917)                                   $49,277,079
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
SHORT-TERM COMMERCIAL NOTES 5.9%
--------------------------------------------------------------------------------
   $456,186     Sara Lee Demand Note
                4.65%   10/19/2001                                 $     456,186
--------------------------------------------------------------------------------
    994,749     Wisconsin Electric Demand Note
                4.63%   9/24/2001                                        994,749
--------------------------------------------------------------------------------
  1,646,062     American Family Demand Note
                4.63%   8/11/2001                                      1,646,062
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
                (Cost $3,096,997)                                      3,096,997
--------------------------------------------------------------------------------
Total Investments 99.7%
                (Cost $51,996,914)                                    52,374,076
--------------------------------------------------------------------------------
Liabilities less other Assets 0.3%                                       142,560
--------------------------------------------------------------------------------
Net Assets      100.0%                                               $52,516,636

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]
SHORT-TERM FIXED INCOME
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Short-Term Fixed Income Fund returned 2.13% in the last six-months. Over the same period, the Merrill Lynch 1-Year U.S. Treasury Bill Index returned 4.21% and the Merrill Lynch 6-Month U.S. Treasury Bill Index yielded 3.60%. The Merrill Lynch 6- and 12-month U.S. Treasury Bill Indexes replace issues on a monthly basis to maintain characteristics of the respective indexes. The indexes are not burdened with expenses typical of mutual funds.

MARKET REVIEW

After a series of Federal Funds rate increases in early 2000 the Federal Reserve took a passive stance to evaluate whether the economy would make the desired soft landing. Later in the year, however, as the economy began to slow and consumer confidence waned, the Federal Reserve became concerned that their prior actions taken to slow the economy were too extreme. By the fourth quarter of last year, corporate profits were declining, the stock market was fallingparticularly in the Technology sectorand negative sentiment was rising. Bond prices, on the other hand, were moving higher as investors made their usual "flight to quality" in the midst of the stock market downturn.

With the prospect of the first economic recession in ten years weighing on consumer confidence and the stock market, the Federal Reserve took decisive action in early January 2001. In an effort to stimulate the economy, on January 3, 2001 the Federal Reserve lowered the Fed Funds Rate by one-half percent from 6.5% to 6.0%. The move was unusually aggressive in that it occurred between regularly scheduled Federal Open Market Committee meetings, and was more than the standard one-quarter percent rate reduction. Since January 3rd, The Federal Reserve has continued to lower rates. After two additional rate cuts, the Federal Funds rate now stands at 5.0%. As this six-month period came to a close, the Federal Reserve maintained a bias that the economy was weakening and therefore stood ready to lower rates further to avoid a recession.

INVESTMENT STRATEGY AND ACTIVITY

The objective of the Fund is to maintain an income consistent with the preservation of capital. The Fund continues to invest in U.S Treasury and Agency obligations targeting a .5 to 1.5-year maturity.

OUTLOOK

The Adviser expects that the rate reductions already implemented by the Federal Reserve will bolster the slowing U.S. economy. The positive economic effects of these rate reductions should begin to work their way through the U.S. economy by this summer.

FUND RETURNS*
--------------------------------------------------------------------------------
                           Total Annual Return          Average Total
                              for one-year              Annual Return
                              period ended             Since Inception
                             March 31, 2001          (February 7, 1997)
--------------------------------------------------------------------------------
ICON Short-Term
Fixed Income Fund                 4.92%                     4.87%
--------------------------------------------------------------------------------

[SIDENOTE]
* The returns for the ICON Short-Term Fixed Income Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. The principal value and return of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less at redemption than their original cost. Past performance does not guarantee future results.

--------------------------------------------------------------------------------

SHORT-TERM FIXED INCOME

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Principal Amount                                                    Market Value
US GOVERNMENT AGENCIES
 $5,228,000     Federal Home Loan Bank
                Discount Note
                4.87%      4/2/01                                    $ 5,227,303
    380,000     Federal Home Loan Bank
                5.88%      8/15/01                                       381,914
--------------------------------------------------------------------------------
Total US Government Agencies 112.07%
                (Amortized cost
                $5,607,082)                                            5,609,217
--------------------------------------------------------------------------------
Liabilities less other Assets (12.07%)                                  (603,899)
--------------------------------------------------------------------------------
Net Assets                                                            $5,005,318

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]
ASIA REGION
--------------------------------------------------------------------------------
PERFORMANCE

The ICON Asia Region Fund depreciated 12.10% for the six-month period ending March 31, 2001. By comparison, the return for the Morgan Stanley Capital International (MSCI) Pacific Index(1) over the same six-month period was negative 21.05%.

REGION REVIEW

Because of slowing exports to the U.S. and Japan, diminished confidence in the these economies, and slow progress in reviving ailing Japanese banks, economic growth forecasts for 2001 for almost every Asian country have been lowered. The U.S. and Japan are the main purchasers of goods produced in this region. The slowing economies of the U.S. and Japan have had a direct effect on other export driven Asian countries. Domestic spending for these export driven Asian countries is not pulling its weight either. Despite these conditions, Asia appears to be in a better position than in 1997 when there was a region wide recession.

INVESTMENT STRATEGY AND ACTIVITY

Our investment strategy focuses on country rotation within the region using a value approach. Our quantitative system indicates to us that there were a variety of equities that were underpriced and possessed positive relative strength in Hong Kong. As a result, we increased slightly our weighting in Hong Kong. Over the period we became more focused in the Fund by holding 40 securities as of 3/31/01 compared to having 54 on 9/30/00. We also increased the weighting in some of our positions in Singapore while eliminating some positions in New Zealand. These decisions were based on our estimates of fair value for holdings in these countries. From time to time during this period, the Asia Region Fund experienced high cash balances because the Adviser desired to be defensive in response to market conditions. In addition, large purchases and redemptions by persons attempting to benefit from short-term gains in Asia in correlation with the behavior of the U.S. market also caused the Adviser to take a temporary defensive position to avoid the costs associated with excessive trading of portfolio securities to accommodate large short-term purchases and the concomitant redemptions. Cash balances were invested in interest bearing items pending a determination of short-term cash needs.

As of March 31, 2001, the Fund was composed of equities from Hong Kong, Japan, New Zealand, and Singapore. Japan continues to maintain the largest weighting in the Asia Region Fund. Japanese stocks have generally trended lower with the Nikkei 225 Index(2) depreciating 17.13% over the six month time period. Japan's economy has suffered from the slowdown in the U.S. economy. Hong Kong was similarly effected by the sluggish U.S. economy. Despite these two countries being down over the six-month time period, our investment model favors the more developed markets and not the emerging markets.

Our quantitative approach has indicated to us that a variety of equities in Hong Kong and Singapore are priced below their intrinsic value. In Hong Kong, we favor securities such as Hang Seng Bank Limited, which provides banking and related financial services, and Hong Kong and China Gas Company, which produces, distributes, and markets gas and gas appliances to residential and industrial customers through its Towngas brand name. Fraser & Neave Limited, a company that produces and sells soft drinks, beer, stout, dairy products, and glass containers, is one of the stocks we like from Singapore. Singapore Technologies Engineering Limited, a company that produces, upgrades, and maintains a variety of engineering products ranging from defense to medical systems possesses good value and relative strength and is another company that we favor in the Asia Region Fund.

REGION OUTLOOK

Based on our quantitative valuation investment methodology, we expect the Asian region to follow the U.S. markets higher over the next six months. As the U.S. and Japanese economies recover, the export driven economies of Asia should also begin their rebound. We anticipate cyclical, technology, and industrial industries to emerge as the market leaders during the recovery. Stocks in these areas have been beaten down over the last year. Therefore, we maintain a positive outlook for Asia over the next six months.

FUND RETURNS*
--------------------------------------------------------------------------------
                           Total Annual Return          Average Total
                              for one-year              Annual Return
                              period ended             Since Inception
                             March 31, 2001          (February 25, 1997)
--------------------------------------------------------------------------------
   ICON Asia
   Region Fund                   -22.46%                   -2.51%
--------------------------------------------------------------------------------

[SIDENOTE]
* The returns for the ICON Asia Region Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. Shares may be worth more or less at redemption than at original purchase. International investing involves greater risk than U.S. investments due to political risks, economic uncertainties, and the risk of currency fluctuations. Past performance does not guarantee future results.

(1) THE MSCI PACIFIC INDEX IS COMPRISED OF STOCKS TRADED IN THE DEVELOPED MARKETS OF THE PACIFIC BASIN (AUSTRALIA, HONG KONG, JAPAN, MALAYSIA, NEW ZEALAND, AND SINGAPORE). THE INDEX TRIES TO CAPTURE AT LEAST 60% OF INVESTABLE CAPITALIZATION IN SAID MARKETS SUBJECT TO CONSTRAINTS GOVERNED BY INDUSTRY REPRESENTATION, MAXIMUM LIQUIDITY, MAXIMUM FLOAT, AND MINIMUM CROSS-OWNERSHIP (COMPANIES WITH EXPOSURE IN MULTIPLE COUNTRIES). THE INDEX IS CAPITALIZATION WEIGHTED. IT IS AN UNMANAGED INDEX THAT DOES NOT INCLUDE THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE NIKKEI-225 STOCK AVERAGE IS A PRICE-WEIGHTED INDEX OF 225 TOP-RATED JAPANESE COMPANIES LISTED IN THE FIRST SECTION OF THE TOKYO STOCK EXCHANGE. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES.

ASIA REGION

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)
Equities                                     72.0%
Top 10 Equity Holdings (% of Net Assets)     30.3%
Number of Stocks                             39
Cash & Cash Equivalents                      41.6%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
OCBC Bank                                     4.3%
Sony Corporation                              3.7%
Nissan Motor Co.                              3.5%
Matsushita Electric Industrial Co.            2.9%
Fraser & Neave Limited                        2.9%
Hang Seng Bank Limited                        2.9%
Swire Pacific - B SHS                         2.6%
Fisher & Paykel Industries Limited            2.6%
Mizuho Holdings                               2.5%
Sharp Corporation                             2.4%

--------------------------------------------------------------------------------
TOP COUNTRIES                              MARCH 31, 2001 (UNAUDITED)
Hong Kong                                    10.5%
Japan                                        34.5%
New Zealand                                  10.6%
Singapore                                    16.4%

--------------------------------------------------------------------------------

ASIA REGION
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS 72%

HONG KONG 10.5%
    156,500     Cathay Pacific Airways(a)                            $   226,745
     38,400     Hang Seng Bank                                           446,809
    220,077     Hong Kong And China Gas                                  299,106
     29,234     Sun Hung Kai Properties                                  277,373
    511,000     Swire Pacific Ltd `B'(a)                                 399,664
--------------------------------------------------------------------------------
Total Hong Kong                                                        1,649,697

JAPAN 34.5%
     36,000     Hitachi Ltd                                              308,235
      9,000     Honda Motor Co Ltd                                       367,699
     25,000     Matsushita Electric
                Industrial Co.                                           451,844
      2,000     Murata Mfg Co., Ltd                                      166,135
     88,000     Nissan Motor Ltd(a)                                      554,740
     13,000     Nomura Securities Ltd                                    233,403
     17,000     Sumitomo Mitsui
                Banking Corp                                             151,931
      7,000     Yamanouchi Pharmaceutical                                241,302
      6,000     Canon Inc                                                217,843
     10,000     Denso Corporation                                        191,510
     13,000     Kao Corporation                                          327,801
         70     Mizuho Holdings Inc                                      393,792
     11,000     Nec Corporation                                          175,375
        800     Rohm Company Limited                                     134,057
     38,000     Sakura Bank Ltd                                          174,354
     30,000     Sharp Corporation                                        382,062
      8,100     Sony Corporation                                         575,248
     10,300     Toyota Motor Corporation                                 357,525
--------------------------------------------------------------------------------
Total Japan                                                            5,404,856

NEW ZEALAND 10.6%
    109,780     Auckland Intl Airport Ltd                                157,647
    439,120     Carter Holt Harvey Limited                               301,972
    113,130     Contact Energy Limited                                   132,254
    122,650     Fisher & Paykel Industries                               399,390
     48,420     Rubicon Limited(a)                                         8,814
    185,250     Lion Nathan Limited                                      378,428
     51,100     Telecom Corp Of
                New Zealand                                              119,270
     70,330     The Warehouse Group
                Limited                                                  165,007
--------------------------------------------------------------------------------
Total New Zealand                                                      1,662,782

SINGAPORE 16.4%
     40,794     City Developments(a)                                     133,306
     38,170     DBS Group Holdings Ltd(a)                                344,598
    118,500     Faser & Neave Ltd Ord                                    449,585
    102,850     Oversea-Chinese
                Banking Corp(a)                                          666,489
     18,587     Singapore Press Holdings                                 203,834
    250,814     Singapore Tech
                Engineering(a)                                           366,740
    161,924     Singapore
                Telecommunications                                       170,399
     33,579     United Overseas Bank(a)                                  236,196
--------------------------------------------------------------------------------
Total Singapore                                                        2,571,147

        692     Capstone Turbine Corp
                Entitlements                                              19,627

Total Common Stocks and Entitlements
                (Cost $10,714,800)                                    11,308,109
--------------------------------------------------------------------------------
Total Demand Deposit 41.6%
                3.85% Chase Bank Interest
                Bearing Demand Deposit                                 6,516,254
--------------------------------------------------------------------------------
Total Investments 113.6%
                (Cost $17,231,054)                                    17,824,363
--------------------------------------------------------------------------------
Liabilities less other Assets (13.6%)                                 (2,155,081)
--------------------------------------------------------------------------------
Net Assets      100%                                                 $15,669,282

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY


SUMMARY OF INVESTMENTS BY INDUSTRY(1)

                                              % of Investments
Aerospace/Defense                                        3.20%
Air Freight                                              1.38%
Airlines                                                 5.48%
Auto Parts & Equipment                                   1.67%
Automobiles                                             11.17%
Banks (Money Center)                                    15.24%
Beverages(Non-Alcoholic)                                 3.92%
Beverages-Alcoholic                                      3.30%
Computers (Hardware)                                     1.53%
Electric Companies                                       1.15%
Electrical Equipment                                    14.99%
Electronics-Semiconductors                               2.62%
Financial (Diversified)                                  5.82%
Health Care Diversified                                  2.11%
Homebuilding                                             1.16%
Household Furnishings & Appliances                       3.49%
Household Products (Non-Durable)                         2.86%
Investment Banking/Brokerage                             2.44%
Natural Gas Distribution-Pipeline                        2.61%
Paper & Forest Products                                  4.16%
Photography/Imaging                                      1.90%
Publishing-Newspapers                                    1.78%
Retail Stores-Department Stores                          1.44%
Services (Commercial/Consumer)                           2.04%
Telephone                                                1.49%
Telephone Long Distance                                  1.05%
--------------------------------------------------------------
Total                                                  100.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(1) AS OF THE DATE OF THIS REPORT, THE INDUSTRY CLASSIFICATIONS FOR FOREIGN SECURITIES ARE STILL CATEGORIZED BY S&P ACCORDING TO S&P'S PRIOR INDUSTRY CLASSIFICATION SYSTEM. THEREFORE, THEY DO NOT REFLECT THE SAME INDUSTRY CLASSIFICATIONS AS THE DOMESTIC EQUITY FUNDS.

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]
NORTH EUROPE REGION
--------------------------------------------------------------------------------
PERFORMANCE

The ICON North Europe Region Fund depreciated 17.01% for the six-month period ending March 31, 2001. For the same period, The Morgan Stanley Capital International (MSCI) Europe 15 Index(1) (in U.S. dollars) fell 14.51%.

REGION REVIEW

Much like the United States, the European stock markets suffered significant declines over the past six months. Unlike the U.S, however, there have been far fewer concerns about the health of the European economy even as their markets followed the declining U.S. markets. In Europe, household savings are higher than in America, corporate debt is lower, and there has been no expectation of a recession in the foreseeable future. Nevertheless, the European markets, like ours, have tumbled.

There are two fundamental reasons that can provide some explanation for the decline in the European markets. First, sales for European companies are increasingly subject to American demand. As concerns of an impending recession have risen in the U.S. and our economy has slowed, European companies' American-based affiliates have been impacted. According to the U.S. Department of Commerce, income from these American-based affiliates fell 20% for the first three quarters of last year.

The second reason behind the decline in the European markets has been a growing global unease over the uncertain world financial markets. The volatility of equities, particularly in the Technology sector, has caused investors to become uneasy with their equity risk exposure. The huge sell-off in technology issues in the U.S. markets during the fourth quarter of last year has rippled across markets worldwide. The result has been widespread fear and negative sentiment about the future of world equity prices.

INVESTMENT STRATEGY AND ACTIVITY

Investor concerns that have played a part in driving European equity markets lower have also given rise to attractive equity valuations based on the Adviser's quantitative, systematic investment methodology. In times of market turmoil, such as the recent sell-off in technology issues, emotions can overtake investors, causing them to make investment decisions based on fear rather than objectivity. Over the past six months, nervous investors have aggressively sold European equities causing their market prices to fall below their intrinsic values based on the Adviser's investment model. During this volatile period, the Adviser has maintained our country positions, rather than selling under-valued equities out of fear. Going forward, we will follow our value discipline to identify those countries whose equities have become most under-priced relative to our valuations, and purchase them for the Fund.

The Fund continues to hold positions in Denmark, Norway, Sweden, and the United Kingdom. Each of these positions grew larger in percentage terms over the six-month period ending March 31, 2001 as the Fund's cash position decreased. Norway, our largest country position, makes up almost 36% of the Fund. Sweden, our second largest country holding, comprises just over 28% of the Fund. While none of the four country holdings have avoided the price declines of the past six-months, the Adviser expects them to participate in a global market rally over the next twelve months. The series of interest rate cuts by the U.S. Federal Reserve in the first quarter of this year should spark a rise in the American equity markets. Just as the U.S. led world market declines in 2000, the Adviser expects the U.S. to lead global markets higher this year.

The largest holding in the Fund, Novo-Nordisk A/S, is a global pharmaceutical company. Based in Denmark, Novo Nordisk is the world's largest producer of insulin. The company's stock bucked the downward trend in the market over the past six-months, posting a minor gain of .26%. The Fund's second largest holding, Norsk Hydro ASA, a Norwegian producer of petroleum, light metals, and mineral fertilizers and the world's largest publicly traded industrial company, also fared better than the broader European equity markets; it declined 2.30% over the past six-months. In the United Kingdom, GlaxoSmithkline PLC, the Fund's third largest holding did not perform as well as our top two holdings. This global research-based developer and marketer of prescription and over-the-counter medicines declined 13.71% for the period in review.

(1) THE MSCI EUROPE 15 INDEX IS COMPRISED OF STOCKS TRADED IN THE DEVELOPED MARKETS OF EUROPE. THE INDEX TRIES TO CAPTURE AT LEAST 60% OF INVESTABLE CAPITALIZATION IN SAID MARKETS SUBJECT TO CONSTRAINTS GOVERNED BY INDUSTRY REPRESENTATION, MAXIMUM LIQUIDITY, MAXIMUM FLOAT, AND MINIMUM CROSS-OWNERSHIP (COMPANIES WITH EXPOSURE IN MULTIPLE COUNTRIES). THE INDEX IS CAPITALIZATION WEIGHTED. IT IS AN UNMANAGED INDEX THAT DOES NOT INCLUDE THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS OF COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS

NORTH EUROPE REGION
--------------------------------------------------------------------------------
REGION OUTLOOK

The Adviser expects the European markets to move upward over the next six- to twelve-month period. The European economy remains generally stronger than the American economy, and stands to benefit from an interest rate driven economic rebound in the United States. Further, the European Central Bank (ECB) has come under increasing pressure to cut interest rates at home. Concerns have been rising that European economic growth might be dampened by the slowing U.S. economy. At the same time, inflation in countries in the European Union remains tame, just above the ECB's target 2.0% rate. Given these conditions, European markets have been expecting the ECB to step in and lower rates since late in the first quarter of this year. Such a move would strengthen the case for the strong and sustained rally in the world equity markets that the Adviser anticipates this year.

FUND RETURNS*
--------------------------------------------------------------------------------
                           Total Annual Return          Average Total
                              for one-year              Annual Return
                              period ended             Since Inception
                             March 31, 2001          (February 18, 1997)
--------------------------------------------------------------------------------
ICON North Europe
  Region Fund                    -21.47%                    5.02%
--------------------------------------------------------------------------------

[SIDENOTE]
* The returns for the ICON North Europe Region Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. Shares may be worth more or less at redemption than at original purchase. International investing involves greater risk than U.S. investments due to political risks, economic uncertainties, and the risk of currency fluctuations. Past performance does not guarantee future results.

--------------------------------------------------------------------------------
NORTH EUROPE REGION

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)
Equities                                     98.5%
Top 10 Equity Holdings (% of Net Assets)     43.2%
Number of Stocks                             45
Cash & Cash Equivalents                      11.3%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
Novo-Nordisk A/S                              7.8%
Norsk Hydro A.S                               7.7%
Tomra Systems ASA                             4.2%
Glaxosmithkline                               4.1%
Orkla A                                       4.1%
DNB Holding ASA                               3.5%
Tele Danmark A/S (new)                        3.2%
Carlsberg - A SHS                             3.2%
Storebrand ASA                                2.7%
Elkem A/S                                     2.7%

--------------------------------------------------------------------------------
TOP COUNTRIES                              MARCH 31, 2001 (UNAUDITED)
Norway                                       35.0%
Sweden                                       27.6%
Denmark                                      23.7%
United Kingdom                               12.1%
Switzerland                                   0.1%

--------------------------------------------------------------------------------

NORTH EUROPE REGION
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
 MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS 98.5%
DENMARK 23.7%
     10,747     Carlsberg - A                                         $  457,887
         10     D S Svenborg - A(a)                                      102,965
         45     D/S 1912 B(a)                                            380,792
      9,294     Danisco A/S(a)                                           274,987
     16,230     Danske Bank A/S                                          257,390
      4,611     ISS A/S(a)                                               251,028
      5,541     Novo-Nordisk A/S - B                                   1,127,939
      5,541     Novozymes A/S-B Shares                                   113,450
     13,120     Tele Danmark A/S(a)                                      460,392
--------------------------------------------------------------------------------
Total Denmark                                                          3,426,830
NORWAY 35.0%
     17,069     Bergesen D Y
                ASA - A SHS(a)                                           288,571
    110,913     DNB Holding ASA(a)                                       504,089
     21,356     Elkem ASA(a)                                             393,871
      4,954     Hafslund ASA - A SHS                                      25,561
     54,136     Merkantildata ASA(a)                                     151,548
     27,161     Norsk Hydro ASA(a)                                     1,115,172
     22,564     Norske Skogindustrier-
                Rights(a)                                                317,067
     33,317     Orkla ASA(a)                                             587,037
     37,187     Petroleum Geo Services
                ASA(a)                                                   320,468
     32,030     Schibsted ASA(a)                                         358,659
     66,713     Storebrand ASA(a)                                        395,484
     39,264     Tomra Systems ASA(a)                                     612,079
--------------------------------------------------------------------------------
Total Norway                                                           5,069,606
SWEDEN 27.6%
      2,412     ABB Ltd                                                  175,065
      4,452     Astrazeneca PLC                                          211,825
     15,300     Atlas COPCO AS A SHS(a)                                  258,719
     20,800     Electrolux AB Ser B(a)                                   276,137
     48,270     Ericsson LM - B SHS                                      264,282
     23,500     Hennes And Mauritz
                AB-B SHS (a)                                             332,477
      4,700     Tele2 AB - B SHS(a)                                      145,744
     15,600     Sandvik AB(a)                                            285,712

COMMON STOCKS - CONTINUED
     14,100     Securitas AB SHS(a)                                  $   236,378
     23,700     Skandia Forsakrings AB                                   212,438
     31,000     Skandinaviska Enskilda
                Ban - A(a)                                               276,370
      9,400     Skanska A - B SHS(a)                                     337,943
     24,200     Foreningsparbanken AB(a)                                 273,201
     15,280     Svenska Handelsbanken-A
                SHS (a)                                                  219,883
        110     Syngenta AB(a)                                             5,490
     21,100     Volvo AB - B(a)                                          330,215
     44,000     Wm Data AB-B SHS(a)                                      157,760
--------------------------------------------------------------------------------
Total Sweden                                                           3,999,639
SWITZERLAND 0.1%
        157     Syngenta Ag - Registered(a)                                8,096
--------------------------------------------------------------------------------
Total Switzerland                                                          8,096
UNITED KINGDOM 12.1%
      6,342     Astrazeneca PLC                                          302,988
     31,290     BP Amoco PLC                                             258,933
     21,480     British Telecom PLC                                      155,763
     16,145     Cable & Wireless PLC                                     109,041
     23,007     Glaxosmithkline PLC                                      602,245
     32,468     Lloyds TSB Group PLC                                     319,230
--------------------------------------------------------------------------------
Total United Kingdom                                                   1,748,200
Total Common Stocks
                (Cost $15,476,249)                                    14,252,371
--------------------------------------------------------------------------------
Total Demand Deposit 11.3%
                4.00% Chase Bank Interest
                (Cost $1,633,092)                                      1,633,092
--------------------------------------------------------------------------------
Total Investments 109.8%
                (Cost $17,109,341)                                    15,885,463
--------------------------------------------------------------------------------
Liabilities less other Assets (9.8%)                                  (1,417,944)
--------------------------------------------------------------------------------
Net Assets 100%                                                      $14,467,519


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

SUMMARY OF INVESTMENTS BY INDUSTRY(1)

                                              % of Investments
Agricultural (Chemicals)                                 0.10%
Banks (Money Center)                                    11.07%
Beverages-Alcoholic                                      3.21%
Biotechnology                                            0.80%
Chemicals-Specialty                                      7.83%
Communications Equipment                                 1.86%
Computers Software/Services                              2.17%
Electric Companies                                       0.18%
Engineering & Construction                               2.37%
Financial (Diversified)                                  3.15%
Foods                                                    6.05%
Health Care Diversified                                 15.74%
Household Furnishings & App                              1.94%
Insurance-Property & Casualty                            4.27%
Machinery-Diversified                                    6.11%
Metal Fabricators                                        2.01%
Oil & Gas (Drilling & Equipment)                         2.25%
Oil (Int'l Integrated)                                   1.81%
Paper & Forest Products                                  2.23%
Publishing-Newspapers                                    2.52%
Retail Specialty-Apparel                                 2.33%
Services (Commercial/Consumer)                           1.66%
Services (Facilities/Environment)                        1.76%
Shipping                                                 5.42%
Steel                                                    2.76%
Telephone Long Distance                                  6.10%
Trucks & Parts                                           2.30%
--------------------------------------------------------------
Total                                                  100.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(1) AS OF THE DATE OF THIS REPORT, THE INDUSTRY CLASSIFICATIONS FOR FOREIGN SECURITIES ARE STILL CATEGORIZED BY S&P ACCORDING TO S&P'S PRIOR INDUSTRY CLASSIFICATION SYSTEM. THEREFORE, THEY DO NOT REFLECT THE SAME INDUSTRY CLASSIFICATIONS AS THE DOMESTIC EQUITY FUNDS.

                ICON FUNDS      MANAGEMENT DISCUSSION & ANALYSIS


ICON SOUTH EUROPE REGION FUND
--------------------------------------------------------------------------------
PERFORMANCE

The ICON South Europe Region Fund declined 6.02% in the six-month period ending March 31, 2001. This compares to a 14.51% decline the Morgan Stanley Capital International (MSCI) Europe 15 Index(1) (in U.S. dollars) during in the same period.

REGION REVIEW

Much like the United States, the European stock markets suffered significant declines over the past six months. Unlike, the U.S, however, there have been far fewer concerns about the health of the European economy even as their markets followed ours lower. In Europe, household savings are higher than in America, corporate debt is lower, and there has been no expectation of a recession in the foreseeable future. Nevertheless, the European markets, like ours, have tumbled.

There are two fundamental reasons that can provide some explanation for the decline in the European markets. First, sales for European companies are increasingly subject to American demand. As concerns of an impending recession have risen in the U.S. and our economy has slowed, European companies' American-based affiliates have been impacted. According to the U.S. Department of Commerce, income from these American-based affiliates fell 20% for the first three quarters of last year.

The second reason behind the decline in the European markets has been a growing global unease over the uncertainty surrounding world financial markets. The volatility of equities, particularly in the technology sector, has caused investors to become uneasy with their equity risk exposure. The huge sell-off in technology issues in the U.S. markets during the fourth quarter of last year has rippled across markets worldwide. The result has been widespread fear and negative sentiment about the future of world equity prices.

INVESTMENT STRATEGY AND ACTIVITY

Despite the overall decline in the European market, Spain has held up well compared to the other countries in South Europe. The IBEX 35 Index(2) gained 2.66% the first quarter of 2001 while the MSCI European Index lost 11.81%. In the first part of February the Adviser added Spain to Fund because it possessed relative strength and was under-valued based on the Adviser's quantitative valuation model. Spain comprised nearly 20% of the Fund as of March 30, 2001 making it the largest holding in the Fund. It is anticipated that Spain will continue perform well as European markets recover from their recent decline.

REGION OUTLOOK

The Adviser expects the European markets to move upward over the next six- to twelve-month period. The European economy remains generally stronger than the American economy, and stands to benefit from an interest rate driven economic rebound in the United States. Further, the European Central Bank (ECB) has come under increasing pressure to cut interest rates at home. Concerns have been rising that European economic growth might be dampened by the slowing U.S. economy. At the same time, inflation in countries in the European Union remains tame, just above the ECB's target 2.0% rate. Given these conditions, European markets have been expecting the ECB to step in and lower rates since late in the first quarter of this year. Such a move would strengthen the case for the strong and sustained rally in the world equity markets that the Adviser anticipates this year.

FUND RETURNS*
--------------------------------------------------------------------------------
                           Total Annual Return          Average Total
                              for one-year              Annual Return
                              period ended             Since Inception
                             March 31, 2001          (February 20, 1997)
--------------------------------------------------------------------------------
ICON South Europe
   Region Fund                   -8.63%                     5.89%
--------------------------------------------------------------------------------

[SIDENOTE]
* The returns for the ICON South Europe Region Fund are for the one year period ended March 31, 2001 and since inception of the Fund through March 31, 2001. The returns are total returns, and include the reinvestment of dividends and capital gains. Shares may be worth more or less at redemption than at original purchase. International investing involves greater risk than U.S. investments due to political risks, economic uncertainties, and the risk of currency fluctuations. Past performance does not guarantee future results.

(1) THE MSCI EUROPE 15 INDEX IS COMPRISED OF STOCKS TRADED IN THE DEVELOPED MARKETS OF EUROPE. THE INDEX TRIES TO CAPTURE AT LEAST 60% OF INVESTABLE CAPITALIZATION IN SAID MARKETS SUBJECT TO CONSTRAINTS GOVERNED BY INDUSTRY REPRESENTATION, MAXIMUM LIQUIDITY, MAXIMUM FLOAT, AND MINIMUM CROSS-OWNERSHIP (COMPANIES WITH EXPOSURE IN MULTIPLE COUNTRIES). THE INDEX IS CAPITALIZATION WEIGHTED. IT IS AN UNMANAGED INDEX THAT DOES NOT INCLUDE THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS OF COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE IBEX 35 INDEX, FORMERLY THE FIEX 35, IS A CAPITALIZATION-WEIGHTED INDEX OF THE 35 MOST LIQUID SPANISH STOCKS TRADED ON THE CONTINUOUS MARKETS
     (SIBE). IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS. IT DOES NOT REFLECT DEDUCTIONS OF COMMISSIONS, MANAGEMENT FEES, AND EXPENSES.

SOUTH EUROPE REGION

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          MARCH 31, 2001 (UNAUDITED)

Equities                                     93.5%
Top 10 Equity Holdings (% of Net Assets)     27.9%
Number of Stocks                             64
Cash & Cash Equivalents                       0  %

-------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     MARCH 31, 2001 (UNAUDITED)
ACS, Actividades Cons Y Serv                  3.4%
UBS AG Registered                             3.2%
Zardoya Otis SA                               3.1%
Enispa                                        3.1%
Aguas De Barcelona                            3.1%
Novartis AG Reg SHS                           2.5%
Nestle SA Registered                          2.5%
Telepizza                                     2.5%
Roche Holding Genuss                          2.4%
Iberdrola SA                                  2.1%

--------------------------------------------------------------------------------
TOP COUNTRIES                              MARCH 31, 2001 (UNAUDITED)
Spain                                        23.1%
Switzerland                                  21.0%
Italy                                        18.3%
Austria                                      17.7%
Portugal                                     13.3%

---------------------------------------------------------------------------------------------------------------------------

SOUTH EUROPE REGION
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

Shares or Principal Amount                                          Market Value
COMMON STOCKS   93.4%
AUSTRIA 17.7%
     2,200      Austria Tabakwerke AG(a)                             $   132,813
     4,900      Austrian Airlines/Oest
                Luftv(a)                                                  55,662
     1,600      Bayerische Hypo-und
                Vereinsb(a)                                               86,139
     1,300      Bbag Oest(a)                                              48,957
     2,600      Bohler-Uddeholm(a)                                        96,351
     1,700      Best Water Tech(a)                                        63,119
    58,500      Corticeira Amorim SA(a)                                   52,749
     2,600      Flughafen Wien AG(a)                                      87,111
       500      Generali Holding Vienna AG(a)                             88,402
     2,000      Mayr Melnhof Karton AG(a)                                 89,798
       600      Oest Elektrizatswirts                                     65,983
     1,200      Omv AG(a)                                                 94,413
     4,100      Rhi AG(a)                                                 79,340
     1,100      VA-Technologie AG(a)                                      41,279
     4,100      Wienerberger Baustoffindustr(a)                           83,000
--------------------------------------------------------------------------------
Total Austria                                                          1,165,116
ITALY 18.3%
     2,676      Assicurazioni General(a)                                  84,690
    17,095      Banca Intesa SPA(a)                                       65,588
     6,189      Banca Popolare Di Milano(a)                               29,216
    21,478      Benetton Group S.P.A.(a)                                  33,512
     4,647      Edison SPA(a)                                             42,847
    39,289      Enispa(a)                                                257,018
     4,769      Fiat SPA(a)                                              101,392
    24,065      INA - Istitut Naz Assicur(a)                              63,822
     7,417      Mediobanca-Banca SP(a)                                    68,256
    34,061      Parmalat Finanziaria SPA(a)                               48,177
    16,049      Pirelli SPA(a)                                            53,062
     5,400      Ras SPA(a)                                                66,354
     5,239      San Paolo-IMI SPA(a)                                      70,824
     7,907      TIM - SPA RNC(a)                                          79,685
    32,440      Unicredito Italiano SPA(a)                               140,518
--------------------------------------------------------------------------------
Total Italy                                                            1,204,961
PORTUGAL 13.3%
     8,300      Portugal Telecom SA - Reg(a)                              71,172
     5,300      Banco Espirito Santo - Reg(a)                             78,713
    11,300      Banco Comercial
                Portugues - R(a)                                          51,545
    25,300      Bpi Sgps S.A. Reg Shares(a)                               74,030
    10,500      Brisa Auto-Estradas-Priv(a)                               98,113
     2,600      Cimpor Cimentos De Portugal(a)                            80,446
    17,800      Cin Corp Industrial Do Norte(a)                           53,501
    18,800      Electricidade De Portugal SA(a)                           49,859
    15,000      Efacec Capital Sgps SA(a)                                 69,616
    10,000      Investimentos Partcip Gesta(a)                            49,151
     6,100      Jeronimo Martins(a)                                       43,679
    73,500      Portucel Empresa Produtore(a)                             79,920
    22,200      Soaares Da Costa(a)                                       34,344
    39,200      Sonae Sgps, SA(a)                                         38,811
--------------------------------------------------------------------------------
Total Portugal                                                           872,900
COMMON STOCKS - CONTINUED
SPAIN 23.1%
     10,200     Acs, Actividades
                Cons Y Serv(a)                                        $  279,526
    18,400      Aguas De Barcelona(a)                                    256,188
     8,200      Fomento De Construc Y
                Contra(a)                                                166,726
    12,500      Iberdrola SA(a)                                          177,687
     9,900      Repsol Ypf S.A.(a)                                       175,648
    86,800      Telepizza(a)                                             203,342
    27,400      Zardoya Otis S                                           257,480
--------------------------------------------------------------------------------
Total Spain                                                            1,516,597
SWITZERLAND 21.0%
       102      Adecco SA - Reg(a)                                        53,659
        85      Alusuisse Group AG                                        48,853
       359      Credit Suisse Group - Reg(a)                              63,543
        27      Givaudan - Reg(a)                                          6,852
       100      Nestle Sa Registered(a)                                  209,560
       134      Novartis AG Reg Shs                                      210,316
        27      Roche Holding Genuss(a)                                  195,539
       308      Sairgroup - Reg(a)                                        31,674
        75      Sulzer AG(a)                                              48,537
        45      Swiss Re - Reg(a)                                         90,991
       330      The Swatch Group AG - Reg(a)                              71,889
     1,848      UBS AG Registered                                        267,135
       241      Zurich Financial Services(a)                              79,588
--------------------------------------------------------------------------------
Total Switzerland                                                      1,378,136
Total Common Stocks 93.4%
                (Cost $6,502,694)                                      6,137,710
--------------------------------------------------------------------------------
Other Assets less Liabilities 6.6%                                       429,808
--------------------------------------------------------------------------------
Net Assets      100%                                                  $6,567,518

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
MARCH 31, 2001
(UNAUDITED)

SUMMARY OF INVESTMENTS BY INDUSTRY(1)

                                              % of Investments
Air Freight                                              1.42%
Airlines                                                 1.42%
Automobiles                                              1.65%
Banks (Money Center)                                    16.22%
Beverages-Alcoholic                                      0.80%
Building Materials Group                                 2.65%
Chemicals-Diversified                                    0.87%
Construction                                             1.31%
Consumer (Jewelry/Novelties)                             1.17%
Containers/Packaging (Paper)                             1.46%
Distributors (Food & Health)                             3.19%
Electric Companies                                       5.48%
Electrical Equipment                                     1.13%
Engineering & Construction                              10.10%
Financial (Diversified)                                  1.30%
Foods                                                    4.20%
Health Care Diversified                                  3.43%
Insurance (Life/Health)                                  3.96%
Insurance (Multi-Line)                                   1.08%
Insurance-Property & Casualty                            2.18%
Machinery-Diversified                                    5.22%
Manufacturing (Diversified)                              0.79%
Metals Mining                                            0.86%
Oil (Int'l Integrated)                                   8.59%
Paper & Forest Products                                  2.96%
Personal Products                                        0.11%
Restaurants                                              3.31%
Retail Stores-Food Chains                                1.34%
Services (Commercial/Consumer)                           2.16%
Services (Employment)                                    0.87%
Steel                                                    1.57%
Telephone                                                2.46%
Textiles (Apparel)                                       0.55%
Water Utilities                                          4.19%
--------------------------------------------------------------
Total                                                  100.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(1) AS OF THE DATE OF THIS REPORT, THE INDUSTRY CLASSIFICATIONS FOR FOREIGN SECURITIES ARE STILL CATEGORIZED BY S&P ACCORDING TO S&P'S PRIOR INDUSTRY CLASSIFICATION SYSTEM. THEREFORE, THEY DO NOT REFLECT THE SAME INDUSTRY CLASSIFICATIONS AS THE DOMESTIC EQUITY FUNDS.

                  This page has been intentionally left blank.

            ICON FUNDS      STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
                                               ICON          ICON CONSUMER       ICON ENERGY    ICON FINANCIAL   ICON HEALTHCARE
                                          MATERIALS FUND   DISCRETIONARY FUND       FUND             FUND              FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                      $    25,972,158    $    81,876,237    $    45,876,623  $    31,769,138  $    16,393,388
                                         ---------------------------------------------------------------------------------------
Investments at value                          26,672,771         82,245,702         50,699,157       33,479,308       17,310,652
Cash
Receivables:
   Fund shares sold                               50,098            313,414            399,326          202,495          227,413
   Investments sold                              221,877                  -                  -                -                -
   Interest                                        3,374              9,133              9,492            4,138            2,503
   Dividends                                      34,627             25,434             31,232           51,092            9,854
Deferred organizational costs                      5,253              5,253                  -            5,253            4,395
Other                                                  -                  -                  -                -                -
                                         ---------------------------------------------------------------------------------------
   Total Assets                               26,988,000         82,598,936         51,139,207       33,742,286       17,554,817
Liabilities
Payables:
   Due to Custodian bank                               -                  -                  -                -                -
   Fund shares redeemed                           25,136             58,000          4,105,529          295,963           12,899
   Investments bought                            528,216          1,180,919                  -                -                -
   Advisory fee                                   22,953             71,095             43,268           34,679           15,636
   Fund accounting, custodial and
   transfer agent fees                             6,127             21,455             12,316           10,423            4,633
   Administration fee                              1,148              3,555              2.163            1,734              782
   Distributions due to shareholders                   -                  -                  -                -                -
   Accrued expenses                               20,381             28,125             25,593           37,528           26,027
                                         ---------------------------------------------------------------------------------------
   Total Liabilites                              603,961          1,363,149          4,188,869          380,327           59,977
Net Assets                               $    26,384,039    $    81,235,787    $    46,950,338  $    33,361,959  $    17,494,840
   Shares outstanding (unlimited shares
   authorized, no par value)                   4,589,169          8,522,676          3,460,843        2,783,842        1,500,467
Net Asset Value (Offering price and
   redemption price per share)                     $5.75              $9.53             $13.57           $11.98           $11.66

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                          ICON LEISURE
                                          AND CONSUMER     ICON INFORMATION    ICON TELECOMM &  ICON INDUSTRIALS   ICON SHORT-TERM
                                          STAPLES FUND      TECHNOLOGY FUND    UTILITIES FUND         FUND        FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                      $    30,101,865    $   115,297,349    $    13,508,274  $    51,996,914     $     5,607,082
                                         ------------------------------------------------------------------------------------------
Investments at value                          32,780,313         99,551,336         12,381,035       52,374,076           5,609,217
Cash                                                                                                                            991
Receivables:
   Fund shares sold                              141,689            546,444             68,894          184,610             281,517
   Investments sold                                    -                  -                  -                -                   -
   Interest                                        4,569              5,491              2,757            8,684               2,775
   Dividends                                       6,470             53,332             23,608           53,076                   -
Deferred organizational costs                      5,253              4,395              5,253            5,253               4,395
Other                                                  -                  -                                 338                   -
                                         ------------------------------------------------------------------------------------------
   Total Assets                               32,938,294        100,160,998         12,481,547       52,626,037           5,898,895
Liabilities
Payables:
   Due to Custodian bank                               -                  -                  -                -                   -
   Fund shares redeemed                          276,178            483,463              8,145           22,769             868,252
   Investments bought                                  -                  -                  -                -                   -
   Advisory fee                                   28,598             87,366             10,510           44,318               2,372
   Fund accounting, custodial and
   transfer agent fees                             8,601             26,893              2,893           13,605                 879
   Administration fee                              1,430              4,368                526            2,216                 182
   Distributions due to shareholders                   -                  -                  -                -               7,983
   Accrued expenses                               24,418             38,015             16,281           26,493              13,909
                                         ------------------------------------------------------------------------------------------
   Total Liabilites                              339,225            640,105             38,355          109,401             893,577
Net Assets                               $    32,599,069    $    99,520,893    $    12,443,192  $    52,516,636     $     5,005,318
   Shares outstanding (unlimited shares
   authorized, no par value)                   3,361,384         10,178,202          1,927,252        5,851,789             547,111
Net Asset Value (Offering price and
   redemption price per share)                     $9.70              $9.78              $6.46            $8.97               $9.15

------------------------------------------------------------------------------------------
                                            ICON ASIA      ICON N. EUROPE   ICON S. EUROPE
                                           REGION FUND      REGION FUND       REGION FUND
------------------------------------------------------------------------------------------
ASSETS
Investments at cost                      $    17,231,054  $    17,109,341  $     6,502,694
                                         -------------------------------------------------
Investments at value                          17,824,363       15,885,463        6,137,710
Cash                                                   -                -                -
Receivables:
   Fund shares sold                            1,812,295          850,709              806
   Investments sold                                    -                -        1,203,563
   Interest                                       13,748            6,745                -
   Dividends                                      25,312           42,108           45,903
Deferred organizational costs                      4,395            4,395            4,395
Other                                                  -
                                         -------------------------------------------------
   Total Assets                               19,680,113       16,789,420        7,392,377
Liabilities
Payables:
   Due to Custodian bank                         366,841          686,328          794,653
   Fund shares redeemed                        3,587,095        1,577,437                -
   Investments bought                                  -                -                -
   Advisory fee                                   15,053           14,423            6,171
   Fund accounting, custodial and
   transfer agent fees                            14,891           19,692            5,054
   Administration fee                                753              721              309
   Distributions due to shareholders                   -                -                -
   Accrued expenses                               26,198           23,300           18,672
                                         -------------------------------------------------
   Total Liabilites                            4,010,831        2,321,901          824,859
Net Assets                               $    15,669,282  $    14,467,519  $     6,567,518
   Shares outstanding (unlimited shares
   authorized, no par value)                   1,739,226        1,677,675          689,024
Net Asset Value (Offering price and
   redemption price per share)                     $9.01            $8.62            $9.53

                ICON FUNDS      STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
                                               ICON          ICON CONSUMER       ICON ENERGY    ICON FINANCIAL   ICON HEALTHCARE
                                          MATERIALS FUND   DISCRETIONARY FUND       FUND             FUND              FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                $        56,566   $       140,067   $       112,099  $       170,221   $        78,520
  Dividends                                       152,568           195,956           411,072          652,071            38,794
  Foreign taxes withheld                             (754)                -                 -                -                 -
                                          --------------------------------------------------------------------------------------
Total investment income                           208,380           336,023           523,171          822,292           117,314
Expenses:
  Advisory fees                                    96,451           222,594           211,616          367,899           218,492
  Fund accounting, custodial and
  transfer agent fees                              15,812            38,636            33,413           56,642            33,498
  Administration fees                               4,820            11,134            10,577           18,387            10,920
  Audit fees                                        3,690             8,828             7,185           11,771             7,268
  Registration fees                                10,708             8,457            10,042           15,710            14,087
  Legal fees                                        1,286             2,649             2,985            5,962             3,817
  Insurance expense                                   496             1,232             1,047            1,722             1,010
  Amortization of deferred
  organizational expenses                           1,855             1,855                 -            1,855             1,855
  Trustee fees and expenses                           942             2,257             1,548            2,751             1,359
  Shareholder reports                               5,449            11,480             8,093           13,591            10,125
  Other expenses                                    9,931            12,764            12,557           17,302            12,401
                                          --------------------------------------------------------------------------------------
  Total expenses                                  151,440           321,886           299,063          513,592           314,832
                                          --------------------------------------------------------------------------------------
  Net Investment income/(loss)                     56,940            14,137           224,108          308,700          (197,518)
                                          --------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)
on  investments:
Net realized gain/(loss) from
investment transactions                        (2,419,548)       (8,029,262)        2,336,864       22,658,799         6,296,099
Net realized gain/(loss) from foreign
currency translations                                   -                 -                 -                -                 -
Change in net unrealized appreciation or
depreciation on securities and foreign
currency translations                           1,359,122         4,813,844           110,147      (16,343,457)       (4,971,589)
Net realized and unrealized gain/(loss)
on investments                                 (1,060,426)       (3,215,418)        2,447,011        6,315,342         1,324,510
                                          --------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
resulting from operations                 $    (1,003,486)  $    (3,201,281)  $     2,671,119  $     6,624,042   $     1,126,992


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                          ICON LEISURE
                                          AND CONSUMER     ICON INFORMATION    ICON TELECOMM &  ICON INDUSTRIALS   ICON SHORT-TERM
                                          STAPLES FUND      TECHNOLOGY FUND    UTILITIES FUND         FUND        FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                $        67,956   $       132,309   $        33,517   $        69,591   $       143,170
  Dividends                                       150,331           136,857           151,228           158,360                 -
  Foreign taxes withheld                                -                 -                 -                 -                 -
                                          ---------------------------------------------------------------------------------------
Total investment income                           218,287           269,166           184,745           227,951           143,170
Expenses:
  Advisory fees                                   205,323           333,214            59,206           208,125            15,836
  Fund accounting, custodial and
  transfer agent fees                              31,282            57,544             9,430            34,291             4,382
  Administration fees                              10,261            16,743             2,959            10,402             1,218
  Audit fees                                        6,408            12,646             1,990             7,155               898
  Registration fees                                 9,970            13,396             7,875             9,358             7,206
  Legal fees                                        3,173             4,189               902             2,905               374
  Insurance expense                                   961             1,807               291             1,068               123
  Amortization of deferred
  organizational expenses                           1,855             1,855             1,855             1,855             1,855
  Trustee fees and expenses                           904             3,386               420             1,646               178
  Shareholder reports                               6,859            15,586             2,288             7,604             1,295
  Other expenses                                   10,278            15,273             8,728            12,133             9,020
                                          ---------------------------------------------------------------------------------------
  Total expenses                                  287,274           475,639            95,944           296,542            42,385
                                          ---------------------------------------------------------------------------------------
  Net Investment income/(loss)                    (68,987)         (206,473)           88,801           (68,591)          100,785
                                          ---------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)
on  investments:
Net realized gain/(loss) from
investment transactions                         1,057,932           831,856          (331,637)       (2,829,858)            1,406
Net realized gain/(loss) from foreign
currency translations                                   -                 -                 -                 -                 -
Change in net unrealized appreciation or
depreciation on securities and foreign
currency translations                           2,766,183       (18,773,389)       (1,949,925)          333,060            10,371
Net realized and unrealized gain/(loss)
on investments                                  3,824,115       (17,941,533)       (2,281,562)       (2,496,798)           11,777
                                          ---------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
resulting from operations                 $     3,755,128   $   (18,148,006)  $    (2,192,761)  $    (2,565,389)  $       112,562

---------------------------------------------------------------------------------------------
                                              ICON ASIA      ICON N. EUROPE   ICON S. EUROPE
                                             REGION FUND      REGION FUND       REGION FUND
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                $       158,607   $       159,276   $        20,286
  Dividends                                       129,099            59,508            20,819
  Foreign taxes withheld                          (19,366)           (8,184)           (3,279)
                                          ---------------------------------------------------
Total investment income                           268,340           210,600            37,826
Expenses:
  Advisory fees                                   103,432           105,541            38,284
  Fund accounting, custodial and
  transfer agent fees                              25,890            26,406             9,798
  Administration fees                               5,169             5,275             1,913
  Audit fees                                        3,722             3,066             1,319
  Registration fees                                19,487            13,514             8,690
  Legal fees                                        1,419             1,652               576
  Insurance expense                                   482               496               183
  Amortization of deferred
  organizational expenses                           1,855             1,855             1,855
  Trustee fees and expenses                           913             1,294               338
  Shareholder reports                               6,775             2,202             1,752
  Other expenses                                   13,855            14,233            12,320
                                          ---------------------------------------------------
  Total expenses                                  182,999           175,534            77,028
                                          ---------------------------------------------------
  Net Investment income/(loss)                     85,341            35,066           (39,202)
                                          ---------------------------------------------------
Net realized and unrealized gain/(loss)
on  investments:
Net realized gain/(loss) from
investment transactions                          (515,784)        1,699,350             7,970
Net realized gain/(loss) from foreign
currency translations                             (39,177)          (15,479)            5,104
Change in net unrealized appreciation or
depreciation on securities and foreign
currency translations                          (1,762,504)       (4,760,417)         (370,607)
Net realized and unrealized gain/(loss)
on investments                                 (2,317,465)       (3,076,546)         (357,533)
                                          ---------------------------------------------------
Net increase/(decrease) in net assets
resulting from operations                 $    (2,232,124)  $    (3,041,480)  $      (396,735)

ICON FUNDS     STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------------------------
                                                                     ICON MATERIALS                     ICON CONSUMER
                                                                          FUND                        DISCRETIONARY FUND
                                                           SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                                MARCH 31,     YEAR ENDED          MARCH 31,        YEAR ENDED
                                                                  2001        SEPTEMBER 30,         2001          SEPTEMBER 30,
                                                              (UNAUDITED)         2000           (UNAUDITED)          2000
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                               $        56,940   $        98,635   $        14,137   $      (123,474)
Net realized gain/(loss) from investment
   transactions                                                 (2,419,548)       (1,665,564)       (8,029,262)        1,794,269
Net realized gain/(loss) from foreign
   currency translations                                                 -                 -                 -                 -
Changes in unrealized net appreciation
   (depreciation) on securities and
   foreign currency translations                                 1,359,122          (932,635)        4,813,844        (3,884,307)
                                                           ---------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                                    (1,003,486)       (2,499,564)       (3,201,281)       (2,213,512)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                             (127,725)                -                 -                 -
Net capital gains                                                        -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Net decrease from dividends and distributions                     (127,725)                -                 -                 -
FUND SHARE TRANSACTIONS:
Shares sold                                                     23,841,079         8,995,684        76,024,082        43,302,798
Reinvested dividends and distributions                             127,238                 -                 -                 -
Shares repurchased                                             (14,615,124)      (14,707,362)      (32,481,201)      (54,546,315)
                                                           ---------------------------------------------------------------------
Net increase (decrease) from fund share transactions             9,353,193        (5,711,678)       43,542,881       (11,243,517)
                                                           ---------------------------------------------------------------------
Total net increase (decrease) in net assets                      8,221,982        (8,211,242)       40,341,600       (13,457,029)
                                                           ---------------------------------------------------------------------
NET ASSETS:
Beginning of period                                             18,162,057        26,373,299        40,894,187        54,351,216
                                                           ---------------------------------------------------------------------
End of period                                              $    26,384,039   $    18,162,057   $    81,235,787   $    40,894,187
                                                           ---------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                            $    41,703,624   $    32,350,431   $    93,581,149   $    50,038,268
Accumulated undistributed net investment
   income/(loss)                                                    29,400           100,185            14,137                 -
Accumulated undistributed net realized
   gain/(loss) from investments                                (16,049,598)      (13,630,050)      (12,728,964)       (4,699,702)
Accumulated net realized gain/(loss) from
   foreign currency translations                                         -                 -                 -                 -
Unrealized appreciation/(depreciation) on
   securities and foreign currency translations                    700,613          (658,509)          369,465        (4,444,379)
                                                           ---------------------------------------------------------------------
Net Assets                                                 $    26,384,039   $    18,162,057   $    81,235,787   $    40,894,187
                                                           ---------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                      4,122,703         1,246,524         7,789,020         4,376,766
Reinvested dividends and distributions                              22,052                 -                 -                 -
Shares repurchased                                              (2,354,897)       (2,053,403)       (3,695,767)       (5,565,473)
                                                           ---------------------------------------------------------------------
Net increase/(decrease)                                          1,789,858          (806,879)        4,093,253        (1,188,707)
                                                           ---------------------------------------------------------------------
Shares outstanding beginning of period                           2,799,311         3,606,190         4,429,423         5,618,130
                                                           ---------------------------------------------------------------------
Shares outstanding end of period                                 4,589,169         2,799,311         8,522,676         4,429,423
PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchase of securities                                     $    19,131,421   $    20,135,908   $    77,827,051   $    39,244,678
Proceeds from sales of securities                               10,439,093        26,015,983        35,102,724        49,781,169
Purchases of long-term US government securities                          -                 -                 -                 -
Proceeds from sales of long-term US government securities                -                 -                 -                 -

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
                                                                      ICON ENERGY                       ICON FINANCIAL
                                                                          FUND                               FUND
                                                          SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                              MARCH 31,        YEAR ENDED         MARCH 31,        YEAR ENDED
                                                                2001          SEPTEMBER 30,         2001          SEPTEMBER 30,
                                                             (UNAUDITED)          2000           (UNAUDITED)          2000
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                               $       224,108   $       128,173   $       308,700   $       498,306
Net realized gain/(loss) from investment
   transactions                                                  2,336,864         6,142,739        22,658,799         1,730,028
Net realized gain/(loss) from foreign
   currency translations                                                 -                 -                 -                 -
Changes in unrealized net appreciation
   (depreciation) on securities and
   foreign currency translations                                   110,147         6,135,022       (16,343,457)       18,812,500
                                                           ---------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                                     2,671,119        12,405,934         6,624,042        21,040,834
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                             (238,400)                -          (767,696)                -
Net capital gains                                               (3,011,768)                -        (8,480,044)          (73,563)
                                                           ---------------------------------------------------------------------
Net decrease from dividends and distributions                   (3,250,168)                -        (9,247,740)          (73,563)
FUND SHARE TRANSACTIONS:
Shares sold                                                     71,042,637        96,841,998        82,508,660       103,923,199
Reinvested dividends and distributions                           3,147,882                           9,225,881            73,421
Shares repurchased                                             (70,955,097)      (84,183,652)     (156,152,670)      (30,043,325)
                                                           ---------------------------------------------------------------------
Net increase (decrease) from fund share transactions             3,235,422        12,658,346       (64,418,129)       73,953,295
                                                           ---------------------------------------------------------------------
Total net increase (decrease) in net assets                      2,656,373        25,064,280       (67,041,827)       94,920,566
NET ASSETS:
Beginning of period                                             44,293,965        19,229,685       100,403,786         5,483,220
                                                           ---------------------------------------------------------------------
End of period                                              $    46,950,338   $    44,293,965   $    33,361,959   $   100,403,786
                                                           ---------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                            $    42,334,018   $    39,098,596   $    15,716,823   $    80,134,952
Accumulated undistributed net investment
   income/(loss)                                                    29,315            43,607            39,310           498,306
Accumulated undistributed net realized
   gain/(loss) from investments                                   (235,529)          439,375        15,895,656         1,716,901
Accumulated net realized gain/(loss) from
   foreign currency translations                                         -                 -                 -                 -
Unrealized appreciation/(depreciation) on
   securities and foreign currency translations                  4,822,534         4,712,387         1,710,170        18,053,627
                                                           ---------------------------------------------------------------------
Net Assets                                                 $    46,950,338   $    44,293,965   $    33,361,959   $   100,403,786
                                                           ---------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                      5,205,866         8,901,135         6,578,673        10,478,638
Reinvested dividends and distributions                             239,383                 -           759,957             8,068
Shares repurchased                                              (5,342,015)       (7,953,240)      (12,744,722)       (2,906,898)
                                                           ---------------------------------------------------------------------
Net increase/(decrease)                                            103,234           947,895        (5,406,092)        7,579,808
                                                           ---------------------------------------------------------------------
Shares outstanding beginning of period                           3,357,609         2,409,714         8,189,934           610,126
                                                           ---------------------------------------------------------------------
Shares outstanding end of period                                 3,460,843         3,357,609         2,783,842         8,189,934
PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchase of securities                                     $    20,150,069   $    41,598,808   $    59,318,447   $    84,541,889
Proceeds from sales of securities                               27,522,096        34,034,978       131,663,699        12,569,046
Purchases of long-term US government securities                          -                 -                 -                 -
Proceeds from sales of long-term US government securities                -                 -                 -                 -

--------------------------------------------------------------------------------------------------------------------------------
                                                                    ICON HEALTHCARE               ICON LEISURE AND CONSUMER
                                                                          FUND                          STAPLES FUND
                                                           SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                               MARCH 31,        YEAR ENDED         MARCH 31,       YEAR ENDED
                                                                 2001          SEPTEMBER 30,        2001          SEPTEMBER 30,
                                                              (UNAUDITED)          2000          (UNAUDITED)          2000

--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                               $      (197,518)  $      (286,220)  $       (68,987)  $        24,113
Net realized gain/(loss) from investment
   transactions                                                  6,296,099         5,542,059         1,057,932        (2,717,805)
Net realized gain/(loss) from foreign
   currency translations                                                 -                 -                 -                 -
Changes in unrealized net appreciation
   (depreciation) on securities and
   foreign currency translations                                (4,971,589)        8,598,231         2,766,183           754,357
                                                           ---------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                                     1,126,992        13,854,070         3,755,128        (1,939,335)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                    -                 -           (40,402)
Net capital gains                                               (4,153,215)         (944,909)         (147,904)       (7,685,699)
                                                           ---------------------------------------------------------------------
Net decrease from dividends and distributions                   (4,153,215)         (944,909)         (188,306)       (7,685,699)
FUND SHARE TRANSACTIONS:
Shares sold                                                     34,357,388        55,219,048        63,160,507         8,606,573
Reinvested dividends and distributions                           4,141,696           944,048           188,293         7,680,059
Shares repurchased                                             (67,043,669)      (44,556,218)      (42,081,900)      (30,455,733)
                                                           ---------------------------------------------------------------------
Net increase (decrease) from fund share transactions           (28,544,585)       11,606,878        21,266,900       (14,169,101)
                                                           ---------------------------------------------------------------------
Total net increase (decrease) in net assets                    (31,570,808)       24,516,039        24,833,722       (23,794,135)
NET ASSETS:
Beginning of period                                             49,065,648        24,549,609         7,765,347        31,559,482
                                                           ---------------------------------------------------------------------
End of period                                              $    17,494,840   $    49,065,648   $    32,599,069   $     7,765,347
                                                           ---------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                            $    11,400,722   $    39,945,307   $    32,132,331   $    10,865,431
Accumulated undistributed net investment
   income/(loss)                                                  (197,518)                -           (69,076)           40,313
Accumulated undistributed net realized
   gain/(loss) from investments                                  5,374,372         3,231,488        (2,142,634)       (3,052,662)
Accumulated net realized gain/(loss) from
   foreign currency translations                                         -                 -
Unrealized appreciation/(depreciation) on
   securities and foreign currency translations                    917,264         5,888,853         2,678,448           (87,735)
                                                           ---------------------------------------------------------------------
Net Assets                                                 $    17,494,840   $    49,065,648   $    32,599,069   $     7,765,347
                                                           ---------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                      2,891,083         5,304,258         6,931,440           994,840
Reinvested dividends and distributions                             356,122           117,419            20,783           932,046
Shares repurchased                                              (5,859,524)       (4,385,545)       (4,431,078)       (3,705,814)
                                                           ---------------------------------------------------------------------
Net increase/(decrease)                                         (2,612,319)        1,036,132         2,521,145        (1,778,928)
                                                           ---------------------------------------------------------------------
Shares outstanding beginning of period                           4,112,786         3,076,654           840,239         2,619,167
                                                           ---------------------------------------------------------------------
Shares outstanding end of period                                 1,500,467         4,112,786         3,361,384           840,239
PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchase of securities                                     $    27,518,790   $    50,238,080   $    62,422,814   $     4,075,905
Proceeds from sales of securities                               58,797,764        39,865,146        41,475,759        25,270,306
Purchases of long-term US government securities                          -                 -                 -                 -
Proceeds from sales of long-term US government securities                -                 -                 -                 -

ICON FUNDS      STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------
                                                               ICON INFORMATION                   ICON TELECOMM &
                                                                TECHNOLOGY FUND                   UTILITIES FUND
                                                      SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                          MARCH 31,        YEAR ENDED        MARCH 31,        YEAR ENDED
                                                            2001          SEPTEMBER 30,        2001          SEPTEMBER 30,
                                                         (UNAUDITED)          2000          (UNAUDITED)          2000
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                          $      (206,473)  $      (129,144)  $        88,801   $       175,505
Net realized gain/(loss) from investment
   transactions                                               831,856        47,054,817          (331,637)          633,828
Net realized gain/(loss) from foreign
   currency translations                                            -                 -                 -                 -
Changes in unrealized net appreciation
   (depreciation) on securities and
   foreign currency translations                          (18,773,389)      (15,299,385)       (1,949,925)          205,726
                                                      ---------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                              (18,148,006)       31,626,288        (2,192,761)        1,015,059
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               -                 -          (175,525)         (113,833)
Net capital gains                                         (15,547,161)      (17,000,001)         (621,559)       (2,034,095)
                                                      ---------------------------------------------------------------------
Net decrease from dividends and distributions             (15,547,161)      (17,000,001)         (797,084)       (2,147,928)
FUND SHARE TRANSACTIONS:
Shares sold                                               127,616,285        83,123,537         8,371,515         4,842,207
Reinvested dividends and distributions                     15,213,136        16,939,054           795,506         2,145,471
Shares repurchased                                        (56,302,269)     (123,125,589)       (2,353,027)       (4,364,870)
                                                      ---------------------------------------------------------------------
Net increase (decrease) from fund share transactions       86,527,152       (23,062,998)        6,813,994         2,622,808
                                                      ---------------------------------------------------------------------
Total net increase (decrease) in net assets                52,831,985        (8,436,711)        3,824,149         1,489,939
NET ASSETS:
Beginning of period                                        46,688,908        55,125,619         8,619,043         7,129,104
                                                      ---------------------------------------------------------------------
End of period                                         $    99,520,893   $    46,688,908   $    12,443,192   $     8,619,043
                                                      ---------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                       $   114,641,498   $    28,114,346   $    13,821,404   $     7,007,410
Accumulated undistributed net investment
   income/(loss)                                             (206,473)                -            88,781           175,505
Accumulated undistributed net realized
   gain/(loss) from investments                               831,881        15,547,186          (339,754)          613,442
Accumulated net realized gain/(loss) from
   foreign currency translations                                    -                 -                 -                 -
Unrealized appreciation/(depreciation) on
   securities and foreign currency translations           (15,746,013)        3,027,376        (1,127,239)          822,686
                                                      ---------------------------------------------------------------------
Net Assets                                            $    99,520,893   $    46,688,908   $    12,443,192   $     8,619,043
                                                      ---------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                 9,952,165         3,754,990         1,070,428           629,049
Reinvested dividends and distributions                      1,347,488           965,188           105,505           290,321
Shares repurchased                                         (3,231,144)       (5,512,371)         (308,772)         (569,560)
                                                      ---------------------------------------------------------------------
Net increase/(decrease)                                     8,068,509          (792,193)          867,161           349,810
                                                      ---------------------------------------------------------------------
Shares outstanding beginning of period                      2,109,693         2,901,886         1,060,091           710,281
                                                      ---------------------------------------------------------------------
Shares outstanding end of period                           10,178,202         2,109,693         1,927,252         1,060,091
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchase of securities                                $   107,810,934   $    67,131,262   $    10,347,481   $     3,113,908
Proceeds from sales of securities                          31,627,371       111,776,639         4,535,254         2,619,859
Purchases of long-term US government securities                     -                 -                 -                 -
Proceeds from sales of long-term
   US government securities                                         -                 -                 -                 -

---------------------------------------------------------------------------------------
                                                               ICON INDUSTRIALS
                                                                     FUND
                                                      SIX MONTHS ENDED
                                                          MARCH 31,        YEAR ENDED
                                                            2001          SEPTEMBER 30,
                                                         (UNAUDITED)          2000
---------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                          $       (68,591)  $        72,958
Net realized gain/(loss) from investment
   transactions                                            (2,829,858)       (2,363,060)
Net realized gain/(loss) from foreign
   currency translations                                            -                 -
Changes in unrealized net appreciation
   (depreciation) on securities and
   foreign currency translations                              333,060         1,196,952
                                                      ---------------------------------
Net increase/(decrease) in net assets
   resulting from operations                               (2,565,389)       (1,093,150)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                         (73,506)                -
Net capital gains                                                   -        (1,597,342)
                                                      ---------------------------------
Net decrease from dividends and distributions                 (73,506)       (1,597,342)
FUND SHARE TRANSACTIONS:
Shares sold                                                37,196,993        17,260,710
Reinvested dividends and distributions                         73,500         1,596,691
Shares repurchased                                         (4,183,047)      (15,103,155)
                                                      ---------------------------------
Net increase (decrease) from fund share transactions       33,087,446         3,754,246
                                                      ---------------------------------
Total net increase (decrease) in net assets                30,448,551         1,063,754
NET ASSETS:
Beginning of period                                        22,068,085        21,004,331
                                                      ---------------------------------
End of period                                         $    52,516,636   $    22,068,085
                                                      ---------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                       $    57,420,980   $    24,333,534
Accumulated undistributed net investment
   income/(loss)                                              (68,474)           73,623
Accumulated undistributed net realized
   gain/(loss) from investments                            (5,213,032)       (2,383,174)
Accumulated net realized gain/(loss) from
   foreign currency translations                                    -                 -
Unrealized appreciation/(depreciation) on
   securities and foreign currency translations               377,162            44,102
                                                      ---------------------------------
Net Assets                                            $    52,516,636   $    22,068,085
                                                      ---------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                 3,851,088         1,830,318
Reinvested dividends and distributions                          7,778           173,931
Shares repurchased                                           (440,755)       (1,607,305)
                                                      ---------------------------------
Net increase/(decrease)                                     3,418,111           396,944
                                                      ---------------------------------
Shares outstanding beginning of period                      2,433,678         2,036,734
                                                      ---------------------------------
Shares outstanding end of period                            5,851,789         2,433,678
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchase of securities                                $    62,152,762   $    15,166,430
Proceeds from sales of securities                          30,832,699        13,982,079
Purchases of long-term US government securities                                       -
Proceeds from sales of long-term
   US government securities                                                           -

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------
                                                                ICON SHORT-TERM                       ICON ASIA
                                                               FIXED INCOME FUND                     REGION FUND
                                                     SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                         MARCH 31,         YEAR ENDED         MARCH 31,       YEAR ENDED
                                                           2001           SEPTEMBER 30,        2001           SEPTEMBER 30,
                                                        (UNAUDITED)           2000          (UNAUDITED)           2000
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                          $       100,785   $       223,137   $        85,341   $        79,400
Net realized gain/(loss) from investment
   transactions                                                 1,406             1,523          (515,784)        5,627,064
Net realized gain/(loss) from foreign
   currency translations                                            -                 -           (39,177)         (291,012)
Changes in unrealized net appreciation
   (depreciation) on securities and
   foreign currency translations                               10,371             6,259        (1,762,504)       (4,366,505)
                                                      ---------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                                  112,562           230,919        (2,232,124)        1,048,947
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                        (100,786)         (223,137)                -                 -
Net capital gains                                                   -           (18,214)                -                 -
                                                      ---------------------------------------------------------------------
Net decrease from dividends and distributions                (100,786)         (241,351)                -                 -
FUND SHARE TRANSACTIONS:
Shares sold                                                35,443,373        64,468,334       130,188,729       226,861,338
Reinvested dividends and distributions                         88,872           185,911                 -                 -
Shares repurchased                                        (35,924,412)      (64,369,083)     (137,997,402)     (235,763,952)
                                                      ---------------------------------------------------------------------
Net increase (decrease) from fund share transactions         (392,167)          285,162        (7,808,673)       (8,902,614)
                                                      ---------------------------------------------------------------------
Total net increase (decrease) in net assets                  (380,391)          274,730       (10,040,797)       (7,853,667)
NET ASSETS:
Beginning of period                                         5,385,709         5,110,979        25,710,079        33,563,746
                                                      ---------------------------------------------------------------------
End of period                                         $     5,005,318   $     5,385,709   $    15,669,282   $    25,710,079
                                                      ---------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                       $     4,990,139   $     5,382,306   $    23,649,356   $    31,458,029
Accumulated undistributed net investment
   income/(loss)                                               10,115            10,116          (206,583)         (291,924)
Accumulated undistributed net realized
   gain/(loss) from investments                                 2,929             1,523        (7,657,612)       (7,141,828)
Accumulated net realized gain/(loss) from
   foreign currency translations                                    -                 -          (708,757)         (669,580)
Unrealized appreciation/(depreciation) on
   securities and foreign currency translations                 2,135            (8,236)          592,878         2,355,382
                                                      ---------------------------------------------------------------------
Net Assets                                            $     5,005,318   $     5,385,709   $    15,669,282   $    25,710,079
                                                      ---------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                 3,875,905         7,076,674        13,473,596        20,744,750
Reinvested dividends and distributions                          9,718            20,410                 -                 -
Shares repurchased                                         (3,927,934)       (7,066,169)      (14,242,502)      (21,324,849)
                                                      ---------------------------------------------------------------------
Net increase/(decrease)                                       (42,311)           30,915          (768,906)         (580,099)
                                                      ---------------------------------------------------------------------
Shares outstanding beginning of period                        589,422           558,507         2,508,132         3,088,231
                                                      ---------------------------------------------------------------------
Shares outstanding end of period                              547,111           589,422         1,739,226         2,508,132
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchase of securities                                   $          -     $           -   $     2,043,499   $    28,766,133
Proceeds from sales of securities                                   -                 -        11,613,104        36,702,940
Purchases of long-term US government securities                     -         1,994,480                                   -
Proceeds from sales of long-term
   US government securities                                 1,619,916         3,500,000                                   -

---------------------------------------------------------------------------------------------------------------------------
                                                               ICON NORTH EUROPE                 ICON SOUTH EUROPE
                                                                   REGION FUND                      REGION FUND
                                                      SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                          MARCH 31,       YEAR ENDED          MARCH 31,        YEAR ENDED
                                                            2001          SEPTEMBER 30,        2001           SEPTEMBER 30,
                                                         (UNAUDITED)          2000          (UNAUDITED)           2000
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                          $        35,066   $        86,492   $       (39,202)  $        12,657
Net realized gain/(loss) from investment
   transactions                                             1,699,350         1,055,009             7,970          (645,939)
Net realized gain/(loss) from foreign
   currency translations                                      (15,479)          (87,176)            5,104           (29,669)
Changes in unrealized net appreciation
   (depreciation) on securities and
   foreign currency translations                           (4,760,417)        1,950,866          (370,607)          387,712
                                                      ---------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                               (3,041,480)        3,005,191          (396,735)         (275,239)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                            (115)                -                 -                 -
Net capital gains                                          (2,278,577)       (2,406,446)                -                 -
                                                      ---------------------------------------------------------------------
Net decrease from dividends and distributions              (2,278,692)       (2,406,446)                -                 -
FUND SHARE TRANSACTIONS:
Shares sold                                                76,440,172       163,082,729         7,868,214        20,654,080
Reinvested dividends and distributions                      2,275,767         2,403,656
Shares repurchased                                        (92,243,727)     (156,740,987)       (7,463,836)      (19,116,866)
                                                      ---------------------------------------------------------------------
Net increase (decrease) from fund share transactions      (13,527,788)        8,745,398           404,378         1,537,214
                                                      ---------------------------------------------------------------------
Total net increase (decrease) in net assets               (18,847,960)        9,344,143             7,643         1,261,975
NET ASSETS:
Beginning of period                                        33,315,479        23,971,336         6,559,875         5,297,900
                                                      ---------------------------------------------------------------------
End of period                                         $    14,467,519   $    33,315,479   $     6,567,518   $     6,559,875
                                                      ---------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                       $    15,658,731   $    29,186,519   $     8,241,948   $     7,837,570
Accumulated undistributed net investment
   income/(loss)                                              (52,423)          (87,374)          (68,872)          (29,670)
Accumulated undistributed net realized
   gain/(loss) from investments                               669,241         1,248,468        (1,103,743)       (1,111,713)
Accumulated net realized gain/(loss) from
   foreign currency translations                             (581,512)         (566,033)         (131,386)         (136,490)
Unrealized appreciation/(depreciation) on
   securities and foreign currency translations            (1,226,518)        3,533,899          (370,429)              178
                                                      ---------------------------------------------------------------------
Net Assets                                            $    14,467,519   $    33,315,479   $     6,567,518   $     6,559,875
                                                      ---------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                 7,346,247        13,457,976           766,114         1,955,300
Reinvested dividends and distributions                        231,512           199,143
Shares repurchased                                         (8,726,049)      (12,873,554)         (724,111)       (1,831,932)
                                                      ---------------------------------------------------------------------
Net increase/(decrease)                                    (1,148,290)          783,565            42,003           123,368
                                                      ---------------------------------------------------------------------
Shares outstanding beginning of period                      2,825,965         2,042,400           647,021           523,653
                                                      ---------------------------------------------------------------------
Shares outstanding end of period                            1,677,675         2,825,965           689,024           647,021
Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchase of securities                                $         7,019   $     8,892,094   $     1,554,666   $     5,370,972
Proceeds from sales of securities                           8,711,933         8,735,251                39         3,792,987
Proceeds from sales of long-term                                                                                          -
   US government securities                                                           -                                   -

                ICON FUNDS      FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDING AS INDICATED

------------------------------------------------------------------------------------------------------------------------
                                                                             ICON
                                                                         MATERIALS FUND
                                      SIX MONTHS ENDED    YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                        MAR. 31, 2001      SEPT. 30,        SEPT. 30,        SEPT. 30,        SEPT. 30,
                                         (UNAUDITED)         2000             1999             1998            1997(a)
                                      ----------------------------------------------------------------------------------
Net asset value, beginning of period     $     6.49       $     7.31       $     6.58       $    10.90       $    10.00
Income from investment operations:
   Net investment income (loss)(x)             0.05             0.03             0.02             0.02            (0.01)
Net gains (losses) on securities
   (both realized and unrealized)             (0.72)           (0.85)            0.74            (4.08)            0.91
                                      ----------------------------------------------------------------------------------
Total from investment operations              (0.67)           (0.82)            0.76            (4.06)            0.90
Less dividends and distributions:
   Dividends (from net investment
     income)                                  (0.07)               -            (0.03)               -                -
   Distributions in excess of net
     investment income                            -                -                -                -                -
   Distributions (from net
     realized gains)                              -                -                -            (0.26)               -
   Distributions in excess of net
     realized gains                               -                -                -                -                -
                                      ----------------------------------------------------------------------------------
Total distributions                           (0.07)               -            (0.03)           (0.26)               -
                                      ----------------------------------------------------------------------------------
Net asset value, end of period           $     5.75       $     6.49       $     7.31       $     6.58       $    10.90
                                      ----------------------------------------------------------------------------------
Total return                                 (10.29%)         (11.22%)          11.65%          (37.45%)           9.00%
Net assets, end of period
   (in thousands)                        $   26,384       $   18,162       $   26,373       $   17,318       $   50,251
Average net assets for the period
   (in thousands)                        $   19,385       $   23,620       $   17,145       $   27,117       $   45,001
Ratio of expenses to average
   net assets*                                 1.57%            1.41%            1.45%            1.33%            1.45%
Ratio of net investment income
   to average net assets*                      0.15%            0.42%            0.16%            0.08%           (0.24%)
Portfolio turnover rate                       57.69%           91.76%          118.29%          106.70%           32.35%

* ANNUALIZED FOR PERIODS LESS THAN A YEAR
(x) CALCULATED USING AVERAGE SHARE METHOD
(a)  FOR THE PERIOD MAY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO
     SEPTEMBER 30, 1997
(b)  FOR THE PERIOD JULY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO
     SEPTEMBER 30, 1997
(c) FOR THE PERIOD NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998
(d)  FOR THE PERIOD JULY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO
     SEPTEMBER 30, 1997
(e) FOR THE PERIOD FEBRUARY 24, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(f)  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO
     SEPTEMBER 30, 1997
(g) FOR THE PERIOD FEBRUARY 19, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(h)  FOR THE PERIOD JULY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO
     SEPTEMBER 30, 1997
(i)  FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO
     SEPTEMBER 30, 1997
(j) FOR THE PERIOD FEBRUARY 7, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(k) FOR THE PERIOD FEBRUARY 25, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(l) FOR THE PERIOD FEBRUARY 18, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(m) FOR THE PERIOD FEBRUARY 20, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THE FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                        ICON CONSUMER
                                                                     DISCRETIONARY FUND
                                       SIX MONTHS ENDED   YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                         MAR. 31, 2001     SEPT. 30,       SEPT. 30,        SEPT. 30,        SEPT. 30,
                                          (UNAUDITED)        2000            1999             1998            1997(b)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $     9.23      $     9.67       $     7.87       $    10.96       $    10.00
Income from investment operations:
   Net investment income (loss)(x)             0.00           (0.02)               -            (0.01)           (0.01)
Net gains (losses) on securities
   (both realized and unrealized)              0.30           (0.42)            2.04            (3.08)            0.97
                                      ----------------------------------------------------------------------------------
Total from investment operations               0.30           (0.44)            2.04            (3.09)            0.96
Less dividends and distributions:
   Dividends (from net investment
     income)                                      -               -                -                -                -
   Distributions in excess of net
     investment income                            -               -                -                -                -
   Distributions (from net
     realized gains)                              -               -                -                -                -
   Distributions in excess of net
     realized gains                               -               -            (0.24)               -                -
                                      ----------------------------------------------------------------------------------
Total distributions                               -               -            (0.24)               -                -
                                      ----------------------------------------------------------------------------------
Net asset value, end of period           $     9.53      $     9.23       $     9.67       $     7.87       $    10.96
                                      ----------------------------------------------------------------------------------
Total return                                   3.25%          (4.55%)          25.78%          (28.26%)           9.60%
Net assets, end of period
   (in thousands)                        $   81,236      $   40,894       $   54,351       $   49,003       $   20,916
Average net assets for the period
   (in thousands)                        $   44,855      $   46,246       $   58,294       $   39,883       $   19,876
Ratio of expenses to average
   net assets*                                 1.44%           1.35%            1.35%            1.37%            1.89%
Ratio of net investment income
   to average net assets*                      0.02%           (.27%)          (0.46%)          (0.36%)          (0.67%)
Portfolio turnover rate                       80.30%          88.44%           27.83%           72.42%            0.00%

-----------------------------------------------------------------------------------------------------
                                                                  ICON ENERGY
                                                                     FUND
                                        SIX MONTHS ENDED   YEAR ENDED     YEAR ENDED       YEAR ENDED
                                          MAR. 31, 2001     SEPT. 30,      SEPT. 30,        SEPT. 30,
                                           (UNAUDITED)        2000           1999            1998(c)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    13.19       $     7.98      $     6.35       $    10.00
Income from investment operations:
   Net investment income (loss)(x)             0.08             0.04            0.01             0.06
Net gains (losses) on securities
   (both realized and unrealized)              1.51             5.17            1.69            (3.71)
                                      ---------------------------------------------------------------
Total from investment operations               1.59             5.21            1.70            (3.65)
Less dividends and distributions:
   Dividends (from net investment
     income)                                  (0.09)               -           (0.05)               -
   Distributions in excess of net
     investment income                            -                -           (0.02)
   Distributions (from net
     realized gains)                          (1.12)               -               -                -
   Distributions in excess of net
     realized gains                               -                -                                -
                                      ---------------------------------------------------------------
Total distributions                           (1.21)               -           (0.07)               -
                                      ---------------------------------------------------------------
Net asset value, end of period           $    13.57       $    13.19      $     7.98       $     6.35
                                      ---------------------------------------------------------------
Total return                                  12.34%           65.29%          27.28%          (36.50%)
Net assets, end of period
   (in thousands)                        $   46,950       $   44,294      $   19,230       $   12,335
Average net assets for the period
   (in thousands)                        $   42,487       $   29,564      $   13,801       $   21,128
Ratio of expenses to average
   net assets*                                 1.41%            1.36%           1.45%            1.20%
Ratio of net investment income
   to average net assets*                      0.26%            0.43%          (0.26%)           0.51%
Portfolio turnover rate                       51.20%          123.70%          34.41%          112.62%

                ICON FUNDS      FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDED AS INDICATED

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                ICON FINANCIAL
                                                                                     FUND
                                            SIX MONTHS ENDED     YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                              MAR. 31, 2001       SEPT. 30,         SEPT. 30,         SEPT. 30,         SEPT. 30,
                                               (UNAUDITED)          2000              1999              1998             1997(d)
                                            ---------------------------------------------------------------------------------------
Net asset value, beginning of period           $     12.26       $      8.99       $      9.37       $     10.51       $     10.00
Income from investment operations:
   Net investment income (loss)(x)                       -              0.11              0.02              0.04              0.01
Net gains (losses) on securities
   (both realized and unrealized)                     1.13              3.28              1.05             (1.14)             0.50
                                            ---------------------------------------------------------------------------------------
Total from investment operations                      1.13              3.39              1.07             (1.10)             0.51
Less dividends and distributions:
   Dividends (from net investment
     income)                                         (0.12)                -             (0.04)            (0.01)                -
   Distributions in excess of net
     investment income                                   -                 -             (0.02)                -                 -
   Distributions (from net realized gains)           (1.29)            (0.12)            (1.39)            (0.03)                -
   Distributions in excess of net
     realized gains                                      -                 -                 -                 -                 -
                                            ---------------------------------------------------------------------------------------
Total distributions                                  (1.41)            (0.12)            (1.45)            (0.04)                -
                                            ---------------------------------------------------------------------------------------
Net asset value, end of period                 $     11.98       $     12.26       $      8.99       $      9.37       $     10.51
                                            ---------------------------------------------------------------------------------------
Total return                                          9.02%            38.14%            10.05%           (10.46%)            5.10%
Net assets, end of period
   (in thousands)                              $    33,362       $   100,404       $     5,483       $    17,211       $    32,237
Average net assets for the period
   (in thousands)                              $    73,443       $    43,690       $    10,415       $    28,304       $    29,803
Ratio of expenses to average net assets*              1.40%             1.33%             1.58%             1.33%             1.70%
Ratio of net investment income to average
   net assets*                                        0.21%             1.14%             0.09%             0.35%             0.12%
Portfolio turnover rate                              85.69%            28.99%            53.29%            87.68%             0.00%

* ANNUALIZED FOR PERIODS LESS THAN A YEAR
(x) CALCULATED USING AVERAGE SHARE METHOD
(a)-(m) LEGENDS ARE AT BOTTOM OF PAGE 56

THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THE FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                ICON HEALTHCARE
                                                                                     FUND
                                             SIX MONTHS ENDED    YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                               MAR. 31, 2001      SEPT. 30,         SEPT. 30,         SEPT. 30,        MAR. 31, 2001
                                                (UNAUDITED)         2000              1999              1998              1997(e)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     11.93       $      7.98       $     11.39       $     11.78       $     10.00
Income from investment operations:
   Net investment income (loss)(x)                   (0.05)            (0.08)                -              0.02             (0.04)
Net gains (losses) on securities
   (both realized and unrealized)                     0.55              4.34             (0.25)             0.35              1.82
                                            ---------------------------------------------------------------------------------------
Total from investment operations                      0.50              4.26             (0.25)             0.37              1.78
Less dividends and distributions:
   Dividends (from net investment
     income)                                             -                 -                 -                 -                 -
   Distributions in excess of net
     investment income                                   -                 -                 -                 -                 -
   Distributions (from net realized gains)           (0.77)            (0.31)            (3.16)            (0.76)                -
   Distributions in excess of net
     realized gains                                      -                 -                 -                 -                 -
                                            ---------------------------------------------------------------------------------------
Total distributions                                  (0.77)            (0.31)            (3.16)            (0.76)                -
                                            ---------------------------------------------------------------------------------------
Net asset value, end of period                 $     11.66       $     11.93       $      7.98       $     11.39       $     11.78
                                            ---------------------------------------------------------------------------------------
Total return                                          4.19%            55.35%            (5.34%)            3.77%            17.80%
Net assets, end of period
   (in thousands)                              $    17,495       $    49,066       $    24,550       $    31,153       $    77,307
Average net assets for the period
   (in thousands)                              $    43,614       $    38,688       $    29,272       $    56,620       $    59,164
Ratio of expenses to average net assets*              1.45%             1.38%             1.40%             1.24%             1.45%
Ratio of net investment income to average
   net assets*                                       (0.23%)           (0.74%)           (0.83%)           (0.13%)           (0.80%)
Portfolio turnover rate                              66.03%           115.05%            85.99%            52.16%            71.81%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               ICON LEISURE AND
                                                                            CONSUMER STAPLES FUND
                                             SIX MONTHS ENDED     YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                 SEPT. 30,         SEPT. 30,        SEPT. 30,         SEPT. 30,          SEPT. 30,
                                                (UNAUDITED)          2000              1999              1998             1997(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $      9.24       $     12.05       $     11.79       $     11.35       $     10.00
Income from investment operations:
   Net investment income (loss)(x)                   (0.03)             0.01              0.10              0.02             (0.01)
Net gains (losses) on securities
   (both realized and unrealized)                     0.52              0.25              1.61              0.45              1.66
                                            ---------------------------------------------------------------------------------------
Total from investment operations                      0.49              0.26              1.71              0.47              1.35
Less dividends and distributions:
   Dividends (from net investment
     income)                                         (0.01)                -             (0.24)                -                 -
   Distributions in excess of net
     investment income                                   -                 -             (0.03)                -                 -
   Distributions (from net realized gains)           (0.02)            (1.85)            (1.18)            (0.03)                -
   Distributions in excess of net
     realized gains                                      -             (1.22)                -                 -                 -
                                            ---------------------------------------------------------------------------------------
Total distributions                                  (0.03)            (3.07)            (1.45)            (0.03)                -
                                            ---------------------------------------------------------------------------------------
Net asset value, end of period                 $      9.70       $      9.24       $     12.05       $     11.79       $     11.35
                                            ---------------------------------------------------------------------------------------
Total return                                          5.30%             5.27%            14.76%             4.18%            13.50%
Net assets, end of period
   (in thousands)                              $    32,599       $     7,765       $    31,559       $    54,426       $    66,608
Average net assets for the period
   (in thousands)                              $    41,300       $    18,029       $    40,054       $    74,443       $    45,444
Ratio of expenses to average net assets*              1.40%             1.51%             1.38%             1.30%             1.48%
Ratio of net investment income to average
   net assets*                                       (0.08%)            0.13%            (0.12%)            0.07%            (0.36%)
Portfolio turnover rate                             121.51%            24.50%            49.22%            34.17%             2.52%

ICON FUNDS

FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDING AS INDICATED

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  ICON INFORMATION TECHNOLOGY FUND
                                                        SIX MONTHS ENDED     YEAR ENDED   YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                          MAR. 31, 2001       SEPT. 30,    SEPT. 30,       SEPT. 30,    SEPT. 30,
                                                          (UNAUDITED)          2000         1999            1998         1997(g)
                                                        ---------------------------------------------------------------------------
Net asset value, beginning of period                    $       22.13     $    19.00     $     9.20     $    12.96     $    10.00
Income from investment operations:
  Net investment income (loss)(X)                               (0.04)         (0.05)            -           (0.06)         (0.05)
Net gains (losses) on securities
  (both realized and unrealized)                                (2.11)          9.62          10.58          (3.31)          3.01
                                                        ---------------------------------------------------------------------------
Total from investment operations                                (2.15)          9.57          10.58          (3.37)          2.96
Less dividends and distributions:
  Dividends (from net investment income)                            -              -              -              -              -
  Distributions in excess of
    net investment income                                           -              -              -              -              -
  Distributions (from net realized gains)                      (10.20)         (6.44)         (0.78)         (0.39)             -
  Distributions in excess of net
    realized gains                                                  -              -              -              -              -
                                                        ---------------------------------------------------------------------------
Total distributions                                            (10.20)         (6.44)         (0.78)         (0.39)             -
                                                        ---------------------------------------------------------------------------
Net asset value, end of period                          $        9.78     $    22.13     $    19.00     $     9.20     $    12.96
                                                        ---------------------------------------------------------------------------
Total return                                                   (15.86%)        59.24%        119.53%        (26.17%)       (29.60%)
Net assets, end of period (in thousands)                $      99,521     $   46,689     $   55,126     $   60,494     $   41,849
Average net assets for the
  period (in thousands)                                 $      67,086     $   56,279     $   66,977     $   73,057     $   29,766
Ratio of expenses to average net assets*                         1.42%          1.35%          1.37%          1.31%          1.47%
Ratio of net investment income to
  average net assets*                                           (0.15%)        (0.23%)        (1.06%)        (0.99%)        (0.88%)
Portfolio turnover rate                                         49.63%        137.69%         31.75%         31.68%         44.57%



*    ANNUALIZED FOR PERIODS LESS THAN A YEAR
X    CALCULATED USING AVERAGE SHARE METHOD
a-m  LEGENDS ARE AT BOTTOM OF PAGE 56


    THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------
                                                                             ICON TELECOMM & UTILITIES FUND
                                                       SIX MONTHS ENDED  YEAR ENDED  YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       MAR. 31, 2001     SEPT. 30,    SEPT. 30,      SEPT. 30,     SEPT. 30,
                                                        (UNAUDITED)       2000          1999         1998           1997(h)
                                                      -------------------------------------------------------------------------
Net asset value, beginning of period                   $     8.13     $    10.04     $   14.17     $   10.63    $     10.00
Income from investment operations:
  Net investment income (loss)(X)                           (0.02)          0.20          0.83          0.31           0.06
Net gains (losses) on securities
  (both realized and unrealized)                            (1.14)          0.99          1.18          3.28           0.57
                                                      -------------------------------------------------------------------------
Total from investment operations                            (1.16)          1.19          2.01          3.59           0.63
Less dividends and distributions:
  Dividends (from net investment income)                    (0.11)         (0.16)        (1.02)        (0.04)             -
  Distributions in excess of
    net investment income                                       -              -             -              -             -
  Distributions (from net realized gains)                   (0.40)         (2.94)        (5.12)        (0.01)             -
  Distributions in excess of net
    realized gains                                              -             -              -             -              -
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.51)         (3.10)        (6.14)        (0.05)             -
                                                      -------------------------------------------------------------------------
Net asset value, end of period                         $     6.46     $     8.13    $    10.04     $   14.17     $    10.63
                                                      -------------------------------------------------------------------------
Total return                                               (15.19%)        14.99%        15.25%        33.88%          6.30%
Net assets, end of period (in thousands)               $   12,443     $    8,619    $    7,129     $  23,749     $   20,422
Average net assets for the
  period (in thousands)                                $   11,892     $    7,231    $    9,825     $  36,698     $   19,230
Ratio of expenses to average net assets*                     1.62%          1.53%         1.59%         1.34%          1.91%
Ratio of net investment income to
  average net assets*                                        0.37%          2.43%         1.84%         2.12%          1.62%
Portfolio turnover rate                                     42.42%         41.86%        18.85%       155.72%          2.55%


------------------------------------------------------------------------------------------------------------------------------
                                                                                 ICON INDUSTRIALS FUND
                                                       SIX MONTHS ENDED  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                        MAR. 31, 2001     SEPT. 30,   SEPT. 30,       SEPT. 30,   SEPT. 30,
                                                        (UNAUDITED)         2000         1999           1998        1997(i)
                                                      -------------------------------------------------------------------------
Net asset value, beginning of period                   $     9.07      $   10.31      $    9.45      $   12.40     $    10.00
Income from investment operations:
  Net investment income (loss)(X)                           (0.03)          0.03           0.01           0.01              -
Net gains (losses) on securities
  (both realized and unrealized)                            (0.05)         (0.47)          1.63          (2.71)          2.40
                                                      -------------------------------------------------------------------------
Total from investment operations                            (0.08)         (0.44)          1.64          (2.70)          2.40
Less dividends and distributions:
  Dividends (from net investment income)                    (0.02)             -          (0.02)         (0.01)             -
  Distributions in excess of
    net investment income                                       -              -              -              -              -
  Distributions (from net realized gains)                       -          (0.80)         (0.76)         (0.24)             -
  Distributions in excess of net
    realized gains                                              -              -              -              -              -
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.02)         (0.80)         (0.78)         (0.25)             -
                                                      -------------------------------------------------------------------------
Net asset value, end of period                         $     8.97      $    9.07      $   10.31     $     9.45     $    12.40
                                                      -------------------------------------------------------------------------
Total return                                                (0.91%)        (4.32%)        16.89%        (22.08%)        24.00%
Net assets, end of period (in thousands)               $   52,517      $   22,068     $  21,004     $   11,318     $   22,531
Average net assets for the
  period (in thousands)                                $   41,907      $   21,220     $  24,387     $   17,975     $   19,459
Ratio of expenses to average net assets*                     1.42%          1.38%          1.41%          1.41%          1.61%
Ratio of net investment income to
  average net assets*                                       (0.08%)         0.34%          0.10%          0.08%         (0.04%)
Portfolio turnover rate                                     79.26%         72.90%         47.97%         10.62%         15.97%

ICON FUNDS

FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDING AS INDICATED

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  ICON SHORT-TERM FIXED INCOME FUND
                                                              SIX MONTHS ENDED  YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                MAR. 31, 2001    SEPT. 30,     SEPT. 30,    SEPT. 30,    SEPT. 30,
                                                                 (UNAUDITED)       2000          1999         1998         1997(j)
                                                            ------------------------------------------------------------------------
Net asset value, beginning of period                               $     9.14  $    9.15     $    9.79     $   10.03      $   10.00
Income from investment operations:
  Net investment income (loss)(X)                                        0.19       0.39          0.43          0.76           0.47
Net gains (losses) on securities
  (both realized and unrealized)                                         0.00       0.02         (0.12)        (0.14)          0.03
                                                            ------------------------------------------------------------------------
Total from investment operations                                         0.19       0.41          0.31          0.62           0.50
Less dividends and distributions:
  Dividends (from net investment income)                                (0.18)     (0.39)        (0.65)        (0.53)         (0.47)
  Distributions in excess of net investment income                          -          -             -             -              -
  Distributions (from net realized gains)                                   -      (0.03)        (0.30)        (0.33)             -
  Distributions in excess of net
              realized gains                                                -          -             -             -              -
                                                            ------------------------------------------------------------------------
Total distributions                                                     (0.18)     (0.42)        (0.95)        (0.86)         (0.47)
                                                            ------------------------------------------------------------------------
Net asset value, end of period                                     $     9.15  $    9.14     $    9.15     $    9.79      $   10.03
                                                            ------------------------------------------------------------------------
Total return                                                             2.66%      4.45%         3.54%         6.55%          3.18%
Net assets, end of period (in thousands)                           $    5,005  $   5,386     $   5,111     $   5,350      $  81,382
Average net assets for the period
  (in thousands)                                                   $    4,848  $   5,367     $   4,658     $  17,542      $ 128,897
Ratio of expenses to average net assets*                                 1.75%      1.52%       1.06%B          0.11%+         1.10%
Ratio of net investment income to average
  net assets*                                                            1.04%      4.16%         4.42%         5.66%          4.66%
Portfolio turnover rate                                                  0.00%     53.26%        53.22%       163.75%        297.62%


B INCLUDES CHANGE IN ACCOUNTING ESTIMATE, SEE NOTE 4. IF THIS CHANGE HAD NOT BEEN MADE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.48% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.00%.
+ INCLUDES CHANGE IN ACCOUNTING ESTIMATE, SEE NOTE 4. IF THIS CHANGE HAD NOT BEEN MADE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.84% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.93%.
*   ANNUALIZED FOR PERIODS LESS THAN A YEAR
X   CALCULATED USING AVERAGE SHARE METHOD
a-m LEGENDS ARE AT BOTTOM OF PAGE 56


   THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THE FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     ICON ASIA REGION FUND
                                                              SIX MONTHS ENDED  YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                MAR. 31, 2001   SEPT. 30,      SEPT. 30,    SEPT. 30,    SEPT. 30,
                                                                 (UNAUDITED)      2000           1999         1998         1997(k)
                                                            ------------------------------------------------------------------------
Net asset value, beginning of period                             $   10.25     $   10.87     $    6.09     $    9.94     $   10.00
Income from investment operations:
            Net investment income (loss)(X)                           0.00          0.03         (0.01)        (0.04)        (0.01)
Net gains (losses) on securities
            (both realized and unrealized)                           (1.24)        (0.65)         4.79         (3.81)        (0.05)
                                                            ------------------------------------------------------------------------
Total from investment operations                                     (1.24)        (0.62)         4.78         (3.85)        (0.06)
Less dividends and distributions:
            Dividends (from net investment income)                       -             -             -             -             -
            Distributions in excess of net investment income             -             -             -             -             -
            Distributions (from net realized gains)                      -             -             -             -             -
            Distributions in excess of net
                        realized gains                                   -             -             -             -             -
                                                            ------------------------------------------------------------------------
Total distributions                                                      -             -             -             -             -
                                                            ------------------------------------------------------------------------
Net asset value, end of period                                   $    9.01     $   10.25     $   10.87     $    6.09     $    9.94
                                                            ------------------------------------------------------------------------
Total return                                                        (12.10%)       (5.70%)       78.49%       (38.73%)        (.60%)
Net assets, end of period (in thousands)                         $  15,669     $  25,710     $  33,564     $  26,730     $  58,279
Average net assets for the period
            (in thousands)                                       $  20,551     $  32,629     $  29,191     $  45,361     $  45,191
Ratio of expenses to average net assets*                              1.79%         1.53%         1.59%         1.65%         1.66%
Ratio of net investment income to average
            net assets*                                               0.21%         0.24%        (0.57%)       (0.45%)       (0.23%)
Portfolio turnover rate                                              14.10%       101.88%        62.82%        69.57%         0.00%



------------------------------------------------------------------------------------------------------------------------------------
                                                                                     ICON N. EUROPE REGION FUND
                                                              SIX MONTHS ENDED  YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                MAR. 31, 2001   SEPT. 30,      SEPT. 30,    SEPT. 30,    SEPT. 30,
                                                                 (UNAUDITED)      2000           1999         1998         1997(l)
                                                            ------------------------------------------------------------------------
Net asset value, beginning of period                             $    11.79    $    11.74       $  11.63    $  11.06    $  10.00
Income from investment operations:
            Net investment income (loss)(X)                            0.01          0.04          (0.05)      (0.02)       0.07
Net gains (losses) on securities
            (both realized and unrealized)                            (1.85)         1.21           1.51        0.79        0.99
                                                            ------------------------------------------------------------------------
Total from investment operations                                      (1.84)         1.25           1.46        0.77        1.06
Less dividends and distributions:
            Dividends (from net investment income)                        -             -          (0.17)      (0.06)          -
            Distributions in excess of net investment income              -             -              -           -           -
            Distributions (from net realized gains)                   (1.33)        (1.20)         (1.18)      (0.14)          -
            Distributions in excess of net
                        realized gains                                    -             -              -           -           -
                                                            ------------------------------------------------------------------------
Total distributions                                                   (1.33)        (1.20)         (1.35)      (0.20)          -
                                                            ------------------------------------------------------------------------
Net asset value, end of period                                   $     8.62    $    11.79       $  11.74    $  11.63    $  11.06
                                                            ------------------------------------------------------------------------
Total return                                                         (17.01%)       10.43%         12.78%       7.00%      10.60%
Net assets, end of period (in thousands)                         $   14,468    $   33,315       $ 23,971    $ 39,726    $ 49,947
Average net assets for the period
            (in thousands)                                       $   20,997    $   29,412       $ 30,993    $ 49,406    $ 36,212
Ratio of expenses to average net assets*                               1.68%         1.52%          1.59%       1.54%       1.66%
Ratio of net investment income to average
            net assets*                                                0.08%         0.30%          0.25%      (0.41%)      1.34%
Portfolio turnover rate                                                0.04%        34.24%         50.36%      57.84%      13.89%

ICON FUNDS

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDING AS INDICATED

------------------------------------------------------------------------------------------------------------------------------------
                                                                                ICON S. EUROPE REGION FUND
                                                    SIX MONTHS ENDED   YEAR ENDED        YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                      MAR. 31, 2001     SEPT. 30,         SEPT. 30,       SEPT. 30,     SEPT. 30,
                                                       (UNAUDITED)        2000              1999            1998         1997(m)
                                                    --------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 10.14          $   10.12         $ 11.87     $    11.90     $    10.00
Income from investment operations:
   Net investment income (loss)(X)                       (0.05)              0.02            0.02          (0.23)          0.10
Net gains (losses) on securities
   (both realized and unrealized)                        (0.56)                -             1.06           0.93           1.80
                                                    --------------------------------------------------------------------------------
Total from investment operations                         (0.61)              0.02            1.08           0.70           1.90
Less dividends and distributions:
   Dividends (from net investment
       income)                                               -                  -               -          (0.07)             -
   Distributions in excess of net
       investment income                                     -                  -           (0.03)             -              -
   Distributions (from net realized gains)                   -                  -           (2.80)         (0.66)             -
   Distributions in excess of net
       realized gains                                        -                  -               -              -              -
                                                    --------------------------------------------------------------------------------
Total distributions                                          -                  -           (2.83)         (0.73)             -
                                                    --------------------------------------------------------------------------------
Net asset value, end of period                         $  9.53          $   10.14         $ 10.12     $    11.87     $    11.90
                                                    --------------------------------------------------------------------------------
Total return                                             (6.02%)             0.20%           6.41%          6.11%         19.00%
Net assets, end of period
   (in thousands)                                      $ 6,568          $   6,560         $ 5,298     $    9,452     $   21,088

Average net assets for the period
   (in thousands)                                      $ 7,670          $   7,109         $ 8,107     $   20,263     $   15,055
Ratio of expenses to average net assets*                  2.01%              1.80%           1.81%          1.56%#         1.69%
Ratio of net investment income to average
   net assets*                                           (0.25%)             0.18%          (0.53%)        (0.26%)#        1.92%
Portfolio turnover rate                                   0.00%             62.17%          70.65%        113.55%          7.29%




# INCLUDES REIMBURSEMENT FROM ADMINISTRATOR FOR FEES AND EXPENSES. IF THESE FEES AND EXPENSES HAD NOT BEEN REIMBURSED, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.10% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.79%)
*   ANNUALIZED FOR PERIODS LESS THAN A YEAR
X   CALCULATED USING AVERAGE SHARE METHOD
a-m LEGENDS ARE AT BOTTOM OF PAGE 56.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

ICON FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2001 (UNAUDITED)
----------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

The ICON Materials Fund (Materials Fund), ICON Consumer Discretionary Fund (Discretionary Fund), ICON Energy Fund (Energy Fund), ICON Financial Fund, (Financial Fund) ICON Healthcare Fund (Healthcare Fund), ICON Leisure and Consumer Staples Fund (Leisure and Consumer Staples Fund), ICON Information Technology Fund (Information Technology Fund), ICON Telecommunication & Utilities Fund (Telecommunication and Utilities Fund), ICON Industrials Fund (Industrials Fund) (collectively, the Domestic Funds), ICON North Europe Region Fund (North Europe Fund), ICON South Europe Region Fund (South Europe Fund) ICON Asia Region Fund (Asia Fund) (collectively, the International Funds) and ICON Short-Term Fixed Income Fund (Short-Term Fixed Income Fund) are series funds (collectively, the Funds). The Funds are part of the ICON Funds (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end, non-diversified management investment company. At March 31, 2001, the Trust has sixteen funds (of which fourteen are currently in operation) that invest primarily in securities of companies whose principal business activities fall within specific industries or regions, one short-term fixed income fund that invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments and one diversified fund that is covered by a separate prospectus. Each fund is authorized to issue an unlimited number of no par shares. The investment objective of the Domestic and International Funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT VALUATION.

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day the Exchange is open. The Funds' securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the NASDAQ Stock market are valued at the last sale price as of the close of the Exchange, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the last bid price. Securities that are traded in the over-the-counter market are valued at the last quoted sales price or if such a sales price is lacking its last bid price. The market value of individual securities held by the Funds are determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Short-term securities including demand notes with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

REPURCHASE AGREEMENTS.

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATION.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

FORWARD FOREIGN CURRENCY CONTRACTS.

The International Funds enter into short term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time and an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statements of Operations.

Net realized gains and losses on foreign currency transactions represent disposition of foreign

--------------------------------------------------------------------------------

currencies and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

INCOME TAXES.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles generally accepted in the United States of America.

INVESTMENT INCOME.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

EXPENSES.

Expenses which cannot be directly attributed to a Fund are apportioned between all Funds based upon relative net assets.

DEFERRED ORGANIZATIONAL COSTS.

Organizational costs are being amortized over five years by the Funds. The amortization started once the Funds had assets and began investment operations.

INVESTMENT TRANSACTIONS.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The Funds may have elements of risk due to concentrated investments in specific industries or in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in the market.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

INVESTMENT ADVISORY FEES

DOMESTIC AND INTERNATIONAL FUNDS

As the Funds' investment adviser, Meridian Investment Management Corporation (MIMCO) receives a monthly fee that is computed daily at an annual rate of 1.00% of the Domestic and International Funds' average net assets.

SHORT-TERM FIXED INCOME FUND

As the Fund's investment adviser, MIMCO receives a monthly fee that is computed daily at an annual rate of .65% of the Fund's average net assets.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES.

Firstar Mutual Fund Services, LLC and Firstar Bank of Milwaukee (Firstar) provides domestic custodial services, transfer agent services and fund accounting for the Funds. The Funds pay a fee at an annual rate of 0.1575% on the Trust's first $500 million of average daily net assets, 0.1375% on the next $500 million of average daily net assets, and 0.08% on the balance of average daily net assets. The Funds also pay for various out-of-pocket costs incurred by Firstar that are estimated to be 0.02% of the average daily net assets.

On behalf of the International Funds, Firstar has entered into an agreement with Chase Manhattan Bank (Chase) to provide international custodial services. The Funds pay an annual rate of 0.112% of average daily net assets plus a per trade transaction cost for these custodial services.

ADMINISTRATIVE SERVICES

The Funds have entered into an administrative services agreement with MIMCO. This agreement provides for an annual fee of 0.05% on the Funds' first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

RELATED PARTIES

Certain officers and directors of MIMCO are also officers and trustees of the Funds.

--------------------------------------------------------------------------------


3. FEDERAL INCOME TAX.

Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, capital loss carry forwards and deemed distributions on redemptions.

Net capital loss carryovers expire in 2007 and 2008. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes, the net capital loss carryovers, and post October loss deferrals as of March 31, 2001, are as follows

FUND                             FEDERAL TAX       UNREALIZED       UNREALIZED    NET APPRECIATION     NET CAPITAL     POST OCTOBER
                                     COST         APPRECIATION    (DEPRECIATION)    (DEPRECIATION)   LOSS CARRYOVERS   LOSS DEFERRAL
------------------------------------------------------------------------------------------------------------------------------------
ICON Materials Fund              $ 25,972,158     $  2,025,093     $ (1,324,480)     $    700,613      $  9,416,109     $  2,119,955
ICON Consumer
  Discretionary Fund             $ 81,876,237     $  5,671,752     $ (5,302,287)     $    369,465      $    557,945     $  5,936,026
ICON Energy Fund                 $ 45,876,623     $  6,969,806     $ (2,147,272)     $  4,822,534      $  1,605,236     $  2,996,701
ICON Financial Fund              $ 31,769,138     $  4,042,787     $ (2,332,617)     $  1,710,170      $          -     $          -
ICON Healthcare Fund             $ 16,393,388     $  2,659,563     $ (1,742,299)     $    917,264      $          -     $          -
ICON Leisure and Consumer
  Staples Fund                   $ 30,101,865     $  3,782,728     $ (1,104,280)     $  2,678,448      $          -     $          -
ICON Information
  Technology Fund                $115,297,349     $  4,208,035     $(19,954,048)     $(15,746,013)     $          -     $          -
ICON Telecommunication and
  Utilities Fund                 $ 13,508,274     $    861,777     $ (1,989,016)     $ (1,127,239)     $          -     $          -
ICON Industrials Fund            $ 51,996,914     $  3,179,148     $ (2,801,986)     $    377,162      $          -     $          -
ICON Short-Term Fixed
  Income Fund                    $  5,607,082     $      2,135     $          -      $      2,135      $          -     $          -
ICON Asia Region Fund            $ 17,231,054     $  1,627,910     $ (1,034,601)     $    593,309      $ 10,241,800     $  1,900,493
ICON North Europe Region Fund    $ 17,109,341     $  1,509,040     $ (2,732,918)     $ (1,223,878)     $          -     $    207,970
ICON South Europe Region Fund    $  6,502,694     $    303,280     $   (668,265)     $   (364,985)     $     39,533     $    608,432

4. CHANGE IN ACCOUNTING ESTIMATE

The ICON Short-Term Fixed Income Fund had an estimated net overaccrual of expenses of approximately $157,000 as of September 30, 1997 which was not material to the financial statements as of that date. However, due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998 the net estimated overaccrual of $127,000 became material to the financial statements of the Fund. The Fund determined that it received a net benefit due to this estimated overaccrual and has identified and reimbursed shareholders who provided this benefit.

During the year ended September 30, 1999, as the shareholders who provided the benefit were being identified, and as a result of additional information, a change in the estimate reduced the amount to $57,539, which was paid to shareholders in the year ended September 30, 2000. This was accounted for as a change in accounting estimate.

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                                       68

[ICON FUNDS LOGO]

FOR MORE INFORMATION ON ICON FUNDS,
CONTACT US AT:
Toll-Free:    800-764-0442
Facsimile:    303-790-8246
12835 East Arapahoe Road
Tower II, Penthouse
Englewood, Colorado  80112
DISTRIBUTED BY MERIDIAN CLEARING CORP., MEMBER NASD
-C- 2001 ICON Funds      5/29/01